                                                            NORTH AMERICAN FUNDS
                                                      VARIABLE PRODUCT SERIES II


                                                              Semi-Annual Report
                                                               February 28, 2001


                                                             AMERICAN
                                                                GENERAL
                                                                FINANCIAL GROUP

 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II - SEMI-ANNUAL REPORT FEBRUARY
                                    28, 2001

TABLE OF CONTENTS

Chairman's Letter...........................................................   1
Fund Information............................................................   2
Schedules of Investments
 International Growth Fund..................................................   3
 Goldman Sachs Large Cap Growth Fund........................................   6
 INVESCO MidCap Growth Fund.................................................  11
 J.P. Morgan Small Cap Growth Fund..........................................  15
 State Street Large Cap Value Fund..........................................  19
 Neuberger Berman MidCap Value Fund.........................................  23
 Small Cap Value Fund.......................................................  26
 AG Socially Responsible Fund...............................................  40
 AG High Yield Bond Fund....................................................  45
 AG Strategic Bond Fund.....................................................  50
 AG Core Bond Fund..........................................................  54
 AG 2 Money Market Fund.....................................................  57
 AG Aggressive Growth Lifestyle Fund........................................  59
 AG Moderate Growth Lifestyle Fund..........................................  61
 AG Conservative Growth Lifestyle Fund......................................  63
Statements of Assets and Liabilities........................................  65
Statements of Operations....................................................  67
Statements of Changes in Net Assets.........................................  69
Notes to Financial Statements...............................................  72
Financial Highlights........................................................  76

Supplemental Information....................................................  80

--------------------------------------------------------------------------------

                                                                1
       NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II CHAIRMAN'S LETTER

Dear Valued Investor:

February 28, 2001 marked the halfway point for the fiscal year for the North American Funds Variable Product Series II. With the extreme market volatility and with everyone tuned into the media for the latest market updates, this certainly is an unsettling period.

Throughout this time, you hear again and again to "Stay the course," but perhaps more important is to ask yourself, "Have I chartered the right course?" In other words, do I have the proper asset allocation to achieve my goals? Am I appropriately diversified--or do I have too many eggs in one basket? To help you answer these questions, this would be the perfect time to review your North American Funds Variable Product Series II, as well as to see how it fits into your overall investment strategy. Your Financial Advisor would welcome the opportunity to do a "Portfolio Check-up" for you to ensure your investments are on track to meet your goals. This process will give you comfort now, as well as in the future.

To help you understand your portfolio, here is an overview of the economy and a discussion on diversification and asset allocation, key strategies for all markets.

THE ECONOMIC ENVIRONMENT
Currently, there is a great deal of uncertainty over the direction of the economy. Fears of a possible recession and declining corporate profits have dragged down the equity markets. The technology sector, which has driven economic growth, has been particularly hard hit. And finally, announcements of layoffs have been continually making headlines. With all this, there is still reason for optimism. The Federal Reserve has shown that it will take action in an attempt to keep the economy afloat with a surprise 50 basis point reduction in the Fed Fund rate on January 3, and another 50 basis point reduction at the end of January. In addition, Fed officials have stated that further reductions will be coming if the economy continues to deteriorate. More good news may be coming in the form of a fiscal tax cut that has been proposed by President Bush. Historically, both of these actions have been beneficial for the economy and for the equity markets.

DIVERSIFICATION AND ASSET ALLOCATION
Diversification is a risk management technique that mixes a wide variety of investments into a portfolio. By dividing your investments among several asset classes and investment styles, you are protecting yourself against the negative performance of any one asset class. Asset allocation is a strategy for diversification that involves dividing your portfolio into separate asset classes and investing strategies. Different styles of investing and different asset classes will be in favor at different times, and by dividing your investments between asset classes, you will participate in each upward movement while simultaneously reducing your risk to the asset classes and styles that are temporarily out of favor. For example, spreading your equity holdings among large, medium and small cap asset classes, both national and international, as well as among growth and value investment styles, can build diversification into your portfolio.

Fixed income investing should also be a part of a well-diversified portfolio. Fixed income investments have shown positive returns in 2000 and year to date in 2001, while equity markets have shown negative returns during the same time period. With a diversified portfolio, investors would participate in these positive returns.

What does your investment in North American Funds Variable Product Series II mean to you? It gives you choice, flexibility and control to execute your asset allocation and diversification strategies as you have a wide range of fund choices, covering all asset classes, available to meet your needs. In addition, you have the added advantage of our Investment Research Professionals to help you meet your goals.

THE NORTH AMERICAN FUNDS RESEARCH PROFESSIONALS
The Investment Research Professionals are a critical element in the North American multi-manager investment family. They perform a rigorous selection and ongoing monitoring process. The average industry experience for the four senior key members is 18 years. Steven Guterman, the Chief Investment Officer, leads the team. Mr. Guterman has extensive portfolio management experience, including a previous position as Managing Director and Head of U.S. Fixed Income Portfolio Management with Salomon Brothers Asset Management. The other key members are a chief economist and two mutual fund strategists. This team adds tremendous value to our fund offering by both choosing the right sub-advisors for our funds, as well as actively monitoring these managers to ensure that they are meeting expectations.

For you, our shareholder, the following pages give you important performance information for each fund. You will also find the investment viewpoints of the portfolio managers, providing you insight on factors affecting the funds' performance, as well as the outlook for the various investment classes.

After reviewing your investment strategy with your Financial Advisor, next time you hear "Stay the course," you'll not only feel confident and comfortable, but you'll know you're on the way!

Thank you for your continued confidence in the North American Funds and in our ability to help you manage your money.

               Sincerely,

             /s/ Alice T. Kane
              Alice T. Kane, Chairman
              North American Funds Variable Product Series II


-------------------------------------------------------------------------------

 2     NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II FUND INFORMATION

FUND RETURNS AND TRACKING DIFFERENCES*
For the Six Months Ended February 28, 2001

                                                  (3)        (4)
                                                 Fund       Total
                                              Performance   Index
                                                Before      Return
                             (1)       (2)    Subtracting Including   Tracking
NAFVPS II Fund/Relevant     Fund       Fund    Expenses   Reinvested Differences
Market Index              Return(a)  Expenses  (1) + (2)  Dividends   (3) - (4)
--------------------------------------------------------------------------------
International Growth
Fund / Salomon Brothers
Primary Market Index....   (14.45)%    0.53%    (13.92)%    (17.98)%     4.06%
Goldman Sachs Large Cap
Growth Fund / Russell
1000 Growth Index.......   (36.96)     0.43     (36.53)     (36.79)      0.26
INVESCO MidCap Growth
Fund / Russell Mid Cap
Growth Index............   (32.80)     0.39     (32.41)     (36.18)      3.77
J.P. Morgan Small Cap
Growth Fund / Russell
2000 Growth Index.......   (39.08)     0.58     (38.50)     (29.26)     (9.24)
State Street Large Cap
Value Fund / Russell
1000 Value Index........    (1.78)     0.40      (1.38)       2.03      (3.41)
Neuberger Berman MidCap
Value Fund / Russell
MidCap Value Index......     3.03      0.52       3.55        9.63      (6.08)
Small Cap Value
Fund / Russell 2000
Value Index.............     7.47      0.48       7.95       10.31      (2.36)
AG Socially Responsible
Fund / S&P 500 Index....   (18.02)     0.28     (17.74)     (17.84)      0.10
AG High Yield Bond
Fund / Salomon Brothers
High Yield Market
Index...................    (1.86)     0.49      (1.37)       1.48      (2.85)
AG Strategic Bond
Fund / Lehman Brothers
Aggregate Index.........     3.40      0.44       3.84        7.51      (3.67)
AG Core Bond
Fund / Lehman Brothers
Aggregate Index.........     6.43      0.39       6.82        7.51      (0.69)
AG 2 Money Market
Fund / 30 Day
Certificate of Deposit
Primary Offering Rate by
New York City Banks (NYC
30 Day CD Rate).........     3.00      0.28       3.28        2.31       0.97
AG Aggressive Growth
Lifestyle Fund(b).......   (18.32)     0.05     (18.27)     (15.76)     (2.51)
AG Moderate Growth
Lifestyle Fund(c).......   (10.42)     0.05     (10.37)     (11.16)      0.79
AG Conservative Growth
Lifestyle Fund(d).......    (5.28)     0.05      (5.23)      (6.22)      0.99

-----------
(a) Fund Level Returns are net of investment management fees and other fund expenses, but do not reflect charges specified in annuity contracts for mortality and expense guarantees, administrative fees, or surrender charges.
(b) Benchmark for Aggressive Growth Lifestyle consists of 25% EAFE, 10% Lehman Aggregate, and 65% Wilshire 5000.
(c) Benchmark for Moderate Growth Lifestyle consists of 15% EAFE, 30% Lehman Aggregate, and 55% Wilshire 5000.
(d) Benchmark for Conservative Growth Lifestyle consists of 8% EAFE, 50% Lehman Aggregate, and 42% Wilshire 5000.
* The Fund's performance reflects the reinvestment of dividends and other distributions. The returns represent past performance. The Fund's investment return will fluctuate so that an investor's shares, when redeemed, may be worth more of less than their original cost.

                             [Graph Appears Here]
(1) Represents fund performance before subtracting expenses. See table above for applicable fund expenses and fund level returns after expenses.
SUMMARY OF NET ASSET VALUES PER SHARE
AND PER SHARE DISTRIBUTIONS

                                                        Distributions from Net
                                                        Investment Income and
                                                        Net Realized Gains on
                                   Net Asset Values     Securities (per share)
                                (per share) (unaudited)      (unaudited)
                                ----------------------- ----------------------
                                August 31, February 28,       9/01/00 to
Fund                               2000        2001            2/28/01
----------------------------------------------------
International Growth Fund......   $14.79      $11.87            $0.79
Goldman Sachs Large Cap Growth
Fund...........................    17.68       10.53             0.67
INVESCO MidCap Growth Fund.....    16.30        7.85             3.37
J.P. Morgan Small Cap Growth
Fund...........................    23.24       12.16             2.12
State Street Large Cap Value
Fund...........................    11.60       11.24             0.15
Neuberger Berman MidCap Value
Fund...........................    13.54       13.33             0.59
Small Cap Value Fund...........    11.73       10.95             1.54
AG Socially Responsible Fund...    14.16       11.40             0.22
AG High Yield Bond Fund........     9.28        8.63             0.45
AG Strategic Bond Fund.........     9.82        9.72             0.41
AG Core Bond Fund..............     9.46        9.79             0.27
AG 2 Money Market Fund.........     1.00        1.00             0.03
AG Aggressive Growth Lifestyle
Fund...........................    14.89        9.65             2.63
AG Moderate Growth Lifestyle
Fund...........................    13.42       10.57             1.47
AG Conservative Growth
Lifestyle Fund.................    11.33        9.78             0.95


The change in net asset value of the funds will not be the same as the change in the accumulation unit value of your annuity contract because (1) the change in net asset value does not reflect the reinvestment of income and capital gain distributions and (2) the mortality and expense charges described in your annuity contract are not included.

-------------------------------------------------------------------------------

 February 28, 2001   INTERNATIONAL GROWTH FUND (Unaudited)       3
      -------------------------------------------------------------------------
         Average
       Annual Total
        Return(a)

  6 Months                        1 Year                                      Since Inception*
----------------------------------------------------------------------------------------------
  (14.45%)                       (18.53%)                                          14.76%

*September 21, 1998
(a)Average annual total returns are net of expenses.

                                    [CHART]

                                    GROWTH OF $10,000 INVESTMENT
                                  Fiscal Year Ended August 31

                                    International          Salomon Bros
                                    Growth Fund        Primary Mkt Index
                                   -------------       ------------------
                    9/21/98              10,000                 10,000
                      11/98              11,231                 11,556
                       2/99              10,849                 12,015
                       5/99              11,083                 12,598
                       8/99              11,911                 13,158
                      11/99              14,735                 14,080
                       2/00              17,173                 14,227
                       5/00              15,724                 14,470
                    8/31/00              16,355                 15,350
                   11/30/00              14,099                 13,365
                    2/28/01              13,991                 12,591

 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.


                                Top 10 Holdings


  1. Alstom.....................   2.87%
  2. Nomura Securities..........   2.45%
  3. Telefonica, S.A. ..........   2.36%
  4. Pinkroccade NV.............   2.28%
  5. Cheung Kong................   2.27%
  6. Invensys, Plc. ............   2.20%
  7. ABN Amro Holding NV........   2.08%
  8. Wolters Kluwer.............   2.05%
  9. Samsung Electronics - GDR..   1.98%
 10. Lagardere S.C.A. ..........   1.97%


MANAGEMENT OVERVIEW
A discussion with Thompson, Siegel & Walmsley, Inc.

How did the Fund perform relative to its benchmark?
The Fund showed a return of -14.45% versus -17.98% for the Salomon Brothers Primary Market Index.

What were the dominant portfolio themes?
European Restructuring- corporate restructuring continues to be a recurrent theme within the portfolio. In the Netherlands we like banking group ABN Amro and Fortis the insurance group, not only because of their relatively low valuations versus their peers, but also due to their cost cutting efforts which will lead to a significant uplift in long-term profitability. Other companies that fit the restructuring theme include Alstom the French engineering company and auto company Renault.

Which portfolio holdings most enhanced the Fund's performance?

Top Ten Performers

Mapfre         +44.50%
Amvescap       +29.41%
Renault        +23.36%
Unilever       +18.76%
Parmalat       +16.91%
Pechiney        +8.45%
Aventis         +7.48%
E.ON            +6.31%
Bk. East Asia   +6.01%
Pinkroccade     +4.83%


The top two performers during the period were both financial companies. Spanish insurance group Mapfre, was the portfolio's best performer, followed by UK based fund manager Amvescap. Other strong performers included French auto maker Renault, Anglo/Dutch consumer products company Unilever, and Italian dairy company Parmalat.

Were there any disappointments in the fund?
Unfortunately there have been many disappointments during the last six-month period.

Telecommunications companies and their suppliers have been particularly hard hit as the costs of acquiring third generation mobile licenses constrained balance sheets at the same time as prices for traditional voice services and data products were declining rapidly. Four of the five worst performers in the portfolio during this fiscal period were either telecommunication companies or companies whose earnings are somewhat dependent on the telecommunications industry.

What is your outlook for the next fiscal period?
We are cautiously optimistic in our outlook for the next fiscal period. Despite the ongoing sell-off in global equity markets, we believe that moves to ease monetary policy already undertaken by both the U.S. Federal Reserve and the Bank of Japan will likely be joined by the European Central Bank in due course. This in turn should lead to a resumption of economic growth in the U.S. by the end of this calendar year. While expectations for corporate profits are still being revised down, equity market valuations in many sectors are already reflecting these lowered expectations. The current environment is one of fear of the unknown. While it is difficult to predict the timing of a market upturn, the current high levels of volatility and depressed valuations in certain sectors suggest that global equity markets may be close to bottoming out.

We will continue to use our opportunistic bottom-up approach to pick stocks, which are trading at significant discounts to their intrinsic value.

-------------------------------------------------------------------------------

 4                                               February 28, 2001
         INTERNATIONAL GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited)

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 95.09%
               AEROSPACE/DEFENSE - 1.78%
     120,573   BAE Systems, Plc. ..............................   $      514,751
                                                                  --------------
               APPAREL & PRODUCTS - 1.29%
     204,000   Li & Fung, Ltd. ................................          371,389
                                                                  --------------
               AUTO - CARS - 3.62%
         800   Daimlerchrysler AG - REG........................           39,389
      61,000   Fuji Heavy Industries, Ltd. ....................          449,849
      10,269   Renault, S.A. ..................................          553,471
                                                                  --------------
                                                                       1,042,709
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 1.32%
      21,264   Autoliv, Inc. - Swed Dep Receipt................          380,448
                                                                  --------------
               BANKS - OTHER - 10.42%
      27,200   ABN Amro Holding NV.............................          599,959
     205,000   Bank of East Asia Ltd. .........................          507,250
       6,354   Bayerische Hypo - Und Vereinsb..................          391,136
      11,873   Dresdner Bank...................................          490,900
       7,130   ING Groep N.V. .................................          493,850
      65,784   United Overseas Bank............................          520,419
         150   Westpac Banking Corp. ..........................            1,105
                                                                  --------------
                                                                       3,004,619
                                                                  --------------
               BROADCASTING - 2.66%
       7,500 * Grupo Televisa, S.A. ...........................          299,250
      22,300   Sogecable SA....................................          467,799
                                                                  --------------
                                                                         767,049
                                                                  --------------
               CONGLOMERATES - 1.97%
       9,666   Lagardere S.C.A. ...............................          567,360
                                                                  --------------
               DRUGS - 3.18%
      10,448   Astrazeneca, Plc. ..............................          475,281
       5,445   Aventis.........................................          441,212
                                                                  --------------
                                                                         916,493
                                                                  --------------
               ELECTRICAL EQUIPMENT - 4.56%
      26,676   NEC Corp. ......................................          434,157
       2,600   Rohm Company Ltd. ..............................          421,160
       6,400   Sony Corp. .....................................          461,060
                                                                  --------------
                                                                       1,316,377
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ELECTRIC PRODUCTS -
               MISCELLANEOUS - 1.15%
      38,000   Hitachi, Ltd. ..................................   $      332,069
                                                                  --------------
               ELECTRONIC EQUIPMENT - 4.78%
      15,759   Infocus Corp. ..................................          322,403
      14,711   Philips Electronic NV...........................          485,641
       7,060 * Samsung Electronics - GDR 144A..................          570,978
                                                                  --------------
                                                                       1,379,022
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 2.02%
       8,400   Orbotech LTD....................................          324,975
      41,000   Sanyo Electric Co...............................          259,014
                                                                  --------------
                                                                         583,989
                                                                  --------------
               FINANCE COMPANIES - 1.18%
       3,800   Orix Corp. .....................................          339,520
                                                                  --------------
               FINANCIAL SERVICES - 4.09%
      22,584   Amvescap, Plc. .................................          448,529
      10,200   Fortis (NL) NV..................................          295,963
      31,013   Investor AB, Class B............................          436,647
                                                                  --------------
                                                                       1,181,139
                                                                  --------------
               FOODS - 1.50%
     271,396   Parmalat Finanziaria SPA........................          433,315
                                                                  --------------
               FOOTWEAR - 1.37%
       6,326   Adidas AG.......................................          394,667
                                                                  --------------
               FREIGHT - 1.57%
      19,200   TNT Post Group NV...............................          453,801
                                                                  --------------
               HOUSEHOLD PRODUCTS - 1.58%
      61,069   Unilever, Plc. .................................          456,253
                                                                  --------------
               HUMAN RESOURCES - 1.48%
      33,613   Vedior NV.......................................          428,096
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 2.33%
      41,027   Misys, Plc. ....................................          355,335
     142,300   Psion PLC.......................................          317,095
                                                                  --------------
                                                                         672,430
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               COMPUTER SERVICE - 2.28%
      13,625   Pinkroccade NV..................................   $      656,390
                                                                  --------------
               INSURANCE - MULTILINE - 1.68%
      21,028   Corporacion Mapfre..............................          485,169
                                                                  --------------
               MACHINERY -
               CONSTRUCTION & CONTRACTS - 2.87%
      29,907   Alstom..........................................          828,035
                                                                  --------------
               MACHINERY - INDUSTRIAL/SPECIALTY - 2.32%
     283,103   Invensys, Plc. .................................          634,937
       3,404   Smiths Group....................................           34,441
                                                                  --------------
                                                                         669,378
                                                                  --------------
               METALS - ALUMINUM - 1.59%
       9,208   Pechiney, S.A., Class A.........................          458,895
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 1.70%
      13,000 * Petroleo Brasileiro S.A. .......................          370,890
       4,400 * Petroleo Brasileiro S.A. .......................          120,450
                                                                  --------------
                                                                         491,340
                                                                  --------------
               PAPER/FOREST PRODUCTS - 0.95%
      39,882   Metsa Serla, Class B............................          274,213
                                                                  --------------
               PUBLISHING - NEWS - 1.50%
      52,934   News Corp, Ltd. ................................          431,481
                                                                  --------------
               PUBLISHING/PRINTING - 2.05%
      24,548   Wolters Kluwer..................................          591,078
                                                                  --------------
               REAL ESTATE INVESTMENT TRUSTS - 2.27%
      54,000   Cheung Kong.....................................          654,239
                                                                  --------------
               SECURITIES RELATED - 2.45%
      36,000   Nomura Securities...............................          707,447
                                                                  --------------

--------------------------------------------------------------------------------

 February 28, 2001                                               5
   INTERNATIONAL GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TELECOMMUNICATIONS - 14.07%
      85,000   China Mobile (Hong Kong)........................   $      465,326
      21,475   Colt TelecomGroup...............................          388,097
      22,981 * Embratel Participacoes - ADR....................          278,070
      33,521 * Ericsson LMTEL Co. - ADR
               Series B........................................          277,596
      10,100 * Nokia Corp. ADR - Series A......................          222,200
          20   NTT Docomo Inc..................................          346,136
      16,389   Ordina Beheer N.V. .............................          350,153
      17,606 * SK Telecom Co., Ltd. - ADR......................          343,141
      39,699   Telefonica, S.A. ...............................          679,639
      18,536 * Telenorte Leste Partic - ADR....................          402,231
      28,969   United Pan-Europe
               Communication NV................................          305,587
                                                                  --------------
                                                                       4,058,176
                                                                  --------------
               UTILITIES - COMMUNICATION - 4.31%
          74   NTT Corp. ......................................          484,522
       8,660   Telefonos De Mexico SA
               Spons - ADR.....................................          279,371
     177,051   Vodafone Group, Plc. ...........................          479,440
                                                                  --------------
                                                                       1,243,333
                                                                  --------------
               UTILITIES - MISCELLANEOUS - 1.20%
       6,731   E.ON AG.........................................          344,768
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $28,869,156)..............................       27,429,438
                                                                  --------------



     PAR
   VALUE                                                      MARKET VALUE

--------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 6.52%
             REPURCHASE AGREEMENT
 $ 1,882,000 State Street Bank, 5.25% dated
              02/28/01, to be repurchased
              at $1,882,274 on 03/01/01,
              collateralized by U.S. Treasury
              Bills, 12.75%, 11/15/10, with
              a market value of $1,944,800
              (Cost $1,882,000)...........................   $    1,882,000
                                                             --------------
             TOTAL INVESTMENTS
             (Cost $30,751,156) - 101.61%.................       29,311,438
                                                             --------------
             Other assets less liabilities - (1.61%)......         (464,602)
                                                             --------------
             NET ASSETS - 100.00%.........................   $   28,846,836
                                                             --------------
             * Non-income producing

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

 6                                               February 28, 2001
                GOLDMAN SACHS LARGE CAP GROWTH FUND (Unaudited)
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                      Since Inception*
----------------------------------------------------------------------------------------------
  (36.96%)                       (31.33%)                                          5.43%

*September 21, 1998
(a)Average annual total returns are net of expenses.


                                    [CHART]

                                    GROWTH OF $10,000 INVESTMENT
                                  Fiscal Year Ended August 31

                                               Goldman Sachs
                                      Large Cap            Russell 1000
                                     Growth Fund           Growth Index
                                   -------------       ------------------
                    9/21/98              10,000                 10,000
                      11/98              11,242                 11,584
                       2/99              12,488                 12,759
                       5/99              12,990                 13,035
                       8/99              13,811                 13,726
                      11/99              15,067                 15,232
                       2/00              16,568                 16,811
                       5/00              15,976                 16,293
                    8/31/00              18,048                 18,318
                   11/30/00              13,209                 13,471
                    2/28/01              11,377                 11,579



 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

                                Top 10 Holdings


  1. General Electric Co. ......  7.45%
  2. Pfizer, Inc. ..............  5.35%
  3. Microsoft Corp. ...........  4.73%
  4. Cisco Systems, Inc. .......  3.25%
  5. AOL Time Warner, Inc. .....  3.12%
  6. Intel Corp. ...............  3.02%
  7. Merck & Co., Inc. .........  2.23%
  8. Wal-Mart Stores, Inc. .....  2.20%
     International Business
  9. Machine Corp. .............  2.01%
 10. EMC Corp. .................  1.87%

MANAGEMENT OVERVIEW
A discussion with Goldman Sachs Asset Management

How did the Fund perform relative to its benchmark?
For the six month period ended February 28, 2001, the Fund slightly underperformed its benchmark, the Russell 1000 Growth Index (the "Index") by 17 basis points, returning -36.96% versus the Index's return of -36.79%.

What were the dominant portfolio themes?
The CORESM investment process analyzes each stock based upon its Value and Momentum characteristics as well as a fundamental Research assessment. We also look at company fundamentals in the form of Profitability and Earnings Quality measurements. During much of the reporting period, our themes produced erratic results, experiencing some of the best and worst months since inception. This was typically the result of the dramatic shifts in investor preferences and the extreme volatility in the financial markets. Our Momentum theme, in particular, was affected by this. Other themes were on average more successful. Profitability and Earnings Quality gave a boost to performance in the past two months as investors fled high-flying technology stocks in favor of companies with strong fundamentals.

Which portfolio holdings most enhanced the Fund's performance?
Stocks which most enhanced the Fund's performance relative to the Index were stocks in the telecommunications and consumer non-cyclical sectors. Some examples of particularly strong contributors to relative return include:

 .  In telecommunications, the portfolio benefited from underweights in Nextel
   Communications and Sprint PCS (down 56.6% and 49.8%, respectively).

 .   In consumer non-cyclicals, we benefited from overweight positions in IBP,
    Inc. (up 65.7%), Conagra (up 8.7%), and Ralston Purina (up 38.5%), among others.

Were there any disappointments in the Fund?
The Fund's worst performers relative to the Index were stocks in the technology and financial sectors. Some detractors from relative return include:

 .   In the Technology sector, we were hurt by overweight positions in Corning
    (down 75.2%) and Nortel Networks (down 77.3%).

 .   In the Financial sector, an overweight in Morgan Stanley Dean Witter (down
    39.2%) detracted from relative performance.

What is your outlook for the next fiscal period?
Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names favored by fundamental research analysts and companies that are profitable and have sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

-------------------------------------------------------------------------------

 February 28, 2001                                               7
    GOLDMAN SACHS LARGE CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited)

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 90.40%
               ADVERTISING - 0.57%
         400 * Doubleclick, Inc. ..............................   $        5,375
       1,600   Omnicom Group, Inc. ............................          145,104
         400 * TMP Worldwide, Inc. ............................           20,925
                                                                  --------------
                                                                         171,404
                                                                  --------------
               AEROSPACE/DEFENSE - 0.48%
         500   Honeywell International, Inc. ..................           23,355
       1,600   Perkinelmer, Inc. ..............................          117,152
                                                                  --------------
                                                                         140,507
                                                                  --------------
               APPAREL & PRODUCTS - 0.58%
       1,050 * American Eagle Outfitters.......................           36,553
       2,700   Talbots, Inc. ..................................          137,214
                                                                  --------------
                                                                         173,767
                                                                  --------------
               AUTO - CARS - 0.38%
       3,400 * General Motors Corp., Class H...................           77,078
       1,000   Hertz Corp., Class A............................           35,480
                                                                  --------------
                                                                         112,558
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.23%
       1,100   Danaher Corp. ..................................           69,784
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 1.13%
       4,000   Coca-Cola Co. ..................................          212,120
       3,100   Pepsi Bottling Group, Inc. (The)................          125,085
                                                                  --------------
                                                                         337,205
                                                                  --------------
               BROADCASTING - 1.02%
       6,142 * Viacom, Inc., Class B...........................          305,257
                                                                  --------------
               CHEMICAL - MAJOR - 0.11%
       1,000   Dow Chemical Co. ...............................           32,810
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 0.14%
         700 * Cabot Microelectronics Corp. ...................           42,394
                                                                  --------------
               CONSUMER FINANCE - 0.20%
         700   SEI Investments Co. ............................           59,817
                                                                  --------------
               CONTAINERS - METAL/GLASS - 0.61%
       6,700   Corning, Inc. ..................................          181,570
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COSMETICS/TOILETRIES - 0.49%
         700   Avon Products, Inc. ............................   $       29,723
       3,000   Estee Lauder Companies..........................          115,920
                                                                  --------------
                                                                         145,643
                                                                  --------------
               DRUGS - 15.28%
       1,300   Allergan, Inc. .................................          113,035
       5,200   American Home Products Corp. ...................          321,204
         900 * AmeriSource Health Corp., Class A...............           48,348
       4,400 * Amgen, Inc. ....................................          317,075
       4,600   Bergen Brunswig Corp., Class A..................           82,754
       3,200   Bristol Myers Squibb Co. .......................          202,912
       4,800   Eli Lilly and Co. ..............................          381,408
       2,800 * Forest Laboratories, Inc. ......................          194,684
         500 * Genzyme Corp. ..................................           43,969
         300 * IDEC Pharmaceuticals Corp. .....................           16,913
       1,000   Immunex Corp. ..................................           32,563
       2,800 * IVAX Corp. .....................................          105,000
       8,300   Merck & Co., Inc. ..............................          665,660
         600 * Millennium Pharmaceuticals, Inc. ...............           20,250
      35,475   Pfizer, Inc. ...................................        1,596,374
       2,000   Pharmacia Corp. ................................          103,400
       7,800   Schering-Plough Corp. ..........................          313,950
                                                                  --------------
                                                                       4,559,499
                                                                  --------------
               ELECTRONIC EQUIPMENT - 8.11%
         700 * Amphenol Corp., Class A.........................           24,990
      47,800   General Electric Co. ...........................        2,222,700
       2,800 * Kemet Corp. ....................................           47,096
       3,400   Molex, Inc. ....................................          123,463
                                                                  --------------
                                                                       2,418,249
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 1.00%
       1,100 * Alpha Industries, Inc. .........................           17,738
       3,400 * Arrow Electronics, Inc. ........................           93,160
       2,400 * Metromedia Fiber Network, Inc. .................           22,800
       3,131 * Palm, Inc. .....................................           54,401
         900 * Tektronix, Inc. ................................           22,221
       4,900 * Vishay Intertechnology, Inc. ...................           87,906
                                                                  --------------
                                                                         298,226
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ENTERTAINMENT - 3.20%
      21,150 * AOL Time Warner, Inc. ..........................   $      931,235
       1,000 * Fox Entertainment Group, Inc. ..................           23,900
                                                                  --------------
                                                                         955,135
                                                                  --------------
               FINANCIAL SERVICES - 0.46%
         100 * Ameritrade Holding Corp., Class A...............              819
       1,400   CIT Group, Inc. ................................           32,340
         700 * Convergys Corp. ................................           29,652
       1,700   Countrywide Credit Industries, Inc. ............           75,191
                                                                  --------------
                                                                         138,002
                                                                  --------------
               FOODS - 0.14%
       1,900   Hormel Foods Corp. .............................           40,850
                                                                  --------------
               FOOTWEAR - 0.33%
       1,300 * Payless ShoeSource, Inc. .......................           99,294
                                                                  --------------
               FREIGHT - 0.09%
       1,700 * J.B. Hunt Transport Services....................           26,881
                                                                  --------------
               HEALTHCARE - 1.92%
       3,613   Cardinal Health, Inc. ..........................          366,720
       1,400   Mckesson HBOC, Inc. ............................           40,712
       3,000 * Patterson Dental Co. ...........................           94,875
       1,200 * UnitedHealth Group, Inc. .......................           71,076
                                                                  --------------
                                                                         573,383
                                                                  --------------
               HOSPITAL MANAGEMENT - 0.02%
         500 * WebMD Corp. ....................................            4,766
                                                                  --------------
               HOSPITAL SUPPLIES - 2.69%
       4,400   Abbott Laboratories, Inc. ......................          215,556
         900   Johnson & Johnson...............................           87,597
       8,000   Medtronic, Inc. ................................          409,440
       1,600   Stryker Corp. ..................................           89,840
                                                                  --------------
                                                                         802,433
                                                                  --------------
               HOUSEHOLD PRODUCTS - 1.26%
       1,400 * Bed Bath & Beyond, Inc. ........................           34,475
       5,200   Colgate-Palmolive Co. ..........................          307,060
         600   Unilever NV.....................................           33,540
                                                                  --------------
                                                                         375,075
                                                                  --------------

--------------------------------------------------------------------------------

 8                                               February 28, 2001
   GOLDMAN SACHS LARGE CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) -
                                   CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING - 1.00%
       1,000 * Acxiom Corp. ...................................   $       27,873
       1,400 * American Management Systems.....................           30,975
       1,500 * Comverse Technology, Inc. ......................          112,406
       1,100 * Infospace, Inc. ................................            4,194
       3,540 * JDS Uniphase Corp. .............................           94,695
       1,400 * Sybase, Inc. ...................................           27,475
                                                                  --------------
                                                                         297,618
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 7.40%
         100 * Agile Software Corp. ...........................            2,181
         300 * Art Technology Group, Inc. .....................            7,294
         800 * Broadcom Corp. .................................           39,400
         500 * E.pihpany, Inc. ................................            8,406
       1,200 * I2 Technologies, Inc. ..........................           32,250
         300   Inktomi Corp. ..................................            3,394
         200   Internet Security Systems, Inc. ................           11,150
         300 * Kana Communications, Inc. ......................              919
         515 * McData Corp. ...................................            9,206
      23,900 * Microsoft Corp. ................................        1,410,100
         461 * Openwave Systems Inc. ..........................           16,985
      22,900 * Oracle Corp. ...................................          435,100
       1,500 * Peoplesoft, Inc. ...............................           48,375
         500 * Portal Software, Inc. ..........................            3,578
         800 * TIBCO Software, Inc. ...........................           10,800
       2,425 * Veritas Software Corp. .........................          157,473
         800 * Vignette Corp. .................................            4,925
         500 * Vitria Technology, Inc. ........................            2,344
         100 * Webmethods, Inc. ...............................            4,300
                                                                  --------------
                                                                       2,208,180
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 2.05%
       5,300 * Dell Computer Corp. ............................          115,937
       1,600 * Jabil Circut, Inc. .............................           35,968
       1,300 * Lexmark International Group.....................           67,600
      19,700 * Sun Microsystems, Inc. .........................          391,538
                                                                  --------------
                                                                         611,043
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 1.57%
       1,000 * Ariba, Inc. ....................................   $       16,500
       1,700   Automatic Data Processing Inc. .................          100,300
         300 * Checkfree Holdings Corp. .......................           14,456
       1,700 * CMGI, Inc. .....................................            6,906
         300 * Cnet Networks, Inc. ............................            3,731
       1,200 * Commerce One, Inc. .............................           20,925
         100 * Critical Path, Inc. ............................              272
       1,900   Electronic Data Systems Corp. ..................          121,277
         900   Paychex, Inc. ..................................           35,945
       2,600 * Rationale Software, Corp. ......................           90,838
       1,207 * VeriSign, Inc. .................................           57,898
         300 * Verticalnet, Inc. ..............................              947
                                                                  --------------
                                                                         469,995
                                                                  --------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 0.28%
       1,300 * BroadVision, Inc. ..............................            9,425
         600 * Intuit, Inc. ...................................           24,675
         400 * Liberate Technologies, Inc. ....................            3,775
         400 * Macromedia, Inc. ...............................           11,725
         200 * Networks Associates, Inc. ......................            1,293
         100 * Realnetworks, Inc. .............................              719
         600 * Synopsys, Inc. .................................           32,588
                                                                  --------------
                                                                          84,200
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 7.24%
       4,300   Adobe Systems, Inc. ............................          124,969
       1,700 * Affiliated Computer Services, Class A...........          106,913
       1,000 * At Home Corp. ..................................            5,813
         900   Autodesk, Inc. .................................           34,312
       2,300 * Bea Systems, Inc. ..............................           88,263
       1,200 * Brocade Communication Systems, Inc. ............           46,575
       1,200 * Computer Sciences Corp. ........................           71,652
      14,000   EMC Corp. ......................................          556,640
       6,000   International Business Machine Corp. ...........          599,400

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               DATA SERVICES - Continued
       1,100 * Mentor Graphics Corp. ..........................   $       26,950
         800 * Mercury Interactive Corp. ......................           50,350
       1,800 * Network Appliance, Inc. ........................           53,550
         400 * PsiNet, Inc. ...................................              513
         700 * Sandisk Corp. ..................................           15,138
         200 * Sapient Corp. ..................................            2,575
       2,000 * Siebel Systems, Inc. ...........................           76,500
       5,500 * Solectron Corp. ................................          149,875
         600 * Symantec Corp. .................................           27,337
       1,800 * Tech Data Corp. ................................           55,013
       2,100 * Unisys Corp. ...................................           34,397
       1,400 * Yahoo!, Inc. ...................................           33,337
                                                                  --------------
                                                                       2,160,072
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 4.10%
       1,600 * 3Com Corp. .....................................           14,600
         200 * Akamai Technologies, Inc. ......................            3,388
      40,900 * Cisco Systems, Inc. ............................          968,819
         100 * Digex, Inc. ....................................            1,806
         400 * Emulex Corp. Com................................           12,325
         100 * Entrust Technologies Inc. ......................              803
       2,600 * Exodus Communications, Inc. ....................           38,024
         200 * Extreme Networks, Inc. .........................            4,522
       1,000 * Intersil Holding Corp. .........................           18,500
       1,200 * Juniper Networks, Inc. .........................           77,475
       1,700 * PMC-Sierra, Inc. ...............................           56,950
         500 * Redback Networks, Inc. .........................           15,430
         200 * RSA Security, Inc. .............................            9,500
                                                                  --------------
                                                                       1,222,142
                                                                  --------------
               LEISURE TIME - 0.18%
       1,000 * International Game Technology...................           54,000
                                                                  --------------
               MACHINERY - CONSTRUCTION &
               CONTRACTS - 0.15%
       1,000 * Calpine Corp. ..................................           44,490
                                                                  --------------
               MEDICAL TECHNOLOGY - 0.53%
       2,300   Applera Corp - Applied Biosystems Group.........          158,930
                                                                  --------------

--------------------------------------------------------------------------------

 February 28, 2001                                               9
   GOLDMAN SACHS LARGE CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) -
                                   CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - DEPARTMENT - 0.47%
       1,800 * Neiman Marcus Group, Inc., Class A..............   $       65,520
       1,900   Target Corp. ...................................           74,100
                                                                  --------------
                                                                         139,620
                                                                  --------------
               MERCHANDISING - FOOD - 0.70%
       7,700   SYSCO Corp. ....................................          209,902
                                                                  --------------
               MERCHANDISING - MASS - 2.20%
         100 * Priceline.com, Inc. ............................              269
      13,100   Wal-Mart Stores, Inc. ..........................          656,179
                                                                  --------------
                                                                         656,448
                                                                  --------------
               MERCHANDISE - DRUG - 1.46%
       3,600   CVS Corp. ......................................          219,600
       4,900   Walgreen Co. ...................................          217,168
                                                                  --------------
                                                                         436,768
                                                                  --------------
               MERCHANDISE - SPECIALTY - 2.35%
       1,200 * Amazon.com, Inc. ...............................           12,225
         800 * Best Buy Co., Inc. .............................           32,768
       2,000 * BJ's Wholesale Club, Inc. ......................           91,020
      12,550   Home Depot, Inc. ...............................          533,375
         500 * Kohls Corp. ....................................           32,954
                                                                  --------------
                                                                         702,342
                                                                  --------------
               MISCELLANEOUS - 0.81%
       3,782 * Agilent Technologies, Inc. .....................          136,152
       2,300   Avx Corp. ......................................           40,963
         800 * Ebay, Inc. .....................................           30,663
         173 * MarchFirst, Inc. ...............................              243
         600   United Parcel Service, Inc., Class B............           33,918
                                                                  --------------
                                                                         241,939
                                                                  --------------
               MULTIMEDIA - 0.09%
       1,100 * Cadence Design Systems, Inc. ...................           27,885
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.59%
       2,300   Kerr-McGee Corp. ...............................          148,672
         500   Phillips Petroleum Co. .........................           26,655
                                                                  --------------
                                                                         175,327
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL - SERVICE - PRODUCTS - 1.25%
       3,500 * BJ Services Co. ................................   $      266,000
       2,300   Dynegy, Inc. ...................................          108,100
                                                                  --------------
                                                                         374,100
                                                                  --------------
               OIL - SERVICES - 0.21%
       1,000   Schlumberger, Ltd. .............................           63,750
                                                                  --------------
               PUBLISHING/PRINTING - 0.11%
         600   Harcourt General, Inc. .........................           33,624
                                                                  --------------
               REAL ESTATE - 0.01%
         100 * Homestore.com, Inc. ............................            2,988
                                                                  --------------
               SECURITIES RELATED - 1.68%
         500   Bear Stearns Co., Inc. .........................           26,090
       6,100   Charles Schwab Corp. ...........................          127,490
       1,200 * E*Trade Group, Inc. ............................           10,812
       3,000   Lehman Brothers Holdings, Inc. .................          205,950
       2,200   Merrill Lynch & Co., Inc. ......................          131,780
                                                                  --------------
                                                                         502,122
                                                                  --------------
               SEMICONDUCTORS - 6.30%
       1,600 * Altera Corp. ...................................           37,000
         600 * Analog Devices, Inc. ...........................           22,380
       2,900 * Applied Micro Circuits Corp. ...................           77,575
       2,900 * Atmel Corp. ....................................           30,450
       3,400   Avnet, Inc. ....................................           83,300
       1,400 * Cree, Inc. .....................................           29,400
      31,600   Intel Corp. ....................................          902,575
         600 * International Rectifier Corp. ..................           19,800
       3,700   Linear Technology Corp. ........................          146,613
       4,200 * Micron Technology, Inc. ........................          143,724
       2,900   Motorola, Inc. .................................           43,993
      11,000   Texas Instruments, Inc. ........................          325,050
         700 * TranSwitch Corp. ...............................           14,044
                                                                  --------------
                                                                       1,875,904
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.55%
       2,700 * Applied Materials, Inc. ........................          114,075
         200 * Globespan, Inc. ................................            4,000
         700 * KLA-Tencor Corp. ...............................           25,025
         600 * QLogic Corp. ...................................           22,425
                                                                  --------------
                                                                         165,525
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TELECOMMUNICATIONS - 6.41%
       5,400 * ADC Telecommunications, Inc. ...................   $       60,075
       9,400 * AT&T Corp. .....................................          138,180
       1,500 * AT&T Corp. Wireless Group.......................           31,515
         700 * Avaya Inc. .....................................            9,800
       5,300   BCE, Inc. ......................................          141,245
       1,300 * CIENA Corp. ....................................           87,344
       1,000 * Dycom Industries, Inc. .........................           15,300
       1,200   Harris Corp. ...................................           30,132
         400 * L-3 Communications Holdings, Inc. ..............           32,792
       1,000 * Level 3 Communications, Inc. ...................           25,313
      10,000   Lucent Technologies, Inc. ......................          115,900
         825   Nortel Networks Corp. ..........................           15,254
         600 * Plantronics, Inc. ..............................           15,870
         900 * Powerwave Technologies, Inc. ...................           14,077
       4,000 * QUALCOMM, Inc. .................................          219,250
       3,700 * Qwest Communications International..............          136,789
         500 * RF Micro Devices, Inc. .........................            5,563
       4,400 * Sanmina Corp. ..................................          131,174
       2,700   Scientific-Atlanta, Inc. .......................          126,630
         500 * Sycamore Networks, Inc. ........................            9,063
       2,900 * TeleTech Holdings,..............................           44,950
       1,600 * Tellabs, Inc. ..................................           69,700
       2,400 * US Cellular Corp. ..............................          142,271
       3,600   Verizon Communications..........................          178,200
       1,300 * West Corp. .....................................           35,425
       3,850 * Worldcom, Inc. .................................           64,006
       1,100 * XO Communications, Inc. ........................           16,362
                                                                  --------------
                                                                       1,912,180
                                                                  --------------
               UTILITIES - COMMUNICATION - 0.09%
       1,100 * Sprint Corp. PCS Group..........................           27,698
                                                                  --------------
               UTILITIES - ELECTRIC - 0.18%
       1,400   Entergy Corp. ..................................           54,362
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $32,998,996)..............................       26,977,663
                                                                  --------------

--------------------------------------------------------------------------------

 10                                              February 28, 2001
   GOLDMAN SACHS LARGE CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) -
                                   CONTINUED

    PAR                                                               MARKET
   VALUE                                                               VALUE

-------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 9.42%
            U. S. TREASURY BILLS - 1.02%
 $  100,000 5.05% due 03/01/01...................................   $   100,000
    120,000 5.00% due 04/19/01...................................       119,182
     85,000 4.93% due 04/05/01...................................        84,591
                                                                    -----------
                                                                        303,773
                                                                    -----------
            REPURCHASE AGREEMENT - 8.40%
  2,508,000 State Street Bank, 5.25% dated 02/28/01, to be
            repurchased at $2,508,366 on 03/01/01, collateralized
            by U.S. Treasury Bill, 11.63%, 11/15/04, with
            a market value of $2,585,563.........................     2,508,000
                                                                    -----------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $2,811,773)....................................     2,811,773
                                                                    -----------
            TOTAL INVESTMENTS
            (Cost $35,810,769) - 99.82%..........................    29,789,436
                                                                    -----------
            Other assets less liabilities - 0.18%................        52,914
                                                                    -----------
            NET ASSETS - 100.00%.................................   $29,842,350
                                                                    -----------
            *Non-income producing

                                                                     UNREALIZED
CONTRACTS                                                           DEPRECIATION

--------------------------------------------------------------------------------
    FUTURES CONTRACTS PURCHASED(/1/)
    (Delivery month/Value at 02/28/01)
 8(/2/)E-Mini S&P Futures
       (March/$1,242)..............................................  $  (10,412)
 7(/3/)S&P 500 Futures
       (March/$1,242)..............................................    (169,714)
                                                                     ----------
                                                                     $ (180,126)
                                                                     ----------

(/1/)U.S. Treasury Bills with a market value of $303,773 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(/2/)Per 50.
(/3/)Per 250.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 February 28, 2001   INVESCO MIDCAP GROWTH FUND (Unaudited)     11
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                      Since Inception*
----------------------------------------------------------------------------------------------
  (32.80%)                       (14.83%)                                          5.65%

*September 21, 1998
(a)Average annual total returns are net of expenses.


                                    [CHART]

                                    GROWTH OF $10,000 INVESTMENT
                                   Fiscal Year Ended August 31

                                        Invesco
                                        Mid Cap            Russell Mid Cap
                                      Growth Fund           Growth Index
                                   -------------       ------------------
                    9/21/98              10,000                 10,000
                      11/98              11,561                 11,341
                       2/99              11,738                 12,260
                       5/99              12,542                 13,359
                       8/99              11,636                 13,692
                      11/99              12,607                 16,140
                       2/00              13,426                 22,911
                       5/00              14,136                 19,199
                    8/31/00              17,017                 22,891
                   11/30/00              12,750                 15,874
                    2/28/01              11,435                 14,609


 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

                                Top 10 Holdings


  1. Forest Laboratories,
     Inc. ......................  2.42%
  2. Harrah's Entertainment,
     Inc. ......................  1.53%
  3. Allergan, Inc. ............  1.32%
  4. ALZA Corp. ................  1.28%
  5. King Pharmaceuticals,
     Inc. ......................  1.19%
  6. Ambac Financial Group
     Inc. ......................  1.18%
  7. Time Warner Telecom........  1.16%
  8. Genzyme Corp. .............  1.15%
  9. Omnicom Group, Inc. .......  1.14%
 10. Kohls Corp. ...............  1.12%


MANAGEMENT OVERVIEW
A discussion with INVESCO Funds Group, Inc.

How did the Fund perform relative to its benchmark?
For the six months ended February 28, 2001, the Fund suffered a loss, while also underperforming its benchmark, the Russell MidCap Growth Index. These results reflected the Fund's overweighting in technology and telecommunications shares, which struggled during the period.

What were the dominant portfolio themes?
The portfolio continues to emphasize key growth areas of the economy, including technology and telecommunications. While many of these holdings were caught in the recent technology sell-off, we are pleased to report that our companies generally reported solid fundamentals and healthy earnings. Despite the recent pressure on these stocks, we remain upbeat on the long-term growth prospects facing many technology-related companies, especially those capitalizing on the explosion in data traffic and storage needs.

Additionally, the Fund continues to emphasize leading companies in the energy, health care and financial services industries. Energy stocks are capitalizing on what we believe will be a multiyear cycle of higher prices and increased capacity investment in both the oil and natural gas markets. Health care stocks--particularly leading pharmaceutical companies--are benefiting from favorable demographic trends and continued innovation. And lower interest rates are favoring our growth-oriented financial services holdings, which also generate healthy fee-based income.

Which portfolio holdings most enhanced the Fund's performance?
One of our top-performing holdings during the period was Harrah's Entertainment (as of 2/28/01, represented 1.52% of the portfolio)--a gaming powerhouse that owns popular casinos in Las Vegas and Atlantic City. Harrah's management is using technology to enhance its business and cross-sell products. Another standout was Kohl's (1.11%), a specialized department store retailer that reported solid fourth quarter earnings. Among our energy holdings, Nabors Industries (1.04%), a leading oil and gas drilling concern, also had strong performance.

Were there any disappointments in the Fund?
We were disappointed that a number of our technology and telecommunications holdings were caught in the market correction. These included leading optical networking and data storage providers. While the companies we favor continue to report solid results, they have suffered from investors' negative sentiment. Nonetheless, we remain optimistic on their long-term performance potential.

What is your outlook for the next fiscal period?
The tension between the prospect of lower interest rates and pessimism over corporate earnings could persist in the near-term, keeping markets volatile. Nonetheless, we are optimistic on the outlook for an economic recovery later this year, and believe it will benefit the growth stocks we emphasize. In many cases, the technology correction has left shares trading at attractive valuations that don't fully reflect their long-term potential. For this reason, we continue to look for opportunities to use the weakness as a buying opportunity, selectively adding to our favorite names.

--------------------------------------------------------------------------------

 12                                              February 28, 2001
         INVESCO MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited)

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 85.56%
               ADVERTISING - 3.62%
       1,900   Interpublic Group Corp. ........................   $       71,440
       2,490 * Lamar Advertising Co. ..........................          102,712
       2,180   Omnicom Group, Inc. ............................          197,704
       2,640 * TMP Worldwide Inc. .............................          138,105
      10,207   WPP Group, Plc. ................................          120,349
                                                                  --------------
                                                                         630,310
                                                                  --------------
               BANKS - OTHER - 0.34%
       1,200   Providian Financial Corp. ......................           60,012
                                                                  --------------
               BANKS - REGIONAL - 1.75%
       2,900   Banknorth Group, Inc. ..........................           58,544
         800   National Commerce Bancorp. .....................           20,450
       1,850   Northern Trust Corp. ...........................          131,581
       2,300   Synovus Financial Corp. ........................           63,986
         800   TCF Financial Corp. ............................           29,520
                                                                  --------------
                                                                         304,081
                                                                  --------------
               BROADCASTING - 1.68%
       1,560 * Cablevision Systems Corp., Class A..............          121,056
       3,010 * Entercom Communications Corp. ..................          122,658
       2,140 * Hispanic Broadcasting Corp., Class A............           48,150
                                                                  --------------
                                                                         291,864
                                                                  --------------
               CHEMICAL - MAJOR - 0.18%
         400   Invitrogen Corp. ...............................           32,200
                                                                  --------------
               CONSUMER FINANCE - 0.59%
       1,130   Capital One Financial Corp. ....................           62,432
         470   SEI Investments Co. ............................           40,163
                                                                  --------------
                                                                         102,595
                                                                  --------------
               DRUGS - 10.24%
       2,650   Allergan, Inc. .................................          230,418
       5,640 * ALZA Corp. .....................................          223,062
       1,100 * AmeriSource Health Corp., Class A...............           59,092
       5,800   Bergen Brunswig Corp., Class A..................          104,342
       6,060 * Forest Laboratories, Inc. ......................          421,351
       2,270 * Genzyme Corp. ..................................          199,618

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               DRUGS - Continued
       1,440 * Human Genome Sciences, Inc. ....................   $       79,110
         300 * Inhale Therapeutic Systems, Inc. ...............            8,363
       4,530 * King Pharmaceuticals, Inc. .....................          207,927
       2,520 * Millennium Pharmaceuticals, Inc. ...............           85,050
       2,580   Teva Pharmaceutical Industries, Ltd. - SP ADR...          164,475
                                                                  --------------
                                                                       1,782,808
                                                                  --------------
               ELECTRICAL EQUIPMENT - 0.51%
       2,300 * Research in Motion, Ltd. .......................           88,981
                                                                  --------------
               ELECTRONIC EQUIPMENT - 0.49%
       2,350   Molex, Inc. ....................................           85,334
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 0.81%
       1,700 * Flextronics International, Ltd. ................           45,050
       5,550 * Palm, Inc. .....................................           96,431
                                                                  --------------
                                                                         141,481
                                                                  --------------
               ENTERTAINMENT - 2.42%
       8,570 * Harrah's Entertainment, Inc. ...................          265,842
       6,580 * USA Networks, Inc. .............................          155,041
                                                                  --------------
                                                                         420,883
                                                                  --------------
               FINANCE COMPANIES - 0.53%
       4,000 * KPMG Consulting, Inc. ..........................           92,250
                                                                  --------------
               FINANCIAL SERVICES - 3.81%
       2,370   Countrywide Credit Industries, Inc. ............          104,825
       1,700   Federated Investors, Inc. ......................           45,900
       5,520   John Hancock Financial Service..................          189,888
       3,700   T Rowe Price Group, Inc. .......................          132,044
       6,250   Waddell & Reed Financial, Inc. .................          191,123
                                                                  --------------
                                                                         663,780
                                                                  --------------
               GOVERNMENT SPONSORED - 1.03%
       2,470   SLM Holding Corp. ..............................          179,149
                                                                  --------------
               HEALTHCARE - 1.84%
       2,510 * Andrx Group.....................................          143,736
       1,600 * First Health Group Corp. .......................           68,300
         780 * ImClone Systems, Inc. ..........................           27,593
         500 * Laboratory Corp. of America.....................           80,250
                                                                  --------------
                                                                         319,879
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HOSPITAL SUPPLIES - 0.55%
       1,700 * St Jude Medical, Inc. ..........................   $       95,404
                                                                  --------------
               HUMAN RESOURCES - 0.93%
       6,730 * Robert Half International, Inc. ................          161,924
                                                                  --------------
               INFORMATION PROCESSING - 1.14%
       1,480   CDW Computer Centers, Inc. .....................           49,210
       1,990   Comverse Technology, Inc. ......................          149,126
                                                                  --------------
                                                                         198,336
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 4.30%
       2,990 * Art Technology Group, Inc. .....................           72,694
       3,820 * I2 Technologies.................................          102,662
       3,180 * Inktomi Corp. ..................................           35,974
       1,300 * McData Corp. ...................................           25,919
       2,440 * Micromuse, Inc. ................................          100,192
       1,550 * Openwave Systems, Inc. .........................           57,108
       3,120 * Peregrine Systems, Inc. ........................           76,830
       3,870 * Proxicom, Inc. .................................           19,834
       2,540 * Quest Software, Inc. ...........................           65,723
       2,480 * TIBCO Software Inc. ............................           33,480
       4,030 * Vignette Corp. .................................           24,810
       3,100 * Webmethods Inc. ................................          133,300
                                                                  --------------
                                                                         748,526
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 0.11%
         760 * Handspring, Inc. ...............................           19,048
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 3.27%
       2,530 * Ariba, Inc. ....................................           41,745
       2,740 * Commerce One, Inc. .............................           47,779
       3,280 * Internap Network Services.......................           12,300
       4,575   Paychex, Inc. ..................................          182,714
       4,300 * Rationale Software Corp. .......................          150,231
       2,800 * VeriSign, Inc. .................................          134,313
                                                                  --------------
                                                                         569,082
                                                                  --------------

--------------------------------------------------------------------------------

 February 28, 2001                                              13
   INVESCO MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 1.72%
       1,700 * Check Point Software Tech. .....................   $      109,012
       2,550   Intuit, Inc. ...................................          104,869
       2,670 * Liberate Technologies, Inc. ....................           25,198
       2,080 * Macromedia, Inc. ...............................           60,970
                                                                  --------------
                                                                         300,049
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 4.56%
       2,880   Adobe Systems, Inc. ............................           83,700
       4,030 * Bea Systems, Inc. ..............................          154,651
       2,600 * BISYS Group, Inc. ..............................          140,725
       3,060 * Brocade Communication...........................          118,766
       2,190 * Mercury Interactive Corp. ......................          137,833
       1,600 * Nvidia Corp. ...................................           71,500
       3,360 * Sapient Corp. ..................................           43,260
       1,130 * Siebel Systems, Inc. ...........................           43,223
                                                                  --------------
                                                                         793,658
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 3.15%
       1,700 * Corvis Corp. ...................................           17,743
       1,900 * Emulex Corp. Com................................           58,544
      10,200 * Exodus Communications, Inc. ....................          149,175
       3,090 * Extreme Networks, Inc. .........................           69,863
       4,000 * Finstar Corp. ..................................           47,250
       3,700 * Oni Systems Corp. ..............................          124,413
       2,700 * Redback Networks, Inc. .........................           83,320
                                                                  --------------
                                                                         550,308
                                                                  --------------
               INSURANCE - MISCELLANEOUS - 2.80%
       3,640   Ambac Financial Group, Inc. ....................          205,296
       2,240   MGIC Investment Corp. ..........................          129,808
       1,310   PMI Group, Inc. ................................           73,373
       1,270   Radian Group, Inc. .............................           78,550
                                                                  --------------
                                                                         487,027
                                                                  --------------
               INSURANCE - MULTILINE - 0.62%
       4,860   Sun Life Financial Services of Canada...........          108,178
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               LODGING - 0.87%
       2,590 * Crown Castle International Holding..............   $       65,074
       3,200 * MGM Mirage......................................           86,016
                                                                  --------------
                                                                         151,090
                                                                  --------------
               MEDICAL TECHNOLOGY - 1.84%
       1,110 * Affymetrix, Inc. ...............................           63,600
       1,200   Applera Corp Applied Biosystem..................           82,920
       1,640 * Protein Design Labs, Inc. ......................          102,705
       1,100 * Varian Medical Systems, Inc. ...................           73,040
                                                                  --------------
                                                                         322,265
                                                                  --------------
               MERCHANDISING - MASS - 0.36%
       2,250 * Dollar Tree Stores, Inc. .......................           62,577
                                                                  --------------
               MERCHANDISE - DRUG - 0.47%
       1,870 * Medimmune, Inc. ................................           81,696
                                                                  --------------
               MERCHANDISE - SPECIALTY - 1.85%
       2,950 * Kohls Corp. ....................................          194,435
       2,970   Radioshack Corp. ...............................          127,116
                                                                  --------------
                                                                         321,551
                                                                  --------------
               METALS - COPPER - 0.24%
       2,500   Newmont Mining Corp. ...........................           42,125
                                                                  --------------
               MISCELLANEOUS - 1.06%
       3,900 * Ebay, Inc. .....................................          149,480
         780 * Gemstar-TV Guide
               International, Inc. ............................           35,295
                                                                  --------------
                                                                         184,775
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 2.38%
       1,400 * BJ Services Co. ................................          106,400
       2,340 * Cooper Cameron Corp. ...........................          139,885
       3,620 * Noble Drilling Corp. ...........................          168,511
                                                                  --------------
                                                                         414,796
                                                                  --------------
               OIL - SERVICES - 2.03%
       3,220 * Nabors Industries, Inc. ........................          182,574
       2,280 * Smith International, Inc. ......................          172,368
                                                                  --------------
                                                                         354,942
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL/GAS PRODUCERS - 2.17%
       2,450   Anadarko Petroleum Corp. .......................   $      153,125
       2,960   Apache Corp. ...................................          173,752
       1,350   Santa Fe International Corp. ...................           50,558
                                                                  --------------
                                                                         377,435
                                                                  --------------
               RESTAURANTS - 0.33%
       1,200 * Starbucks Corp. ................................           57,150
                                                                  --------------
               SAVINGS & LOAN - 0.70%
       1,400   Charter One Financial, Inc. ....................           39,984
       1,500   Golden West Financial Corp. ....................           82,275
                                                                  --------------
                                                                         122,259
                                                                  --------------
               SECURITIES RELATED - 2.32%
       2,560   A.G. Edwards, Inc. .............................           99,507
       1,540   Bear Stearns Co., Inc. .........................           80,357
       2,500   Legg Mason, Inc. ...............................          119,600
       1,520   Lehman Brothers Holdings, Inc. .................          104,348
                                                                  --------------
                                                                         403,812
                                                                  --------------
               SEMICONDUCTORS - 6.18%
       2,600 * Altera Corp. ...................................           60,125
       1,550 * Analog Devices, Inc. ...........................           57,815
       4,220 * Applied Micro Circuits Corp. ...................          112,885
       1,110 * Cypress Semiconductor Corp. ....................           21,734
       1,320 * Integrated Device Technology....................           38,198
       2,580   Linear Technology Corp. ........................          102,233
       2,590 * Maxim Integrated Products, Inc. ................          119,463
       3,500 * Micron Technology, Inc. ........................          119,770
       2,100 * Newfocus, Inc. .................................           45,544
       5,410 * TranSwitch Corp. ...............................          108,538
       3,300 * Vitesse Semiconductor Corp. ....................          130,144
       4,120 * Xilinx, Inc. ...................................          160,164
                                                                  --------------
                                                                       1,076,613
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 1.38%
       3,330 * Globespan, Inc. ................................           66,600
       3,890 * Microchip Technology, Inc. .....................           92,874
       1,500   Newport Corp. ..................................           73,312
         200   Novellus Systems, Inc. .........................            7,725
                                                                  --------------
                                                                         240,511
                                                                  --------------

--------------------------------------------------------------------------------

 14                                              February 28, 2001
   INVESCO MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TELECOMMUNICATIONS - 8.39%
         600 * Aether Systems, Inc. ...........................   $       15,450
       2,390 * Allegiance Telecom, Inc. .......................           48,398
       2,650   Amdocs, Ltd. ...................................          172,277
       2,900   Asia Global Crossing, Ltd - ADR.................           19,847
       2,740 * CIENA Corp. ....................................          184,093
         670 * Colt Telecom Group - ADR........................           48,240
       1,450 * Diamondcluster International, Inc., Class A.....           30,541
         400 * Digital Lightwave, Inc. ........................           10,975
       3,800 * EchoStar Communications Corp., Class A..........           99,275
       3,300 * Level 3 Communications, Inc. ...................           83,530
      11,570 * McLeodUSA, Inc., Class A........................          151,856
       6,490 * Nextel Partners, Inc., Class A..................          126,149
         500 * Powerwave Technologies, Inc. ...................            7,820
       1,800 * Sanmina Corp. ..................................           53,663
       1,700 * Sonus Networks, Inc. ...........................           47,494
       1,500 * Sycamore Networks, Inc. ........................           27,188
       3,120 * Time Warner Telecom.............................          201,825
       1,230 * Western Wireless Corp., Class A.................           51,891
       5,400 * XO Communications, Inc. ........................           80,325
                                                                  --------------
                                                                       1,460,837
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $19,474,749)..............................       14,901,581
                                                                  --------------


     PAR
    VALUE                                                        MARKET VALUE

-------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 14.77%
             REPURCHASE AGREEMENT
 $ 2,572,000 State Street Bank, 5.25% dated 02/28/01, to be
             repurchased at $2,572,375 on 03/01/01,
             collateralized by U.S. Treasury Bill, 11.63%,
             11/15/04, with a market value of $2,654,931
             (Cost $2,572,000)...............................   $    2,572,000
                                                                --------------
             TOTAL INVESTMENTS
             (Cost $22,046,749) - 100.33%....................       17,473,581
                                                                --------------
             Other assets less liabilities - (0.33%).........          (57,856)
                                                                --------------
             NET ASSETS - 100.00%............................   $   17,415,725
                                                                --------------
             * Non-income producing

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

 February 28, 2001                                              15
                 J.P. MORGAN SMALL CAP GROWTH FUND (Unaudited)
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                      Since Inception*
----------------------------------------------------------------------------------------------
  (39.08%)                       (48.89%)                                          15.56%

*September 21, 1998
(a)Average annual total returns are net of expenses.



                                    [CHART]

                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                              J.P. Morgan
                               Small Cap            Russell 2000
                              Growth Fund           Growth Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              11,403                 11,391
              2/99              12,105                 11,793
              5/99              12,702                 13,312
              8/99              13,831                 13,072
             11/99              17,962                 15,111
              2/00              27,845                 21,706
              5/00              17,511                 15,934
           8/31/00              23,362                 18,181
          11/30/00              15,018                 12,993
           2/28/01              14,232                 12,861



 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

                                Top 10 Holdings


   1. Enzon, Inc. .............  2.23%
   2. Smartforce, Plc. - ADR
      (Ireland)................  2.19%
   3. Gilead Sciences, Inc. ...  2.13%
   4. Netegrity, Inc. .........  2.00%
   5. OM Group, Inc. ..........  1.91%
   6. MiniMed, Inc. ...........  1.86%
   7. Peregrine Systems,
      Inc. ....................  1.86%
   8. Allied Capital Corp. ....  1.85%
   9. Internet Security
      Systems, Inc. ...........  1.85%
  10. Spinnaker
      Exploration Co...........  1.74%

MANAGEMENT OVERVIEW
A discussion with J.P. Morgan Investment Management, Inc.

How did the Fund perform relative to its benchmark?
The Fund showed a return of -39.08% versus -29.26% for the Russell 2000 Growth Index. Sector allocation was the main detractor from return. Stock selection was negative as well, as the portfolio underperformed the index in more than half of the sectors.

What were the dominant portfolio themes?
A slowing economy, replete with earnings disappointments and a reduced profitability outlook undermined investor confidence in growth stocks and internet-related names in particular for the six months ended February 28, 2001. Investors fled to value stocks, which contributed to the notable disparity between the Russell style indices during the period. For the six month period ended February 28, 2001, the Russell 2000 Value Index (up 10.31%) soundly outperformed the Russell 2000 Growth (down 29.26%) and the broad market Russell 2000 (down 11.18%).

Which portfolio holdings most enhanced the Fund's performance?
Fed easing paved the way for small caps to rally in January despite slowing economic growth and profit warnings from a broad cross section of companies. Small growth stocks outperformed value names in January for the first time since August 2000, and small caps continued to outperform large caps. The sectors contributing the most to outperformance were new to the winner's circle. New economy financials and telecom, one of year 2000's most troubled sectors, rallied while biotech and other healthcare-related names retreated sharply.

Were there any disappointments in the Fund?
February proved a disappointing month for small cap investors as mixed economic data and earnings warnings competed for top billing. Rising producer prices fueled inflation fears, consumer confidence waned and a number of high profile companies cited slowing revenue growth as they announced negative earnings revisions. Investors that pinned their hopes on another unscheduled Fed move in February sold both small and large cap equities when the intervention failed to materialize.

--------------------------------------------------------------------------------

 16                                              February 28, 2001
     J.P. MORGAN SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited)

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 90.42%
               ADVERTISING - 1.90%
       8,725 * Catalina Marketing Corp. ..........................   $   290,542
       8,100 * Getty Images, Inc. ................................       203,513
                                                                     -----------
                                                                         494,055
                                                                     -----------
               AIRLINES - 0.44%
       5,050   SkyWest, Inc. .....................................       114,572
                                                                     -----------
               APPAREL & PRODUCTS - 2.70%
       7,650 * Abercrombie and Fitch Co. .........................       216,954
       2,025 * Coach, Inc. .......................................        61,034
      12,675 * Pacific Sunwear of California......................       419,067
                                                                     -----------
                                                                         697,055
                                                                     -----------
               APPLIANCES/FURNISHINGS - 0.43%
       3,300   Ethan Allen Interiors, Inc. .......................       112,068
                                                                     -----------
               AUTO - CARS - 0.19%
       1,000   Oshkosh Truck Corp., Class B.......................        48,938
                                                                     -----------
               AUTO - REPLACEMENT PARTS - 0.55%
      12,650   Gentek, Inc. ......................................       143,451
                                                                     -----------
               BANKS - REGIONAL - 0.54%
       3,900   City National Corp. ...............................       141,296
                                                                     -----------
               BEVERAGE -
               BREWERS/DISTRIBUTORS - 1.45%
       7,750 * Mondavi, Robert Corp., Class A.....................       376,844
                                                                     -----------
               CHEMICAL - MAJOR - 1.48%
       9,050   Albemarle Corp. ...................................       215,843
       2,075 * Invitrogen Corp. ..................................       167,037
                                                                     -----------
                                                                         382,880
                                                                     -----------
               CHEMICAL - MISCELLANEOUS - 2.37%
       1,950 * Eden Bioscience Corp. .............................        35,588
       1,365   Georgia Gulf Corp. ................................        23,641
       1,100   Millipore Corp. ...................................        57,750
       9,750   OM Group, Inc. ....................................       494,325
                                                                     -----------
                                                                         611,304
                                                                     -----------
               DRUGS - 7.44%
         935 * 3 Dimensional Pharmaceutical, Inc. ................         9,934
       9,025 * Abgenix, Inc. .....................................       306,850
       1,750 * Adolor Corp. ......................................        32,703
       8,450 * Charles River Laboratories International, Inc. ....       204,490
       7,100 * COR Therapeutics, Inc. ............................       244,063

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               DRUGS - Continued
       1,275 * Durect Corp. ......................................   $     8,766
       2,200 * ImmunoGen, Inc. ...................................        34,650
       3,895 * Inhale Therapeutic Systems, Inc. ..................       108,573
      33,675 * Ligand Pharmaceuticals, Inc., Class B..............       383,053
       9,650 * Medarex, Inc. .....................................       246,678
       9,975 * Neurocrine Biosciences, Inc. ......................       217,580
       2,700 * Vertex Pharmaceuticals, Inc. ......................       134,325
                                                                     -----------
                                                                       1,931,665
                                                                     -----------
               ELECTRICAL EQUIPMENT - 1.72%
       8,250 * Active Power, Inc. ................................       163,969
      11,375 * August Technology Corp. ...........................       135,078
       5,975 * Capstone Turbine Corp. ............................       147,134
                                                                     -----------
                                                                         446,181
                                                                     -----------
               ELECTRONIC INSTRUMENTS - 0.93%
       3,600 * Molecular Devices Corp. ...........................       241,875
                                                                     -----------
               FINANCE COMPANIES - 1.27%
      11,100 * Financial Federal Corp. ...........................       328,560
                                                                     -----------
               FINANCIAL SERVICES - 3.02%
      27,600 * Ameritrade Holding Corp., Class A..................       225,975
      12,850   Heller Financial, Inc. ............................       434,458
       5,892   Southwest Securities Group, Inc. ..................       123,143
                                                                     -----------
                                                                         783,576
                                                                     -----------
               FOODS - 2.15%
       7,550 * Symx Technologies, Inc. ...........................       208,569
       8,350   Keebler Foods Co. .................................       350,366
                                                                     -----------
                                                                         558,935
                                                                     -----------
               FOOTWEAR - 0.62%
         700   Cole, K. Productions, Inc., Class A................        19,775
         605 * Steven Madden, Ltd. ...............................         8,243
       6,350 * Vans, Inc. ........................................       133,350
                                                                     -----------
                                                                         161,368
                                                                     -----------
               HEALTHCARE - 4.64%
       6,713 * Accredo Health, Inc. ..............................       195,082
       2,714   Cardinal Health, Inc. .............................       275,471
       3,675 * Diversa Corp. .....................................        56,044
      15,575   Hooper Holmes, Inc. ...............................       124,600
      12,025   Omnicare, Inc. ....................................       266,594
       1,450 * OSI Pharmaceuticals, Inc. .........................        63,256

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               HEALTHCARE - Continued
         910 * Praecis Pharmaceuticals, Inc. .....................   $    25,082
       2,625 * Priority Healthcare Corp. .........................       107,297
         450 * Professional Detailing, Inc. ......................        23,456
       7,525 * Staar Surgical Co..................................        67,725
                                                                     -----------
                                                                       1,204,607
                                                                     -----------
               HOSPITAL MANAGEMENT - 1.25%
       9,325 * Eclipsys Corp. ....................................       196,991
       3,245 * Lifepoint Hospitals, Inc. .........................       126,149
                                                                     -----------
                                                                         323,140
                                                                     -----------
               HOSPITAL SUPPLIES - 2.18%
       7,600 * Isis Pharmaceuticals, Inc. ........................        82,650
      13,675 * MiniMed, Inc. .....................................       483,753
                                                                     -----------
                                                                         566,403
                                                                     -----------
               HOUSEHOLD PRODUCTS - 0.86%
       9,275 * Cost Plus, Inc. ...................................       222,600
                                                                     -----------
               INFORMATION PROCESSING - 1.10%
       5,050 * Garmin, Ltd. ......................................       110,469
      12,250 * Oplink Communications, Inc. .......................        94,172
       4,425 * Precise Software Solutions.........................        81,309
                                                                     -----------
                                                                         285,950
                                                                     -----------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 9.56%
       6,350 * Aspen Technology, Inc. ............................       165,497
      10,750 * Corillian Corp. ...................................       107,500
      12,650 * Informatica Corp. .................................       302,019
       8,600 * Internet Security Systems, Inc. ...................       479,450
       2,900 * Nuance Communications, Inc. .......................        66,700
      19,625 * Peregrine Systems, Inc. ...........................       483,265
      10,875 * Retek, Inc. .......................................       241,289
      16,150 * Saba Software, Inc. ...............................       141,312
       6,525 * Seebeyond Technology Corp. ........................       113,372
      14,950 * Tumbleweed Communications Corp. ...................        55,596
      13,400 * Webtrend Corp. ....................................       202,675
      10,225 * Witness Systems, Inc. .............................       121,422
                                                                     -----------
                                                                       2,480,097
                                                                     -----------

--------------------------------------------------------------------------------

 February 28, 2001                                              17
    J.P. MORGAN SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) -
                                   CONTINUED

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING - COMPUTER HARDWARE - 2.89%
      19,975 * Certicom Corp. ....................................   $   192,259
       5,425 * DDI Corp. .........................................       115,620
      18,725 * M-Systems Flash Disk Pioneers......................       153,897
       4,400 * Optimal Robotics Corp. ............................       121,275
      19,100 * Silicon Image, Inc. ...............................        74,013
       9,025 * Virata Corp. ......................................        91,378
                                                                     -----------
                                                                         748,442
                                                                     -----------
               INFORMATION PROCESSING - COMPUTER SERVICES - 4.25%
      11,050 * Digital Think, Inc. ...............................        95,306
      13,775 * Espeed, Inc. ......................................       346,958
       7,700 * INTERWOVEN, INC. ..................................       127,531
      11,687 * Netegrity, Inc. ...................................       518,611
       2,226 * Synquest, Inc. ....................................        15,582
                                                                     -----------
                                                                       1,103,988
                                                                     -----------
               INFORMATION PROCESSING - CONSUMER SOFTWARE - 0.14%
       6,000 * ITXC Corp. ........................................        36,000
                                                                     -----------
               INFORMATION PROCESSING -
               DATA SERVICES - 2.66%
       3,950 * Manugistics Group, Inc. ...........................       122,450
      15,600 * Smartforce, Plc. - ADR.............................       568,425
                                                                     -----------
                                                                         690,875
                                                                     -----------
               INFORMATION PROCESSING - NETWORKING - 1.90%
       7,850 * Metasolv, Inc. ....................................       133,450
       5,300 * Safenet, Inc. .....................................       241,813
      13,550 * Turnstone Systems, Inc. ...........................        87,228
       7,275 * U S Wireless Corp. ................................        31,373
                                                                     -----------
                                                                         493,864
                                                                     -----------
               INSURANCE - LIFE - 0.27%
       1,625   W. R. Berkley Corp. ...............................        69,367
                                                                     -----------
               LEISURE TIME - 3.31%
      13,150 * American Classic Voyages Co. ......................       213,688
       8,725 * Anchor Gaming......................................       426,980
       8,625 * Meade Instruments Corp. ...........................        53,906
       8,925 * WMS Industries, Inc. ..............................       164,398
                                                                     -----------
                                                                         858,972
                                                                     -----------

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               MACHINE TOOLS - 2.13%
      14,800 * Gilead Sciences, Inc. .............................   $   553,150
                                                                     -----------
               MEDICAL TECHNOLOGY - 4.44%
       8,264 * Akorn, Inc. .......................................        22,984
       1,965 * Arena Pharmaceuticals, Inc. .......................        43,967
       1,525 * Aviron.............................................        63,955
       2,695 * Brucker Daltronics, Inc. ..........................        48,678
       2,550 * CuraGen Corp. .....................................        70,922
       5,500 * Cyberonics.........................................       125,813
       9,100 * Enzon, Inc. .......................................       578,419
         900 * Exelixis, Inc. ....................................         9,675
       2,225 * Harvard Bioscience, Inc. ..........................        19,191
       4,225 * La Jolla Pharmaceutical Co.........................        21,653
       2,625 * Maxygen............................................        41,672
       2,559 * Medichem Life Sciences, Inc. ......................         8,636
       4,550 * Physiometrix, Inc. ................................        39,813
       4,100 * Transgenomic, Inc. ................................        28,700
       3,804 * XOMA Ltd...........................................        27,460
                                                                     -----------
                                                                       1,151,538
                                                                     -----------
               MERCHANDISE- DRUG - 0.18%
       5,592 * Pozen, Inc. .......................................        47,532
                                                                     -----------
               MERCHANDISE - SPECIALTY - 1.64%
       6,225 * BJ's Wholesale Club, Inc. .........................       283,300
       5,175 * Williams-Sonoma, Inc. .............................       141,019
                                                                     -----------
                                                                         424,319
                                                                     -----------
               MISCELLANEOUS - 0.55%
       1,950 * Aurora Biosciences Corp. ..........................        35,587
       4,925 * Polycom, Inc. .....................................       107,119
                                                                     -----------
                                                                         142,706
                                                                     -----------
               OIL - SERVICES - 2.32%
      16,725 * Core Laboratories N.V..............................       399,560
       7,050 * Global Marine, Inc. ...............................       202,406
                                                                     -----------
                                                                         601,966
                                                                     -----------
               OIL - SERVICE - PRODUCTS - 1.71%
       2,125 * Cooper Cameron Corp. ..............................       127,033
      18,825 * Global Industries, Inc. ...........................       256,490
       3,400 * Gulf Island Fabrication, Inc. .....................        60,350
                                                                     -----------
                                                                         443,873
                                                                     -----------

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               OIL/GAS PRODUCERS - 2.34%
      11,875 * Spinnaker Exploration Co...........................   $   451,250
       7,450 * Westport Resources Corp. ..........................       155,333
                                                                     -----------
                                                                         606,583
                                                                     -----------
               REAL ESTATE INVESTMENT TRUSTS - 1.85%
      20,125   Allied Capital Corp. ..............................       480,484
                                                                     -----------
               RESTAURANTS - 0.35%
       3,190 * California Pizza Kitchen, Inc. ....................        91,713
                                                                     -----------
               SEMICONDUCTORS - 2.05%
       6,000 * AXT, Inc. .........................................       135,375
      21,925 * C-Cube Microsystems Inc-NEW........................       177,456
      11,550 * Exar Corp. ........................................       219,450
                                                                     -----------
                                                                         532,281
                                                                     -----------
               SEMICONDUCTOR EQUIPMENT - 0.48%
       8,400 * HI/FN, Inc. .......................................       123,375
                                                                     -----------
               TELECOMMUNICATIONS - 3.96%
      14,825 * Advanced Fibre Communications, Inc. ...............       280,748
       7,975 * Anaren Microwave, Inc. ............................       142,553
       7,725 * Apropos Technology, Inc. ..........................        40,073
      10,800 * Boston Communications Group........................        71,888
       6,000 * Diamondcluster International, Inc., Class A........       126,375
       9,800 * Ibasis, Inc. ......................................        43,488
       2,300 * INET Technology....................................        34,644
       8,715 * SBA Communications Corp............................       287,595
                                                                     -----------
                                                                       1,027,364
                                                                     -----------
               TEXTILE - PRODUCTS - 1.10%
      16,225   Wellman, Inc. .....................................       284,911
                                                                     -----------
               UTILITIES - GAS, DISTRIBUTION - 1.11%
       7,975 * National-Oilwell, Inc. ............................       288,695
                                                                     -----------
               TOTAL COMMON STOCK
               (Cost $28,539,937).................................    23,459,418
                                                                     -----------

--------------------------------------------------------------------------------

 18                                              February 28, 2001
    J.P. MORGAN SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) -
                                   CONTINUED

    PAR                                                               MARKET
   VALUE                                                               VALUE

-------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 9.54%
            REPURCHASE AGREEMENT
 $2,475,000 State Street Bank, 5.25% dated
             02/28/01, to be repurchased
             at $2,475,361 on 03/01/01,
             collateralized by U.S. Treasury Bill,
             11.75%, 02/15/10, with a market value  of $2,552,250
             (Cost $2,475,000)...................................   $ 2,475,000
                                                                    -----------
            TOTAL INVESTMENTS
            (Cost $31,014,937) - 99.96%..........................    25,934,418
                                                                    -----------
            Other assets less liabilities - 0.04%................        11,671
                                                                    -----------
            NET ASSETS - 100.00%.................................   $25,946,089
                                                                    -----------

* Non-income producing



SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 February 28, 2001                                              19
                 STATE STREET LARGE CAP VALUE FUND (Unaudited)
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                      Since Inception*
----------------------------------------------------------------------------------------------
  (1.78%)                        (15.05%)                                          10.60%

*September 21, 1998
(a)Average annual total returns are net of expenses.




                                    [CHART]

                                    GROWTH OF $10,000 INVESTMENT
                                   Fiscal Year Ended August 31

                                    State Street
                                       Large Cap            Russell 1000
                                      Value Fund             Value Index
                                   -------------       ------------------
                    9/21/98              10,000                 10,000
                      11/98              11,171                 11,223
                       2/99              11,394                 11,533
                       5/99              12,514                 12,730
                       8/99              12,126                 12,244
                      11/99              12,248                 12,398
                       2/00              11,113                 11,156
                       5/00              12,472                 12,502
                    8/31/00              13,018                 12,753
                   11/30/00              12,470                 12,696
                    2/28/01              12,786                 13,011

 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

                                Top 10 Holdings


  1. Exxon Mobil Corp. .........   4.17%
  2. Citigroup, Inc. ...........   3.57%
  3. SBC Communications, Inc. ..   2.71%
  4. American International
     Group, Inc. ...............   2.57%
  5. Johnson & Johnson..........   2.50%
  6. Verizon Communications.....   2.49%
  7. Philip Morris Companies,
     Inc. ......................   1.92%
  8. Boeing Co. ................   1.80%
  9. Federal National Mortgage
     Association................   1.79%
 10. Bellsouth Corp. ...........   1.59%


MANAGEMENT OVERVIEW
A discussion with State Street Global Advisors

How did the Fund perform relative to its benchmark?
The portfolio returned -1.78% versus the benchmark (Russell 1000 Value Index) return of 2.03% during the six months ended February 2001.

What were the dominant portfolio themes?
Market activity was significantly influenced by pre-announcements of sales and profit warnings across a wide range of businesses. Market reaction was swift and severe and the returns of these companies torpedoed downward. The value side of the market was not hit nearly as hard as the growth side, however, within the Large Cap Value Strategy a few names had more than their fair share of influence on performance.

Our stock evaluation process focuses on picking stocks that are good values compared to their industry peers and that also exhibit an attractive earnings growth outlook, thus the extremes late in 2000 resulted in underperformance.

Which portfolio holdings most enhanced the Fund's performance?
Consumer Cyclicals and Utilites were the bright spots for the six months ended February 28, 2001. The Durables industry within Cyclicals accounted for the excess returns here--specifically overweight positions in Whirlpool (+41% for the period) and Shaw Industries (+49% for the period). Results in the Gas/Water Utility industry drove results in the Utility sector. In particular, overweight positions in Questar and People's Energy returned an average +26% for the period.

Were there any disappointments in the Fund?
Disappointments occurred in the Technology sector--specifically within the Semiconductor and Software industries. Overweight Semiconductor companies Cypress, Micron Technology and Novellus--which returned an average -56%--had a significant negative influence on the portfolio. This experience occurred in the Software industry where overweight holdings of Veritas and I2 Technology detracted from performance as they returned -42% and -57%, respectively.

What is your outlook for the next fiscal period?
We believe that the portfolio is currently well positioned for the coming periods. As always, we remain true to our investment philosophy by purchasing securities that are undervalued relative to their industry peers and have improving earnings growth expectations. In addition, risk control continues to be a large part of our process.

--------------------------------------------------------------------------------

 20                                              February 28, 2001
     STATE STREET LARGE CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited)

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             COMMON STOCK - 96.46%
             ADVERTISING - 0.26%
       1,900 Westwood One, Inc. ...............................   $       40,926
                                                                  --------------
             AEROSPACE/DEFENSE - 4.21%
       4,500 Boeing Co. .......................................          279,900
       1,500 General Dynamics Corp. ...........................          102,270
       5,200 Lockheed Martin Corp. ............................          194,792
       1,000 United Technologies Corp. ........................           77,910
                                                                  --------------
                                                                         654,872
                                                                  --------------
             AIRLINES - 0.81%
       1,900 Continental Airlines, Inc., Class B...............           85,025
       1,900 Northwest Airlines Corp. .........................           41,800
                                                                  --------------
                                                                         126,825
                                                                  --------------
             APPLIANCES/FURNISHINGS - 1.02%
       3,000 Whirlpool Corp. ..................................          158,610
                                                                  --------------
             AUTO - CARS - 1.25%
       7,019 Ford Motor Co. ...................................          195,198
                                                                  --------------
             AUTO - ORIGINAL EQUIPMENT - 1.41%
       1,600 Danaher Corp. ....................................          101,504
       3,700 Lear Corp. .......................................          118,622
                                                                  --------------
                                                                         220,126
                                                                  --------------
             BANKS - NEW YORK CITY - 3.57%
      11,300 Citigroup, Inc. ..................................          555,734
                                                                  --------------
             BANKS - OTHER - 2.81%
       4,000 Bank of America Corp. ............................          199,800
       1,910 J.P. Morgan Chase and Co. ........................           89,121
       2,600 Unionbancal Corp. ................................           69,212
       1,600 Wells Fargo Co. ..................................           79,424
                                                                  --------------
                                                                         437,557
                                                                  --------------
             BANKS - REGIONAL - 2.00%
       5,200 AmSouth Bancorporation............................           90,584
       1,400 Fifth Third Bancorp...............................           75,338
       4,200 GreenPoint Financial Corp. .......................          144,900
                                                                  --------------
                                                                         310,822
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             BEVERAGE - SOFT DRINKS - 1.09%
       3,700 PepsiCo, Inc. ....................................   $      170,496
                                                                  --------------
             BUILDING MATERIALS - 0.60%
       3,700 Sherwin-Williams Co. .............................           92,870
                                                                  --------------
             CHEMICAL - MAJOR - 0.55%
       3,000 Albemarle Corp. ..................................           71,550
         333 E.I. du Pont de Nemours and Co. ..................           14,549
                                                                  --------------
                                                                          86,099
                                                                  --------------
             CHEMICAL - MISCELLANEOUS - 1.04%
         900 Eastman Chemical Co. .............................           46,305
       1,500 FMC Corp. ........................................          115,140
                                                                  --------------
                                                                         161,445
                                                                  --------------
             CONGLOMERATES - 0.72%
       4,600 Viad Corp. .......................................          112,194
                                                                  --------------
             CONSUMER FINANCE - 1.10%
       1,100 AmeriCredit Corp. ................................           37,598
       2,300 Household International, Inc. ....................          133,216
                                                                  --------------
                                                                         170,814
                                                                  --------------
             CONTAINERS - PAPER - 0.49%
       3,400 Sonoco Products Co. ..............................           75,548
                                                                  --------------
             DRUGS - 2.77%
       4,100 ALZA Corp. .......................................          162,155
       1,600 Bristol Myers Squibb Co. .........................          101,456
       2,100 Merck & Co., Inc. ................................          168,420
                                                                  --------------
                                                                         432,031
                                                                  --------------
             ELECTRONIC EQUIPMENT - 0.39%
       1,300 General Electric Co. .............................           60,450
                                                                  --------------
             ENTERTAINMENT - 1.78%
         600 AOL Time Warner, Inc. ............................           26,418
       1,900 Harrah's Entertainment, Inc. .....................           58,938
       6,200 Walt Disney.......................................          191,890
                                                                  --------------
                                                                         277,246
                                                                  --------------
             FERTILIZERS - 0.52%
       5,900 IMC Global, Inc. .................................           81,125
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             FINANCIAL SERVICES - 1.36%
       1,100 American Express Co. .............................   $       48,268
       2,500 Heller Financial, Inc. ...........................           84,525
       2,300 John Hancock Financial Service....................           79,120
                                                                  --------------
                                                                         211,913
                                                                  --------------
             FOODS - 0.66%
       1,300 Suiza Foods Corp. ................................           63,661
       3,100 Tyson Foods, Inc., Class A........................           39,091
                                                                  --------------
                                                                         102,752
                                                                  --------------
             FOOTWEAR - 0.30%
       1,800 Reebok International, Ltd. .......................           46,080
                                                                  --------------
             GOVERNMENT SPONSORED - 2.93%
       2,700 Federal Home Loan Mortgage Corp. .................          177,795
       3,500 Federal National Mortgage Association.............          278,950
                                                                  --------------
                                                                         456,745
                                                                  --------------
             HEALTHCARE - 3.05%
       2,300 PacifiCare Health Systems, Inc., Class A..........           89,988
       3,000 UnitedHealth Group, Inc. .........................          177,690
       2,100 Wellpoint Health Networks, Inc. ..................          207,585
                                                                  --------------
                                                                         475,263
                                                                  --------------
             HOSPITAL MANAGEMENT - 1.24%
       4,200 Tenet Healthcare Corp. ...........................          193,746
                                                                  --------------
             HOSPITAL SUPPLIES - 2.50%
       4,000 Johnson & Johnson.................................          389,320
                                                                  --------------
             HOUSEHOLD PRODUCTS - 0.81%
       1,800 Procter & Gamble Co. .............................          126,900
                                                                  --------------
             INFORMATION PROCESSING - 0.45%
       3,600 Sybase, Inc. .....................................           70,650
                                                                  --------------
             INFORMATION PROCESSING -
             BUSINESS SOFTWARE - 0.63%
       1,000 I2 Technologies...................................           26,875
       1,100 Veritas Software Corp. ...........................           71,431
                                                                  --------------
                                                                          98,306
                                                                  --------------

--------------------------------------------------------------------------------

 February 28, 2001                                              21
    STATE STREET LARGE CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) -
                                   CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             INFORMATION PROCESSING -
             COMPUTER SERVICES - 1.78%
       1,300 Ariba, Inc. ......................................   $       21,450
       3,900 First Data Corp. .................................          240,864
         300 VeriSign, Inc. ...................................           14,391
                                                                  --------------
                                                                         276,705
                                                                  --------------
             INFORMATION PROCESSING -
             DATA SERVICES - 1.54%
       7,000 Comdisco, Inc. ...................................           89,250
       1,500 International Business Machine....................          149,850
                                                                  --------------
                                                                         239,100
                                                                  --------------
             INSURANCE - CASUALTY - 1.27%
       2,000 Progressive Corp. ................................          198,000
                                                                  --------------
             INSURANCE - LIFE - 1.18%
       6,100 Protective Life Corp. ............................          183,610
                                                                  --------------
             INSURANCE - MISCELLANEOUS - 1.06%
       2,500 Fidelity National Financial.......................           77,400
       1,500 MGIC Investment Corp. ............................           86,925
                                                                  --------------
                                                                         164,325
                                                                  --------------
             INSURANCE - MULTILINE - 3.59%
       4,900 American International Group, Inc. ...............          400,820
       5,600 Old Republic International Corp. .................          158,200
                                                                  --------------
                                                                         559,020
                                                                  --------------
             LEISURE TIME - 0.80%
       2,300 International Game Technology.....................          124,200
                                                                  --------------
             MACHINERY - INDUSTRIAL/ SPECIALTY - 0.67%
       2,700 Dover Corp. ......................................          103,572
                                                                  --------------
             MERCHANDISING - DEPARTMENT - 1.10%
       3,500 May Department Stores Co. ........................          138,565
       2,500 Pier 1 Imports, Inc. .............................           32,500
                                                                  --------------
                                                                         171,065
                                                                  --------------
             MERCHANDISING - FOOD - 1.64%
       2,800 Kroger Co. .......................................           67,872
       3,200 Smithfield Foods, Inc. ...........................           94,112
       6,700 Supervalue, Inc. .................................           94,001
                                                                  --------------
                                                                         255,985
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             MERCHANDISING - MASS - 0.61%
       2,300 Sears Roebuck & Co. ..............................   $       94,415
                                                                  --------------
             OIL - INTEGRATED
             DOMESTIC - 2.29%
       1,000 Amerada Hess Corp. ...............................           72,000
       1,400 Kerr-McGee Corp. .................................           90,496
       4,200 Occidental Petroleum Corp. .......................          100,758
       3,400 USX-Marathon Group................................           93,908
                                                                  --------------
                                                                         357,162
                                                                  --------------
             OIL - INTEGRATED
             INTERNATIONAL - 5.00%
       1,500 Chevron Corp. ....................................          128,490
       8,020 Exxon Mobil Corp. ................................          650,021
                                                                  --------------
                                                                         778,511
                                                                  --------------
             OIL/GAS PRODUCERS - 1.58%
       4,000 Pioneer Natural Resources Corp. ..................           67,400
       2,700 Ultramar Diamond Shamrock Corp. ..................           98,280
       2,200 Valero Energy Corp. ..............................           80,630
                                                                  --------------
                                                                         246,310
                                                                  --------------
             PAPER/FOREST PRODUCTS - 0.61%
       3,600 Westvaco Corp. ...................................           94,356
                                                                  --------------
             PUBLISHING - NEWS - 1.28%
       1,700 Knight-Ridder, Inc. ..............................          101,575
       2,200 New York Times Co., Class A.......................           97,240
                                                                  --------------
                                                                         198,815
                                                                  --------------
             PUBLISHING/PRINTING - 1.25%
       2,800 R. R. Donnelley and Sons Co. .....................           83,020
       1,900 McGraw-Hill, Inc. ................................          112,024
                                                                  --------------
                                                                         195,044
                                                                  --------------
             RAILROAD - 1.00%
       5,200 Burlington Northern Santa Fe......................          156,052
                                                                  --------------
             REAL ESTATE - 0.90%
       4,700 Homestore.com, Inc. ..............................          140,413
                                                                  --------------
             RESTAURANTS - 0.37%
       1,950 Brinker International, Inc. ......................           57,642
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             SAVINGS & LOAN - 4.98%
       2,600 Astoria Financial Corp. ..........................   $      142,188
       7,700 Dime Litigation...................................          144,245
       1,000 Downey Financial Corp. ...........................           43,050
       4,100 Golden State Bancorp, Inc. .......................          112,340
       2,900 Golden West Financial Corp. ......................          159,065
       3,400 Washington Mutual, Inc. ..........................          174,658
                                                                  --------------
                                                                         775,546
                                                                  --------------
             SECURITIES RELATED - 1.39%
       2,100 Merrill Lynch & Co., Inc. ........................          125,790
       1,400 Morgan Stanley Dean Witter & Corp. ...............           91,182
                                                                  --------------
                                                                         216,972
                                                                  --------------
             SEMICONDUCTORS - 0.83%
       2,800 Rockwell International Corp. .....................          128,688
                                                                  --------------
             TELECOMMUNICATIONS - 3.95%
       5,706 AT&T Corp. .......................................          131,238
       2,600 Qwest Communications Intl. .......................           96,122
       7,840 Verizon Communications............................          388,080
                                                                  --------------
                                                                         615,440
                                                                  --------------
             TOBACCO - 2.46%
       6,200 Philip Morris Companies, Inc. ....................          298,716
       2,900 UST Inc. .........................................           83,636
                                                                  --------------
                                                                         382,352
                                                                  --------------
             UTILITIES - COMMUNICATION - 4.30%
       5,900 BellSouth Corp. ..................................          247,564
       8,863 SBC Communications, Inc. .........................          422,765
                                                                  --------------
                                                                         670,329
                                                                  --------------
             UTILITIES - ELECTRIC - 5.42%
       3,100 Allegheny Energy, Inc. ...........................          147,094
       4,100 Cinergy Corp. ....................................          133,783
       1,500 Energy East Corp. ................................           28,200
       1,600 Exelon Corp. .....................................          104,592
       5,400 FirstEnergy Corp. ................................          152,118
       2,800 Public Serv Enterprise Group......................          125,468
       3,100 Reliant Energy, Inc. .............................          130,231
         800 Xcel States Power-Mines...........................           22,560
                                                                  --------------
                                                                         844,046
                                                                  --------------

--------------------------------------------------------------------------------

 22                                              February 28, 2001
    STATE STREET LARGE CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) -
                                   CONTINUED

   NUMBER
  OF SHARES                                                       MARKET VALUE

--------------------------------------------------------------------------------
             UTILITIES - GAS,
             DISTRIBUTION - 1.29%
       2,500 Keyspan Corp. ...................................   $       97,374
       2,600 Tosco Corp. .....................................          104,130
                                                                 --------------
                                                                        201,504
                                                                 --------------
             TOTAL COMMON STOCK
             (Cost $14,393,436)...............................       15,021,842
                                                                 --------------
     PAR
    VALUE
    ------
             SHORT-TERM INVESTMENTS - 4.09%
             COMMERCIAL PAPER
    $637,000 Cooper Industries, Inc.,
              5.52% due 03/01/01
              (Cost $637,000).................................          637,000
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $15,030,436) - 100.55%.....................       15,658,842
                                                                 --------------
             Other assets less liabilities - (0.55%)..........          (85,873)
                                                                 --------------
             NET ASSETS - 100.00%.............................   $   15,572,969
                                                                 --------------



SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 February 28, 2001                                              23
                 NEUBERGER BERMAN MIDCAP VALUE FUND (Unaudited)
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                     Since Inception*
---------------------------------------------------------------------------------------------
   3.03%                          24.12%                                          27.43%

*September 21, 1998
(a)Average annual total returns are net of expenses.



                                    [CHART]

                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                            Neuberger Berman
                                Mid Cap            Russell Mid Cap
                              Value Fund             Value Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              11,719                 10,979
              2/99              12,094                 10,806
              5/99              14,146                 12,049
              8/99              13,560                 11,471
             11/99              13,334                 11,006
              2/00              14,555                 10,180
              5/00              15,732                 11,657
           8/31/00              17,534                 12,189
          11/30/00              17,493                 12,376
           2/28/01              18,065                 13,362

 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

                                Top 10 Holdings

   1. Waste Management, Inc. ..   2.25%
   2. Arrow Electronics,
      Inc. ....................   2.24%
   3. Cendant Corp. ...........   1.91%
   4. Lear Corp. ..............   1.89%
   5. Omnicare, Inc. ..........   1.87%
   6. Knight-Ridder, Inc. .....   1.77%
   7. Loews Corp. .............   1.77%
   8. XL Capital, Ltd. ........   1.70%
   9. S & P Midcap 400 SPDR....   1.63%
  10. Pall Corp................   1.53%

MANAGEMENT OVERVIEW
A discussion with Neuberger Berman Management, Inc.

How did the Fund perform relative to its benchmark?
For the six-month period ended February 28, 2001, the NAFVPS II Neuberger Berman MidCap Value Fund gained 3.03%. During this same time period, the Russell Mid-Cap Value index rose 9.63%. Over the six-month period, mid-cap stocks continued to fare better than their large-cap counterparts. In addition, value stocks handily outperformed growth.

What were the dominant portfolio themes?
The Technology sector was the largest detractor from total return and one of the main reasons that the portfolio underperformed its index. The six-month period was a tumultuous time for technology as investor confidence in the economy and corporate earnings waned. The portfolio was significantly overweighted in the Technology sector as compared to the index. The Utilities sector also hampered performance on absolute terms and relative to the index.

The top two sectors for the portfolio in terms of contribution were Consumer Cyclicals and Financials. The portfolio was overweighted compared to the index on average during the period in both and had solid absolute returns. However, returns were not as high as those achieved by the index, which was another factor in the portfolio's underperformance versus the index.

Which portfolio holdings most enhanced the Fund's performance?
The fund's positive performers during the period included Citrix Systems in the Technology sector, Calpine in the Utilities sector, and holdings such as Lear Corp., M&T Bank Corp., Dime Bancorp, and Staples in Consumer Cyclicals and Financials.

Were there any disappointments in the Fund?
Holdings that exerted negative impacts included NCR Corp., Raytheon, Edison International and Utilicorp.

What is your outlook for the next fiscal period?
The six-month period was a turbulent one as market participants struggled with economic, interest rate, and corporate earnings uncertainty. There are many questions that remain unanswered. Earlier this year, economists and analysts had been expecting a recovery by the second half of 2001. That time frame has now been pushed back, although there is disagreement as to how far back and what shape the economy and its recovery will take. We believe in our portfolio of high quality stocks and, although we continually analyze them as well as other opportunities, feel that they are sound companies with solid fundamentals and the ability to fight through this challenging economic environment.

--------------------------------------------------------------------------------

 24                                              February 28, 2001
       NEUBERGER BERMAN MIDCAP VALUE SCHEDULE OF INVESTMENTS (Unaudited)

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 82.08%
               AEROSPACE/DEFENSE - 0.60%
       3,600   General Dynamics Corp. ............................   $   245,448
                                                                     -----------
               AIRLINES - 0.63%
       5,800 * Continental Airlines, Inc., Class B................       259,550
                                                                     -----------
               AUTO - ORIGINAL EQUIPMENT - 2.65%
       4,900   Danaher Corp. .....................................       310,856
      24,300 * Lear Corp. ........................................       779,058
                                                                     -----------
                                                                       1,089,914
                                                                     -----------
               BANKS - REGIONAL - 4.01%
       4,300   Fifth Third Bancorp................................       231,394
      13,600   GreenPoint Financial Corp. ........................       469,200
       7,100   M&T Bank Corp. ....................................       486,350
      11,000   SouthTrust Corp....................................       465,438
                                                                     -----------
                                                                       1,652,382
                                                                     -----------
               BROADCASTING - 2.08%
      25,900   Belo Corp. ........................................       466,200
       4,300 * Cablevision Systems Corp., Class A.................       333,680
       1,400   Entercome Communications Corp. ....................        57,050
                                                                     -----------
                                                                         856,930
                                                                     -----------
               CHEMICAL - MISCELLANEOUS - 2.46%
      10,000   Air Products and Chemicals, Inc. ..................       405,500
       7,900 * FMC Corp. .........................................       606,404
                                                                     -----------
                                                                       1,011,904
                                                                     -----------
               COMMERCIAL SERVICES - 1.08%
      11,400 * Iron Mountain, Inc. ...............................       444,714
                                                                     -----------
               CONGLOMERATES - 1.77%
       6,700   Loews Corp. .......................................       728,089
                                                                     -----------

               CONSUMER FINANCE - 0.64%
       4,800   Capital One Financial Corp. .......................       265,200
                                                                     -----------
               DRUGS - 2.03%
       5,200   Bausch & Lomb, Inc. ...............................       279,344
      25,200   Bergen Brunswig Corp., Class A.....................       453,348
       1,200 * Genzyme Corp. .....................................       105,525
                                                                     -----------
                                                                         838,217
                                                                     -----------

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               ELECTRONIC INSTRUMENTS - 3.77%
      33,600 * Arrow Electronics, Inc. ...........................   $   920,640
      11,100 * Sensormatic Electronics Corp. .....................       243,090
      13,900 * Thermo Electron Corp. .............................       387,810
                                                                     -----------
                                                                       1,551,540
                                                                     -----------
               ENTERTAINMENT - 1.15%
      14,200   Carnival Corp., Class A............................       473,428
                                                                     -----------
               FINANCIAL SERVICES - 4.36%
      18,300   CIT Group, Inc. ...................................       422,730
      10,300   John Hancock Financial Services, Inc. .............       354,320
       6,300   Countrywide Credit Industries, Inc. ...............       278,649
       9,800   Federated Investors, Inc. .........................       264,600
      14,100   Heller Financial, Inc. ............................       476,721
                                                                     -----------
                                                                       1,797,020
                                                                     -----------
               HEALTHCARE - 1.87%
      34,700   Omnicare, Inc. ....................................       769,299
                                                                     -----------
               HOSPITAL MANAGEMENT - 0.92%
       8,200 * Tenet Healthcare Corp. ............................       378,266
                                                                     -----------
               HOSPITAL SUPPLIES - 1.92%
      10,700   Beckman Coulter, Inc. .............................       432,815
       9,900   Becton, Dickinson and Co. .........................       356,202
                                                                     -----------
                                                                         789,017
                                                                     -----------
               INFORMATION PROCESSING - 0.42%
       3,100 * ChoicePoint, Inc. .................................       171,430
                                                                     -----------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 0.71%
      11,200 * Citrix Systems, Inc. ..............................       291,200
                                                                     -----------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 1.35%
      30,500 * Apple Computer, Inc. ..............................       556,625
                                                                     -----------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 0.61%
       4,500 * SunGard Data Systems, Inc. ........................       250,650
                                                                     -----------

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               DATA SERVICES - 4.54%
      60,200 * Cendant Corp. .....................................   $   787,416
      11,000   Computer Associates International, Inc. ...........       343,090
      13,200 * Mentor Graphics Corp. .............................       323,400
      16,550 * The New Dun & Bradstreet Corp. ....................       415,405
                                                                     -----------
                                                                       1,869,311
                                                                     -----------
               INSURANCE - MISCELLANEOUS - 1.86%
       7,500   Ambac Financial Group, Inc. .......................       423,000
       4,500   MBIA, Inc. ........................................       341,910
                                                                     -----------
                                                                         764,910
                                                                     -----------
               INSURANCE - MULTILINE - 1.70%
       9,200   XL Capital, Ltd. ..................................       699,292
                                                                     -----------
               MACHINERY - CONSTRUCTION &
               CONTRACTS - 0.90%
      10,400   Lennar Corp.. .....................................       369,200
                                                                     -----------
               MACHINERY - INDUSTRIAL/ SPECIALTY -  3.78%
      11,700   Cooper Industries, Inc. ...........................       503,100
       6,400   Johnson Controls, Inc. ............................       425,472
      27,500   Pall Corp. ........................................       628,925
                                                                     -----------
                                                                       1,557,497
                                                                     -----------
               MERCHANDISE - SPECIALTY - 1.20%
       6,400 * BJ's Wholesale Club, Inc. .........................       291,264
       6,600   TJX Companies, Inc. ...............................       201,828
                                                                     -----------
                                                                         493,092
                                                                     -----------
               MULTIMEDIA - 1.00%
      16,300 * Cadence Design Systems, Inc. ......................       413,205
                                                                     -----------
               OIL - INTEGRATED DOMESTIC -  2.84%
       5,900   Burlington Resources, Inc. ........................       265,146
       8,400   EOG Resources, Inc. ...............................       366,240
      10,700   Cross Timbers Oil Co. .............................       263,969
       9,900   USX - Marathon Group...............................       273,438
                                                                     -----------
                                                                       1,168,793
                                                                     -----------

--------------------------------------------------------------------------------

 February 28, 2001                                              25
    NEUBERGER BERMAN MIDCAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) -
                                   CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL - SERVICE - PRODUCTS -  1.32%
       4,900 * Noble Drilling Corp. ...........................   $      228,095
       6,100 * Weatherford International, Inc. ................          317,383
                                                                  --------------
                                                                         545,478
                                                                  --------------
               OIL/GAS PRODUCERS - 3.09%
       4,800   Anadarko Petroleum Corp. .......................          300,000
       5,000   Apache Corp. ...................................          293,500
      12,100   Cabot Corp. ....................................          414,909
       7,300 * Louis Dreyfus Natural Gas Corp. ................          263,968
                                                                  --------------
                                                                       1,272,377
                                                                  --------------
               POLLUTION CONTROL - 2.25%
      36,600   Waste Management, Inc. .........................          928,542
                                                                  --------------
               PUBLISHING - NEWS - 2.81%
       3,700   Dow Jones & Co., Inc. ..........................          227,920
      12,200   Knight-Ridder, Inc. ............................          728,950
       3,200   Scripps Co......................................          201,376
                                                                  --------------
                                                                       1,158,246
                                                                  --------------
               PUBLISHING/PRINTING - 1.24%
      19,000   Moody's Corp. ..................................          512,240
                                                                  --------------
               RAILROAD - 2.43%
      13,500   Burlington Northern Santa Fe ...................          405,135
      13,600   GATX Corp. .....................................          594,592
                                                                  --------------
                                                                         999,727
                                                                  --------------
               REAL ESTATE INVESTMENT TRUSTS - 4.27%
      12,700   Boston Properties, Inc. ........................          512,318
      17,700   Equity Office Properties Trust..................          510,114
       8,200 * Indymac Mortgage Holdings, Inc. ................          216,562
      13,800   Vornado Realty Trust............................          521,778
                                                                  --------------
                                                                       1,760,772
                                                                  --------------
               RESTAURANTS - 1.09%
      11,700 * Tricon Global Restaurants, Inc. ................          450,450
                                                                  --------------
               SAVINGS & LOAN - 2.27%
       8,700   Astoria Financial Corp. ........................          475,781
      15,300   Dime Litigation, Inc. ..........................          457,470
                                                                  --------------
                                                                         933,251
                                                                  --------------

SEE NOTES TO FINANCIAL STATEMENTS.

   NUMBER
  OF SHARES                                                   MARKET VALUE

---------------------------------------------------------------------------
               SECURITIES RELATED - 1.12%
       6,700   Lehman Brothers Holdings, Inc. ............   $      459,955
                                                             --------------
               UTILITIES - COMMUNICATION - 1.30%
      22,800 * Broadwing, Inc. ...........................          536,256
                                                             --------------
               UTILITIES - ELECTRIC - 6.04%
       9,800   American Electric Power, Inc. .............          465,892
      11,400   DPL, Inc. .................................          327,180
       6,700   Dominion Resources, Inc. ..................          439,252
       8,800   Exelon Corp. ..............................          575,256
       9,200   Entergy Corp. .............................          357,236
      11,100   TECO Energy, Inc. .........................          324,009
                                                             --------------
                                                                  2,488,825
                                                             --------------
               TOTAL COMMON STOCK
               (Cost $32,362,540).........................       33,802,242
                                                             --------------

               EXCHANGE-TRADED FUNDS - 1.63%
       7,400   S&P MidCap 400 SPDR (Cost $718,204)........          671,550
                                                             --------------
     PAR
    VALUE
 -----------
               SHORT-TERM INVESTMENTS - 16.23%
               REPURCHASE AGREEMENT
 $ 6,685,000   State Street Bank,
               5.25% dated 02/28/01, to be repurchased at
               $6,685,975 on 03/01/01, collateralized by
               U.S. Treasury Bills, 11.63%, 11/15/04, with
               a market value of $6,886,425
               (Cost $6,685,000)..........................        6,685,000
                                                             --------------
               TOTAL INVESTMENTS
               (Cost $39,765,744) - 99.94%................       41,158,792
                                                             --------------
               Other assets less liabilities - 0.06%......           26,535
                                                             --------------
               NET ASSETS - 100.00%.......................   $   41,185,327
                                                             --------------
               * Non-income producing

---------------------------------------------------------------------------

 26                                              February 28, 2001
                       SMALL CAP VALUE FUND (Unaudited)
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                     Since Inception*
---------------------------------------------------------------------------------------------
   7.47%                          21.40%                                          11.65%

*September 21, 1998
(a)Average annual total returns are net of expenses.




                                    [CHART]

                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                               Small Cap            Russell 2000
                               Value Fund            Value Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              10,959                 10,611
              2/99               9,984                  9,965
              5/99              10,538                 11,116
              8/99              10,361                 10,834
             11/99              10,179                 10,459
              2/00              10,779                 11,140
              5/00              11,130                 11,087
           8/31/00              12,176                 12,318
          11/30/00              11,682                 11,956
           2/28/01              13,085                 13,588


 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

                                Top 10 Holdings


  1. I Shares Russell 2000 Value
     Index Fund.................   4.19%
  2. Financial Federal Corp. ...   1.26%
  3. American Financial
     Holdings, Inc. ............   1.17%
  4. The Titan Corp. ...........   1.16%
  5. UniSource Energy Corp. ....   1.16%
  6. Steris Corp. ..............   1.12%
  7. Bally Total Fitness Holding
     Corp. .....................   1.12%
  8. Oshkosh Truck Corp., Class
     B..........................   1.12%
  9. Cooper Companies, Inc. ....   1.08%
 10. Efunds Corp. ..............   1.06%

MANAGEMENT OVERVIEW
A discussion with Fiduciary Management Associates, Inc.
(Manages active portion of the portfolio)

How did the Fund perform relative to its benchmark?
For the six month period ended February 2001, the NAFVPS II Small Cap Value Fund gained 7.47%, underperforming the Russell 2000 Value Index return of 10.31%. The strongest sectors of the market included healthcare, consumer staples, financial services and energy. The actively managed portion of the portfolio was overweighted in each of these sectors except for the consumer discretionary segment, which was slightly underweighted.

What were the dominant portfolio themes?
The sectors that contributed the most to performance for this time period included financials, healthcare and utilities. Strong stock selection in our financial holdings, along with an overweighted position in this strong performing sector contributed positively to performance. Our overweighting in thrift names such as FirstFed Financial (+62.8%), BankUnited (+50.2%) and Washington Federal (+40.6%) led our performance as thrift stocks exhibited attractive valuations, interest sensitivity and little credit risk.

Which portfolio holdings most enhanced the Fund's performance?
Our healthcare stocks benefited from exceptional performance from Pharmaceutical Product Development (+153.9%), which after posting poor results a year prior, gained momentum with posting new business wins sequentially throughout the second half of 2000. In addition, the portfolio contained two stocks which were acquired during the period: Bindley Western (+30.9%) and Morrison Management Specialists (+49.0%). Our utility segment benefited from higher energy prices. In particular, Unisource Energy (+21.6%) benefited by selling lower cost excess power into the higher priced West Coast market.

Were there any disappointments in the Fund?
The technology sector was the largest detractor from our performance during this time period due mostly to weak stock selection. IMR Global, Radysis Corporation, Actel, and General Semiconductor all experienced negative earnings announcements and also gave negative outlooks, which resulted in substantial price corrections.

What is your outlook for the next fiscal period?
Over the remainder of the fiscal year, the economy will likely respond to the Federal Reserves interest rate decreases by reaccelerating to a growth rate of 2% to 3%. However, corporate earnings are likely to decrease over the next one to two quarters before interest rates began to have a positive effect. The portfolio will emphasize the consumer discretionary and producer durable sectors, as these areas tend to lead the market out of a slow economic period. Financials will remain a large portion of the portfolio but will more likely mirror the index weighting.

-------------------------------------------------------------------------------

A discussion with American General Investment Management, L.P. (Manages passive portion of the portfolio)

We manage half this portfolio as an index fund, tracking the Russell 2000 Value Index. (Fiduciary Management Associates, Inc. actively manages the other half.) Small value was clearly a good place to be during the past six months as this index provided a 10% positive return. This compares with an 11% loss in the full Russell 2000 Index and a nearly 30% loss in the growth component of the index. The difference in performance is readily identifiable when we look at the sector analysis of the growth and value components. While health care and technology, two sectors which did not do well over the last six months, make up nearly half of the Russell 2000 Growth Index, they are less than 15% of the Value Index. Conversely, financials, which did well, make up nearly a third of the Value Index and are less than 10% of Growth. This relationship between Value and Growth is likely to continue as technology issues continue to have their past excesses reduced while the equity markets search for a bottom.

-------------------------------------------------------------------------------

 February 28, 2001                                              27
            SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited)

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 79.39%
               ADVERTISING - 1.03%
       4,150 * ADVO, Inc. .....................................   $      167,660
         448 * HA-LO Industries, Inc. .........................              730
          60 * Modem Media, Inc. ..............................              263
         187   Penton Media, Inc. .............................            4,224
                                                                  --------------
                                                                         172,877
                                                                  --------------
               AEROSPACE/DEFENSE - 3.58%
       1,590 * Alliant Techsystems, Inc. ......................          134,752
          65 * Armor Holdings, Inc. ...........................              972
       5,900 * Be Aerospace, Inc. .............................          132,381
          30 * Cubic Corp. ....................................              885
          57   Curtiss-Wright Corp. ...........................            2,730
         362   Gencorp, Inc. ..................................            4,344
          84   HEICO Corp. ....................................            1,466
          80 * Moog, Inc. .....................................            2,980
       1,950   Newport News Shipbuilding.......................          106,568
         142 * Orbital Sciences Corp. .........................            1,054
          63 * Sequa Corp., Class A............................            2,825
         304   Teleflex, Inc. .................................           13,057
       7,900 * The Titan Corp. ................................          195,130
                                                                  --------------
                                                                         599,144
                                                                  --------------
               AIRLINES - 0.91%
         290 * Airtran Holdings, Inc. .........................            2,668
       4,864 * Alaska Air Group, Inc. .........................          139,013
         352 * American West Holdings Corp., Class B...........            3,766
          10 * Atlas Air Worldwide Holdings, Inc. .............              291
         174 * Mesa Airlines, Inc. ............................            1,740
         121 * Mesaba Holdings, Inc. ..........................            1,452
         146 * Midwest Express Holdings, Inc. .................            2,689
          30   SkyWest, Inc. ..................................              681
                                                                  --------------
                                                                         152,300
                                                                  --------------
               APPAREL & PRODUCTS - 0.46%
         331 * Ann Taylor Stores Corp. ........................            8,550
         189   Brown Shoe Company, Inc. .......................            3,279
          84 * Buckle, Inc. ...................................            1,577
         144   Cato Corp., Class A.............................            2,619
         129   Claire's Stores, Inc. ..........................            2,247
          10 * Columbia Sportswear Co. ........................              554

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               APPAREL & PRODUCTS - Continued
         161 * Dress Barn, Inc. ...............................   $        3,763
         168 * Footstar, Inc. .................................            7,397
          98   Fred's, Inc. ...................................            2,125
         244   Kellwood Co. ...................................            5,405
          20 * Land's End, Inc. ...............................              464
         124 * Mens Wearhouse, Inc. ...........................            3,261
         296 * Nautica Enterprises, Inc. ......................            5,439
          40 * Oakley, Inc. ...................................              672
         224   Phillips-Van Heusen Corp. ......................            3,338
         540 * Polo Ralph Lauren Corp. ........................           15,822
         141 * Quicksilver, Inc. ..............................            3,793
          58   Tanger Factory Outlet Centers...................            1,262
         164 * Value City Dept. Stores, Inc. ..................            1,402
         560   Warnaco Group Inc., Class A.....................            2,688
         100 * Wilsons The Leather Experts.....................            1,756
                                                                  --------------
                                                                          77,413
                                                                  --------------
               APPLIANCES/FURNISHING - 1.50%
         185   Aaron Rents, Inc. ..............................            2,941
         245 * Applica, Inc. ..................................            1,691
       3,071   Ethan Allen Interiors, Inc. ....................          104,291
       4,386 * Furniture Brands International..................          107,676
         208 * Griffon Corp. ..................................            1,456
         178   Haverty Furniture Companies.....................            2,456
         331   Kimball International, Inc., Class B............            4,986
         322   Lancaster Colony Corp. .........................            9,499
         644   La-Z-Boy Chair Co. .............................           10,240
         597 * Metromedia International Group..................            1,755
          45   National Presto Industries......................            1,339
         137   Oneida, Ltd. ...................................            2,329
         120   SLI, Inc. ......................................            1,128
         809 * Sunbeam Corp. ..................................              123
                                                                  --------------
                                                                         251,910
                                                                  --------------
               AUTO - CARS - 0.07%
         222 * Avis Group Holdings, Inc. ......................            7,322
         111 * Group 1 Automotive, Inc. .......................            1,376
          56 * Rent-A-Center, Inc. ............................            2,471
          61 * United Auto Group, Inc. ........................              612
                                                                  --------------
                                                                          11,781
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               AUTO - ORIGINAL EQUIPMENT - 2.15%
         302 * Allen Telecom, Inc. ............................   $        4,227
          83 * American Axle & Manufacturing Holdings..........              867
         660   ArvinMeritor, Inc. .............................           10,131
       2,253   Borg Warner, Inc. ..............................           98,456
         266   Carlisle Cos Inc. ..............................            9,177
         232   Donaldson Co., Inc. ............................            6,174
         754   Federal-Mogul Corp. ............................            2,594
         169 * Hayes Lemmerz International, Inc. ..............            1,070
         690 * Lear Corp. .....................................           22,121
         231   Modine Manufacturing Co. .......................            6,136
       3,825   Oshkosh Truck Corp., Class B....................          187,186
         202   Superior Industries International, Inc. ........            7,535
         409 * Tower Automotive, Inc. .........................            4,499
                                                                  --------------
                                                                         360,173
                                                                  --------------
               AUTO - REPLACEMENT PARTS - 0.21%
         508   Collins & Aikman Corp. .........................            2,387
         670   Cooper Tire & Rubber Co. .......................            8,951
         126 * Dura Automotive System..........................            1,020
         314   Kaydon Corp. ...................................            7,972
         179   Myers Industries, Inc. .........................            2,238
         263 * O'Reilly Automotive, Inc. ......................            4,981
         505   Pep Boys-Manny, Moe & Jack......................            2,798
         225   Smith, A.O. Corp. ..............................            4,167
         125 * Sonic Automotive, Inc. .........................            1,056
                                                                  --------------
                                                                          35,570
                                                                  --------------
               BANKS - OTHER - 0.35%
          86   Alabama National Bancorp........................            2,739
         122   First Bancorp/Puerto Rico.......................            2,879
         123   First Merchants Corp. ..........................            2,837
         563   Husdon United Bancorp...........................           12,628
         118   Irwin Financial Corp. ..........................            2,817
         106 * Net.B@nk Inc. ..................................              913
         105   R&G Financial Co. ..............................            1,770
         515   Republic Security Financial Co. ................            4,040
         893   Sky Financial Group Inc. .......................           15,460
         200   Sterling Bancshares, Inc. ......................            3,588
          84   UCBH Holdings Inc. .............................            4,709
         290   W Holding Company, Inc. ........................            3,444
                                                                  --------------
                                                                          57,824
                                                                  --------------

--------------------------------------------------------------------------------

 28                                              February 28, 2001
      SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               BANKS - REGIONAL - 7.13%
         123   1st Source Corp. ..............................   $        2,421
         287   AMCORE Financial, Inc. ........................            5,721
         232   Anchor BanCorp Wisconsin, Inc. ................            3,504
         146   Area Bancshares Corp. .........................            2,335
          52   BancFirst Corp. ...............................            1,989
         891   BancorpSouth, Inc. ............................           12,162
         240   Bank Atlantic Bancorp, Class A.................            1,536
         109   Bank of Granite Corp. .........................            2,235
         347 * Bank United Corp. .............................              119
         117 * BOK Financial Corp. ...........................            2,706
         100   BSB Bancorp, Inc. .............................            1,806
          42   Capital City Bank Group, Inc. .................              992
          65   Cathay Bancorp, Inc. ..........................            3,782
         121   Century South Banks, Inc. .....................            4,023
         146   Chemical Financial Corp. ......................            3,696
         499   Citizens Banking Corp. ........................           12,537
          82   CityBank.......................................            1,691
       1,044   Colonial BancGroup, Inc. ......................           13,468
         143   Comerica, Inc. ................................            9,102
         142   Commerce Bancorp, Inc. ........................            8,449
         577   Commercial Federal Corp. ......................           12,706
         444   Community First Bankshares.....................            8,908
       6,100 * Connecticut Bancshares, Inc. ..................          122,000
         100   Corus Bankshares, Inc. ........................            4,938
          83   CPB, Inc. .....................................            2,235
       2,574   Cullen/Frost Bankers, Inc. ....................           92,304
          45   CVB Financial Corp. ...........................              702
       6,842   East West Bancorp..............................          157,794
         265   F&M National Corp. ............................           10,250
          65   Farmers Capital Bank Corp. ....................            2,275
         589   First American Corp., Class A..................           17,906
         341   First Charter Corp. ...........................            5,115
          62   First Citizens BancShares, Inc., Class A.......            5,836
         577   First Commonwealth Financial...................            5,787
         161   First Federal Capital Corp. ...................            2,133
         292   First Financial Bancorp........................            4,453
         104   First Financial Bankshares.....................            3,406
          67   First Financial Corp. .........................            2,123
         392   First Midwest Bancorp, Inc. ...................           10,927
         127   First Niagara Financial Group..................            1,453
         239   FNB Corp. .....................................            5,557
         250 * Friedman, Billings, Ramsey Group, Inc., Class
               A..............................................            1,538

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BANKS - REGIONAL - Continued
         164   Frontier Financial Corp. .......................   $        3,700
         487   Fulton Financial Corp. .........................           10,592
          62   GBC Bancorp.....................................            1,934
         290   Gold Bank Corp., Inc. ..........................            2,084
       3,900   Greater Bay Bancorp.............................          130,163
         234   Harbor Florida Bancshares.......................            3,569
          90   Harleysville National Corp. ....................            3,296
         664   Independence Community Bank.....................           11,081
          20   Independent Bank Corp. .........................              291
         175   Integra Bank Corp. .............................            4,088
         143   International Bancshares Corp. .................            5,121
         242   Mid State Bancshares............................            4,140
          97   Midamerica Bancorp..............................            2,323
          62   Mississippi Valley Bancshares...................            2,170
          61   National Penn Bancshares, Inc. .................            1,399
         212   NBT Bancorp, Inc. ..............................            3,525
         377 * Ocwen Financial Corp. ..........................            2,828
          88   Omega Financial Corp. ..........................            2,305
          30   Pacific Capital Bancorp.........................              849
         145   Pacific Northwest Bancorp.......................            2,347
         132   PFF Bancorp, Inc. ..............................            3,267
         181   Promistar Financial Corp. ......................            3,043
         239   Provident Financial Group.......................            7,125
      11,830   Republic Bancorp, Inc. .........................          146,396
         204   Riggs National Corp. ...........................            3,086
         625   Roslyn Bancorp, Inc. ...........................           15,469
         265   S&T Bancorp, Inc. ..............................            6,070
         102   Sandy Spring Bancorp, Inc. .....................            3,035
          85   Santander Bancorp...............................            1,615
         134 * Silicon Valley Bancshares.......................            3,744
         464   South Financial Group, Inc. ....................            6,699
         187 * Southwest Bancorporation of Texas...............            7,200
         414   Susquehanna Bancshares, Inc. ...................            7,426
       3,888   Texas Regional Bancshares, Inc., Class A........          138,753
         178   Trust Co. of New Jersey.........................            2,993
         614   Trustmark Corp. ................................           13,393
          93   U.S.B. Holding Co., Inc. .......................            1,152
         167   UMB Financial Corp. ............................            6,273
         332   United Bankshares, Inc. ........................            7,553
         100   United National Bancorp.........................            1,906
         524   Webster Financial Corp. ........................           14,901
         245   Westamerica Bankcorporation.....................            9,478
         104   Westcorp........................................            1,767
         243   Whitney Holding Corp. ..........................            9,340
                                                                  --------------
                                                                       1,194,109
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BEVERAGE - BREWERS/DISTRIBUTORS - 0.06%
         105 * Constellation Brands, Inc., Class A.............   $        6,704
          84 * Mondavi, Robert Corp., Class A..................            4,085
                                                                  --------------
                                                                          10,789
                                                                  --------------
               BROADCASTING - 0.58%
         104 * Acme Communications, Inc. ......................              955
          30 * Beasley Broadcast Group, Inc. ..................              436
          56 * Crown Media Holdings, Class A...................            1,081
         371 * Cumulus Media, Inc. ............................            1,855
         736   Data Broadcasting Corp. ........................            4,002
       1,800 * Entercom Communications Corp. ..................           73,350
         200 * Insight Communications Co. .....................            4,938
          10 * On Command Corp. ...............................               80
          44 * Regent Communications, Inc. ....................              352
         248 * Salem Communication, Class B....................            3,519
         429 * Sinclair Broadcast Group, Inc. .................            3,888
          40 * World Wrestling Federation Entertainment........              552
          30 * XM Sattellite Radio Holdings....................              308
          30 * Young Broadcasting, Inc., Class A...............            1,028
                                                                  --------------
                                                                          96,344
                                                                  --------------
               BUILDING MATERIALS - 1.16%
         405 * Armstrong Holdings, Inc. .......................            1,465
          80   Centex Construction Production..................            2,347
         308 * Comfort Systems USA, Inc. ......................              764
          30   Elcor Corp. ....................................              513
         265   Fedders Corp. ..................................            1,365
         162   Florida Rock Industries, Inc. ..................            6,650
         303   HON INDUSTRIES, Inc. ...........................            7,530
         492   Interface, Inc., Class A........................            3,137
         421   Lennox International, Inc. .....................            5,010
         189 * NCI Building Systems, Inc. .....................            3,704
         102 * Nortek, Inc. ...................................            2,970
       1,082   RPM, Inc. ......................................            9,976
          70 * Shaw Group, Inc. ...............................            3,522
          30 * Simpson Manufacturing Co. ......................            1,496
       4,625   Texas Industries, Inc. .........................          130,518
         126 * The Genlyte Group, Inc. ........................            3,512
          56   U. S. Aggregates, Inc. .........................              462
         825   US Industries, Inc. ............................            6,889
         184   Watsco, Inc. ...................................            2,318
                                                                  --------------
                                                                         194,148
                                                                  --------------

--------------------------------------------------------------------------------

 February 28, 2001                                              29
      SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CHEMICAL - MAJOR - 0.29%
         260   Albemarle Corp. ................................   $        6,200
          99   Chemed Corp. ...................................            3,470
         201 * Hexcel Corp. ...................................            2,207
         242 * Invitrogen Corp. ...............................           19,481
         223   Polymer Group, Inc. ............................            1,483
       1,006   Polyone Corp. ..................................            8,652
         523   Solutia, Inc. ..................................            7,019
          40   Spartech Corp. .................................              640
                                                                  --------------
                                                                          49,152
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 2.94%
         543 * Airgas, Inc. ...................................            4,403
         202   Arch Chemicals, Inc. ...........................            4,029
          63   Brady Corp. ....................................            2,035
         190 * Cabot Microelectronics Corp. ...................           11,507
          57   Cambrex Corp. ..................................            2,377
         157   ChemFirst, Inc. ................................            3,925
         371   Crompton Corp. .................................            4,415
       2,525 * Cytec Industries, Inc. .........................           84,714
         659 * Ethyl Corp. ....................................            1,061
         267   Ferro Corp. ....................................            6,272
         223 * Fisher Scientific International, Inc. ..........            8,028
         161   Georgia Gulf Corp. .............................            2,789
         511 * Grace, W.R. & Co. ..............................            1,032
         469   Great Lakes Chem Corp. .........................           15,529
         142   H.B. Fuller Co. ................................            5,875
         552   Lubrizol Corp. .................................           17,813
         681   Millennium Chemicals, Inc. .....................           12,190
       3,212   Minerals Technologies, Inc. ....................          121,446
          30   NCH Corp. ......................................            1,478
         185   NL Industries, Inc. ............................            3,654
       7,396   Olin Corp. .....................................          153,467
         225   OM Group, Inc. .................................           11,408
         367   Omnova Solutions................................            2,514
         313   Schulman, A., Inc. .............................            3,776
          60   Stepan Co. .....................................            1,347
         160   Valspar Corp. ..................................            5,240
                                                                  --------------
                                                                         492,324
                                                                  --------------
               COAL - 0.05%
         181   Arch Coal, Inc. ................................            4,263
          65   NACCO Industries, Inc., Class A.................            4,326
                                                                  --------------
                                                                           8,589
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMERCIAL SERVICES - 0.04%
          45 * 1-800-Flowers.com, Inc. ........................   $          266
          10   Central Parking Corp. ..........................              183
          96 * Insurance Auto Auctions, Inc. ..................            1,284
         323 * Integrated Electrical Services..................            1,951
         379 * NBC Internet, Inc., Class A.....................              876
          20 * Neoforma.com, Inc. .............................               28
         336 * New Century Equity Holdings.....................              840
          76 * Wackenhut Corp., Class A........................            1,262
                                                                  --------------
                                                                           6,690
                                                                  --------------
               CONGLOMERATES - 0.17%
         426   Alexander & Baldwin, Inc. ......................           10,996
         589   Dial Corp. .....................................            8,287
         529 * Ogden Corp. ....................................            8,586
         375   Tenneco, Inc. ..................................            1,181
                                                                  --------------
                                                                          29,050
                                                                  --------------
               CONSUMER FINANCE - 0.84%
         300 * Associates First Capital Corp. .................                9
         241   Chittenden Corp. ...............................            7,531
         118 * E-Loan..........................................              166
       5,900   Metris Companies, Inc. .........................          129,564
         195   WesBanco, Inc. .................................            3,681
                                                                  --------------
                                                                         140,951
                                                                  --------------






               CONTAINERS - METAL/GLASS - 0.21%
         355   AptarGroup, Inc. ...............................           10,188
         302   Ball Corp. .....................................           12,503
         262   Clarcor, Inc. ..................................            6,419
          62 * CSS Industries, Inc. ...........................            1,355
         143   Greif Brothers Corp., Class A...................            3,861
         537   Owens Corning...................................            1,606
                                                                  --------------
                                                                          35,932
                                                                  --------------
               CONTAINERS - PAPER - 0.19%
         157   Chesapeake Corp. ...............................            4,050
         264 * Gaylord Container Corp., Class A................              306
          65 * Ivex Packaging Corp. ...........................              845
         181 * Packaging Corp. of America......................            2,625
       1,679 * Pactiv Corp. ...................................           22,583
         127   Rock-Tenn Co., Class A..........................              989
                                                                  --------------
                                                                          31,398
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COSMETICS/TOILETRIES - 0.63%
       2,600   Alberto-Culver Co., Class A.....................   $       87,619
         365   Alberto-Culver Co., Class B.....................           14,622
         208 * Playtex Products, Inc. .........................            2,018
          82 * Revlon, Inc., Class A...........................              424
                                                                  --------------
                                                                         104,683
                                                                  --------------
               DRUGS - 0.32%
          81 * Amylin Pharmaceuticals, Inc. ...................              759
          40 * Antigenics, Inc. ...............................              625
       1,432   Bergen Brunswig Corp., Class A..................           25,762
         159   Carter-Wallace, Inc. ...........................            4,277
          40 * Columbia Laboratories, Inc. ....................              246
         547 * Covance, Inc. ..................................            8,205
          77 * Cygnus, Inc. ...................................              402
         202 * Guilford Pharmaceuticals, Inc. .................            4,558
         140   Herbalife International, Inc., Class A..........            1,146
          81 * IntraBiotics Pharmaceuticals....................              405
          10 * KOS Pharmaceuticals, Inc. ......................              175
          78 * Ligand Pharmaceuticals, Inc., Class B...........              887
         234 * Parexel International Corp. ....................            3,817
         323 * Triangle Pharmaceuticals, Inc. .................            1,877
          40 * VaxGen, Inc. ...................................              998
                                                                  --------------
                                                                          54,139
                                                                  --------------
               ELECTRIC PRODUCTS -
               MISCELLANEOUS - 0.01%
         103 * ESCO Electronics Corp. .........................            2,223
                                                                  --------------
               ELECTRICAL EQUIPMENT - 0.57%
         506   Avista Corp. ...................................            7,969
          40 * Benchmark Electronics, Inc. ....................            1,116
         469 * Intergraph Corp. ...............................            3,371
          40 * Intertan, Inc. .................................              500
       5,100 * Power Integrations, Inc. .......................           80,644
         138 * Stoneridge, Inc. ...............................            1,042
          30 * Viasystems Group, Inc. .........................              178
                                                                  --------------
                                                                          94,820
                                                                  --------------
               ELECTRONIC EQUIPMENT - 1.08%
          30 * Advanced Lighting Technologies..................              187
         166 * Audiovox Corp. .................................            1,795
         243   Belden, Inc. ...................................            5,997
         344 * Cable Design Technologies Corp. ................            6,137
         149 * Electro Rent Corp. .............................            2,067

--------------------------------------------------------------------------------

 30                                              February 28, 2001
      SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT - Continued
          30 * EMagin Corp. ...................................   $          101
         100 * EMCOR Group, Inc. ..............................            2,965
         184 * Esterline Technologies Corp. ...................            3,938
         314   General Cable Corp. ............................            3,360
         286 * GenRad, Inc. ...................................            2,477
       7,280 * Kent Electronics Corp. .........................          116,480
          43 * Littelfuse, Inc. ...............................            1,062
         386 * Mail-Well, Inc. ................................            2,509
         442   National Service Industries, Inc. ..............           10,683
         122   Standex International Corp. ....................            2,977
          10 * Stanford Microdevices, Inc. ....................               77
         164   Thomas Industries, Inc. ........................            4,354
         123 * Triumph Group, Inc. ............................            4,852
         478 * UCAR International, Inc. .......................            6,214
         101   Woodhead Industries, Inc. ......................            1,780
          10   X-Rite, Inc. ...................................               89
                                                                  --------------
                                                                         180,101
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 0.43%
         102 * ADE Corp. ......................................            1,335
          64   Analogic Corp. .................................            2,556
         116 * Arguss Communications, Inc. ....................              868
          96   Bel Fuse, Inc., Class B.........................            2,964
         306 * Checkpoint Systems, Inc. .......................            2,769
         207   Gerber Scientific, Inc. ........................            1,451
         242   Harman Int'l Industries, Inc. ..................            7,236
         374 * Imation Corp. ..................................            8,265
         206 * Interlogix, Inc. ...............................            4,532
         194 * MagnaTek, Inc. .................................            2,173
          59   Methode Electronics, Inc., Class A..............              918
         156   Park Electrochemical Corp. .....................            4,602
          53 * Performance Food Group Co. .....................            2,809
         332   Pioneer-Standard Electronics....................            4,067
         552   Pittston Brink's Group..........................           10,957
         540 * Sensormatic Electronics Corp. ..................           11,826
         156 * Standard Microsystems Corp. ....................            2,447
                                                                  --------------
                                                                          71,775
                                                                  --------------
               ENTERTAINMENT - 0.18%
         304 * Aztar Corp. ....................................            3,586
          40   Dover Downs Entertainment.......................              483
         291 * Florida Panthers Holdings, Inc. ................            3,448
         186 * Gaylord Entertainment Co. ......................            4,483

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ENTERTAINMENT - Continued
          60 * GC Companies, Inc. .............................   $          150
         145 * GTECH Holdings Corp. ...........................            3,914
         186 * Hollywood Entertainment Corp. ..................              384
          73 * Hollywood Media Corp. ..........................              287
         224 * Midway Games, Inc. .............................            1,602
         204 * Playboy Enterprises, Inc. ......................            2,632
         168 * Take-Two Interactive Software...................            1,932
         152 * THQ, Inc. ......................................            4,247
         279 * Trans World Entertainment Corp. ................            2,241
          10 * Trendwest Resorts, Inc. ........................              283
                                                                  --------------
                                                                          29,672
                                                                  --------------
               FERTILIZERS - 0.01%
          62 * Delta & Pine Land Co. ..........................            1,528
                                                                  --------------
               FINANCE COMPANIES - 1.44%
         222   Charter Municipal Mortgage Acceptance...........            3,280
         172 * Credit Acceptance Corp. ........................              903
         352   Doral Financial Corp. ..........................           10,054
       7,133 * Financial Federal Corp. ........................          211,137
         654 * Finova Group, Inc. .............................            1,243
         121 * Next Card, Inc. ................................            1,134
         118   Oriental Financial Group........................            1,650
          42   Student Loan Corp. .............................            2,667
         120 * Triad Guaranty, Inc. ...........................            3,480
         189   Tucker Anthony Sutro............................            4,451
          99 * WFS Financial, Inc. ............................            1,912
                                                                  --------------
                                                                         241,911
                                                                  --------------
               FINANCIAL SERVICES - 2.75%
         228   Advanta Corp. ..................................            3,020
         125 * Affiliated Managers Group.......................            6,437
       6,047   American Cap. Strategies, Inc. .................          152,120
          78 * Ampal Amern Israel Corp., Class A...............              485
          20 * Blackrock, Inc. ................................              788
          20 * Gabelli Asset Management, Inc. .................              601
       4,363   Jefferies Group, Inc. ..........................          130,454
         406   Leucadia National Corp. ........................           13,849
          30   Medallion Financial Corp. ......................              384
          63 * National Processing, Inc. ......................            1,134
          76 * NCO Group, Inc. ................................            2,214
         284   Richmond Count Financial Corp. .................            7,668
       6,764   Southwest Securities Group, Inc. ...............          141,368
          30 * Stockwalk Group.................................               78
          20   Value Line, Inc. ...............................              820
                                                                  --------------
                                                                         461,420
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FOODS - 1.32%
         105 * Agribrands International, Inc. .................   $        5,645
         129 * American Italian Pasta Co., Class A.............            4,368
         205 * Aurora Foods, Inc. .............................              882
         393 * Chiquita Brands International...................              491
         371   Corn Products International.....................            9,423
         375   Dean Foods Co. .................................           12,360
         487 * Del Monte.......................................            4,164
         489   Dole Food Co., Inc. ............................            8,069
       5,720   Earthgrains Co. ................................          109,824
         182   International Multifoods Corp. .................            3,420
         127   Interpool, Inc. ................................            2,203
         304   Interstate Bakeries Corp. ......................            4,973
         267   Lance, Inc. ....................................            3,154
         134   Michael Foods, Inc. ............................            3,945
         168   Pilgrims Pride Corp. ...........................            1,717
         302 * Ralcorp Holdings, Inc. .........................            5,406
          78   Riviana Foods...................................            1,472
         127 * Seminis, Inc., Class A..........................              175
         469   Sensient Technologies Corp. ....................           10,154
         227   Smucker, J.M. Co. ..............................            5,879
         288 * Suiza Foods Corp. ..............................           14,103
         394   Trinity Industries, Inc. .......................            8,664
          10 * United Natural Foods, Inc. .....................              128
         120 * Wild Oats Markets, Inc. ........................              846
                                                                  --------------
                                                                         221,465
                                                                  --------------
               FOOTWEAR - 0.24%
         231 * Payless ShoeSource, Inc. .......................           17,644
         482 * Reebok International, Ltd. .....................           12,339
         415   Stride Rite Corp. ..............................            3,125
          44 * Vans, Inc. .....................................              924
         446   Wolverine World Wide, Inc. .....................            6,561
                                                                  --------------
                                                                          40,593
                                                                  --------------
               FREIGHT - 0.27%
         507   Airborne, Inc. .................................            5,233
         193   AMCOL International Corp. ......................              685
         120   Cascade Natural Gas Corp. ......................            2,298
         145 * EGL, Inc. ......................................            3,607
         151 * Fedex Corp. ....................................            6,180
         184 * J.B. Hunt Transport Services....................            2,910
         166 * Kirby Corp. ....................................            3,345
         268   Overseas Shipholding Group......................            7,370
         634   Ryder System, Inc. .............................           13,003
                                                                  --------------
                                                                          44,631
                                                                  --------------

--------------------------------------------------------------------------------

 February 28, 2001                                              31
      SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FUNERAL SERVICES - 0.08%
       2,920 * Service Corp. International.....................   $       10,425
         978 * Stewart Enterprises, Inc. ......................            3,270
                                                                  --------------
                                                                          13,695
                                                                  --------------
               HARDWARE & TOOLS - 0.13%
         180   Barnes Group, Inc. .............................            3,474
          60   Lawson Products, Inc. ..........................            1,451
         619   Snap-on, Inc. ..................................           17,518
                                                                  --------------
                                                                          22,443
                                                                  --------------
               HEALTHCARE - 5.31%
         220 * AmeriPath, Inc. ................................            4,317
          42 * Apria Healthcare Group, Inc. ...................            1,033
          41   Cardinal Health, Inc. ..........................            4,162
       4,410   Cooper Companies, Inc. .........................          180,369
          10 * Diversa Corp. ..................................              153
         508 * Edwards Lifesciences Corp. .....................           10,643
          20 * Gentiva Health Services.........................              380
         857 * HCR Manor Care, Inc. ...........................           20,902
       1,103 * Health Net, Inc., Class A.......................           24,233
         244 * Henry Schein, Inc. .............................            6,969
       1,702 * Humana, Inc. ...................................           22,977
       2,447   Invacare Corp. .................................           88,948
          10 * Lynx Therapeutics, Inc. ........................              103
          10 * MAXIMUS, Inc. ..................................              351
         102 * Ocular Sciences, Inc. ..........................            1,760
         733   Omnicare, Inc. .................................           16,251
       1,306 * Pharmaceutical Product Development..............           72,728
          10 * Photogen Technologies, Inc. ....................               29
          93 * Praecis Pharmaceuticals, Inc. ..................            2,563
       1,940 * Province Healthcare Co. ........................           67,779
         764 * Quorum Health Group, Inc. ......................           12,749
         140 * Respironics, Inc. ..............................            3,518
          30 * Rightchoice Managed Care........................            1,212
      10,127 * Steris Corp. ...................................          189,375
         737 * Total Renal Care Holdings.......................           12,956
         772 * US Oncology, Inc. ..............................            8,106
       8,230 * Ventiv Health...................................          133,223
          58   Vital Signs, Inc. ..............................            2,271
                                                                  --------------
                                                                         890,060
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HEAVY DUTY TRUCKS/PARTS - 0.23%
         123   Bandag, Inc. ...................................   $        4,551
         446   Cummins Engine Co., Inc. .......................           16,480
         486   Federal Signal Corp. ...........................           10,765
         281 * Terex Corp. ....................................            5,184
         204   Wabash National Corp. ..........................            2,203
                                                                  --------------
                                                                          39,183
                                                                  --------------
               HOME BUILDERS - 1.51%
         623   Centex Corp. ...................................           25,642
       1,048   Clayton Homes, Inc. ............................           13,362
          80 * Crossmann Communities...........................            2,235
         531   D R Horton, Inc. ...............................           12,107
         179 * Del Webb Corp. .................................            5,173
         299 * Fairfield Communities, Inc. ....................            4,473
       5,022   KB Home.........................................          140,365
         250   M.D.C. Holdings, Inc. ..........................            8,927
          45 * NVR, Inc. ......................................            6,548
         190 * Palm Harbor Homes, Inc. ........................            3,515
         327   Pulte Corp. ....................................           11,232
         141   Ryland Group, Inc. .............................            5,681
         269   Standard Pacific Corp. .........................            6,456
         222 * Toll Brothers, Inc. ............................            7,939
                                                                  --------------
                                                                         253,655
                                                                  --------------
               HOSPITAL MANAGEMENT - 0.18%
       1,101 * Beverly Enterprises, Inc. ......................            8,466
         629 * Coventry Health Care, Inc. .....................           11,558
         103 * DVI, Inc. ......................................            1,710
          57 * Eclipsys Corp. .................................            1,204
         121 * Sunrise Assisted Living, Inc. ..................            2,874
         144 * Triad Hospitals, Inc. ..........................            4,707
                                                                  --------------
                                                                          30,519
                                                                  --------------
               HOSPITAL SUPPLIES - 0.13%
         105   Arrow International, Inc. ......................            3,839
         122 * CONMED Corp. ...................................            2,798
          40   Datascope Corp. ................................            1,388
          84   Diagnostic Products Corp. ......................            4,428
          56 * Isis Pharmaceuticals, Inc. .....................              609
         349   Owens & Minor, Inc. ............................            5,221
         756 * PSS World Medical, Inc. ........................            3,355
          10 * SonoSight, Inc. ................................              147
         102 * Theragenics Corp. ..............................              678
                                                                  --------------
                                                                          22,463
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 0.07%
          85   Bush Industries, Inc. ..........................   $        1,169
          97   Libbey, Inc. ...................................            3,070
         290   Tupperware Corp. ...............................            6,844
                                                                  --------------
                                                                          11,083
                                                                  --------------
               HUMAN RESOURCES - 0.08%
         183   Kelly Services, Inc., Class A...................            4,849
          20 * Kforce.com, Inc. ...............................               68
         694 * Modis Professional Services.....................            4,254
         480 * Spherion Corp. .................................            4,440
                                                                  --------------
                                                                          13,611
                                                                  --------------
               INFORMATION PROCESSING - 1.10%
          85 * CACI International..............................            2,316
          10 * CAIS Internet, Inc. ............................               11
      11,600 * Efunds Corp. ...................................          176,900
          10 * F.Y.I., Inc. ...................................              336
         126 * Fritz Companies, Inc. ..........................            1,410
         352 * High Speed Access Corp. ........................              473
         144 * Indus International, Inc. ......................              576
         143 * InfoUSA, Inc. Class B...........................              679
          30 * MCSi, Inc. .....................................              489
          10 * NetScout Systems, Inc. .........................               73
          10 * Netsolve, Inc. .................................               66
          30 * Network Commerce, Inc. .........................                8
         321 * Stamps.Com, Inc. ...............................              953
         104 * Systemax, Inc. .................................              219
          30 * Xybernaut Corp. ................................               69
                                                                  --------------
                                                                         184,578
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 1.02%
         138 * 24/7 Media, Inc. ...............................              111
          20 * Calico Commerce, Inc. ..........................               11
          10 * Centillium Communications.......................              288
          83 * Cerner Corp. ...................................            4,249
          30 * Ciber, Inc. ....................................              198
         100 * CoStar Group, Inc. .............................            1,788
          20 * Cybersource Corp. ..............................               60
          20 * Data Return Corp. ..............................               65
          10 * Detek Systems...................................               47
          20 * Digital Impact, Inc. ...........................               45
          40 * E-Medsoft.com...................................               44

--------------------------------------------------------------------------------

 32                                              February 28, 2001
      SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - Continued
          10 * Firepond, Inc. .................................   $           25
          64 * First Consulting Group, Inc. ...................              584
          40 * Ibeam Broadcasting Corp. .......................               53
          81 * J.D. Edwards & Co. .............................              840
          56 * Loudeye Technologies, Inc. .....................               75
         161 * Mail.Com, Inc. .................................              186
          10 * Matrixone, Inc. ................................              243
       8,350 * Multex.com, Inc. ...............................          161,781
          20 * New Era of Networks, Inc. ......................              148
          10 * Niku Corp. .....................................               61
          10 * Onvia.com.......................................                7
          69 * Opus360 Corp. ..................................               24
          10 * OTG Software, Inc. .............................              107
          10 * SERENA Software, Inc. ..........................              171
          10 * Via Networks, Inc. .............................               58
          10 * Viador, Inc. ...................................                8
                                                                  --------------
                                                                         171,277
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 0.78%
       7,250 * Artesyn Technologies, Inc. .....................          102,858
          41   CompX International, Inc. ......................              436
          20 * DDI Corp. ......................................              426
          10 * Electronics Boutique Holdings Co. ..............              210
          47 * Emachines, Inc. ................................               19
         220 * Hutchinson Technology, Inc. ....................            3,438
          20 * Integrated Circuit Systems......................              323
         590 * Iomega Corp. ...................................            2,142
         203 * MEMC Electronic Materials, Inc. ................            1,665
         120 * Micron Electronics, Inc. .......................              439
          10 * Pixelworks, Inc. ...............................              141
         178 * Quantum Corp. Hard Disk Drive...................            1,869
          70 * SBS Technologies, Inc. .........................            1,540
       2,035 * Silicon Graphics, Inc. .........................            9,422
       1,285 * Western Digitial Corp. .........................            5,294
                                                                  --------------
                                                                         130,222
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 0.11%
          41 * Agency.Com, Ltd. ...............................   $           88
          81 * Buy.com, Inc. ..................................               36
         180 * Cambridge Technology Partner....................              579
         266 * Computer Horizons Corp. ........................              998
          10 * Datastream Systems..............................              102
          10 * Digital Think, Inc. ............................               86
          10 * Espeed, Inc. ...................................              252
         372 * FutureLink Corp. ...............................              244
         241 * Global Payments, Inc. ..........................            4,579
         138 * GlobalNet Financial.com.........................              138
          10 * Gric Communications, Inc. ......................               19
         222 * IVillage, Inc. .................................              302
         302   National Data Corp. ............................            7,710
          41 * Netratings, Inc. ...............................              497
          30 * Netzero, Inc. ..................................               26
          63 * Organic, Inc. ..................................               43
         262 * Pegasus Solutions, Inc. ........................            2,767
          95 * Source Information Management Co. ..............              505
          10 * UPROAR, Ltd. ...................................               30
          10 * Verado Holdings, Inc., Class B..................                9
          10 * Vicinity Corp. .................................               25
                                                                  --------------
                                                                          19,035
                                                                  --------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 0.01%
         346 * 3DFX Interactive, Inc. .........................               76
         154 * Infogrames, Inc. ...............................            1,160
          77 * Interact Commerce Corp. ........................              606
          81 * Lightspan, Inc. ................................              175
          10 * MarketWatch.com, Inc. ..........................               50
          20 * Scientific Learning Corp. ......................               89
          10 * Switchboard, Inc. ..............................               54
                                                                  --------------
                                                                           2,210
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 0.68%
         126 * Advanced Digital Information Corp. .............            1,890
         200   Analysts International Corp. ...................            1,256
         216 * Anixter Internationall, Inc. ...................            4,622
          65 * Avant! Corp. ...................................            1,194

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               DATA SERVICES - Continued
          10 * Bell & Howell Co. ..............................   $          230
         471 * Borland Software Corp. .........................            3,797
         120 * Dot Hill Systems Corp. .........................              594
          10 * Fair Issac & Co., Inc. .........................              618
          60 * IDX Systems Corp. ..............................            1,170
         200 * JDA Software Group, Inc. .......................            2,600
          86 * NetManage, Inc. ................................              108
         384 * Paxar Corp. ....................................            4,320
          20 * Progress Software Corp. ........................              294
          80 * Sciquest.com, Inc. .............................              150
       1,021 * Storage Technology Corp. .......................           10,465
         376 * Structural Dynamic Research.....................            4,982
         286 * Technology Solutions Co. .......................              912
         122 * Transaction Systems Architects, Class A.........            1,144
          10 * VASCO Data Security International...............               65
          84 * Volt Information Sciences, Inc. ................            1,779
       1,600 * Zebra Technologies Corp., Class A...............           72,100
                                                                  --------------
                                                                         114,290
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 0.03%
         257 * Banyan Systems, Inc. ...........................            1,895
          30 * GoAmerica, Inc. ................................              134
         139 * Hypercom Corp. .................................              577
          20 * Metawave Communications Corp. ..................              221
          20 * Net2phone, Inc. ................................              205
          61 * Nucentrix Broadban Networks.....................              740
          30 * Savvis Communications Corp. ....................               33
          20 * Smartserv Online, Inc. .........................              151
         303 * Softnet Systems, Inc. ..........................              436
          75   Sorrento Networks...............................              975
          20 * Universal Access, Inc. .........................              145
          48 * VelocityHSI, Inc. ..............................               11
                                                                  --------------
                                                                           5,523
                                                                  --------------
               INSURANCE - CASUALTY - 0.32%
         114   Baldwin & Lyons, Inc., Class B..................            2,480
         267   Commerce Group, Inc. ...........................            7,957
         126   E.W. Blanch Holdings, Inc. .....................            1,048
         443   HCC Insurance Holdings, Inc. ...................           10,419

--------------------------------------------------------------------------------

 February 28, 2001                                              33
      SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - CASUALTY - Continued
         285   Mercury General Corp. ..........................   $        9,747
          44   Midland Co. ....................................            1,463
          64 * Philadelphia Consolidated Holding Co. ..........            1,968
         142 * PICO Holdings, Inc. ............................            1,837
         183   Pma Capital Corp. ..............................            3,122
          83   RLI Corp. ......................................            3,486
         263   Selective Insurance Group, Inc. ................            5,720
         126   State Auto Financial Corp. .....................            1,977
         116 * Stewart Information Services....................            2,123
                                                                  --------------
                                                                          53,347
                                                                  --------------
               INSURANCE - LIFE - 0.20%
          77   Kansas City Life Insurance Co. .................            3,042
          20 * National Western Life Insurance Co., Class A....            2,135
         212   Presidential Life Corp. ........................            3,286
         343   StanCorp Financial Group, Inc. .................           13,411
         403 * UICI............................................            3,305
         185   W. R. Berkley Corp. ............................            7,897
                                                                  --------------
                                                                          33,076
                                                                  --------------
               INSURANCE - MISCELLANEOUS - 0.35%
         245   Crawford & Co., Class B.........................            2,915
         579   Fidelity National Financial.....................           17,926
         616   Fremont General Corp. ..........................            2,218
         392   Gallagher, Arthur J & Co. ......................           10,008
         142   Harleysville Group, Inc. .......................            3,532
         175   Liberty Corp. ..................................            6,643
         225 * Mid Atlantic Medical Services, Inc. ............            4,424
         637   Ohio Casualty Corp. ............................            5,713
         101   SCPIE Holdings, Inc. ...........................            2,649
         100   Zenith National Insurance Corp. ................            2,730
                                                                  --------------
                                                                          58,758
                                                                  --------------
               INSURANCE - MULTILINE - 0.38%
         413   Alfa Corp. .....................................            8,078
          46 * Alleghany, Corp. ...............................            9,320
         106   American National Insurance Co. ................            7,740
         185   Argonaut Group, Inc. ...........................            3,211
         180   CNA Surety Corp. ...............................            2,396
         161   Delphi Financial Group, Inc., Class A...........            5,529
         114   FBL Financial Group, Inc., Class A..............            1,704

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - MULTILINE - Continued
          79   Great American Financial Resources, Inc. .......   $        1,499
         432   Horace Mann Educators Corp. ....................            7,180
         104   LandAmerica Financial Group.....................            3,734
          59 * Markel Corp. ...................................           10,605
         192 * Medical Assurance, Inc. ........................            2,957
                                                                  --------------
                                                                          63,953
                                                                  --------------
               LEISURE TIME - 1.34%
          20 * American Classic Voyages Co. ...................              324
          86 * Anchor Gaming...................................            4,209
       5,950 * Bally Total Fitness Holding Corp. ..............          187,425
         406 * Boyd Gaming Corp. ..............................            1,425
         149   Callaway Golf Co. ..............................            3,583
          84 * Cheap Tickets, Inc. ............................              809
         117   Churchill Downs, Inc. ..........................            3,203
         261 * Dollar Thrifty Automotive.......................            5,207
         275 * Handleman Co. ..................................            2,505
          71 * JAKKS Pacific, Inc. ............................              919
          40 * Pinnacle Entertainment, Inc. ...................              430
          40   Polaris Industries, Inc. .......................            1,872
          44 * Scotts Co. .....................................            1,815
          20 * Speedway Motorsports............................              471
          62 * Travelocity.co, Inc. ...........................            1,380
         145 * Vail Resorts, Inc. .............................            3,132
         145   Winnebago Industries, Inc. .....................            2,465
         214 * WMS Industries, Inc. ...........................            3,942
                                                                  --------------
                                                                         225,116
                                                                  --------------
               LODGING - 0.27%
         101   Deltic Timber Corp. ............................            2,270
         652 * Extended Stay America, Inc. ....................            9,650
         231   Marcus Corp. ...................................            3,511
         372   Meristar Hospitality Corp. .....................            7,477
         171 * NS Group, Inc. .................................            1,828
         484 * Prime Hospitality Corp. ........................            6,171
         347 * Sodexho Marriott Hotel..........................           10,132
       1,599 * Wyndham International, Inc. ....................            3,374
                                                                  --------------
                                                                          44,413
                                                                  --------------
               MACHINE TOOLS - 0.04%
         355   Milacron, Inc. .................................            7,050
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MACHINERY - AGRICULTURE - 0.08%
         634   AGCO Corp. .....................................   $        7,482
          20   Lindsay Manufacturing Co. ......................              419
         121   Toro Co. .......................................            5,372
                                                                  --------------
                                                                          13,273
                                                                  --------------
               MACHINERY - CONSTRUCTION &
               CONTRACTS - 0.36%
          20 * Astec Industries, Inc. .........................              266
         120 * CDI Corp. ......................................            1,742
         138   Columbus McKinnon Corp. ........................            1,087
         409   Foster Wheeler Corp. ...........................            5,256
         203   Granite Construction, Inc. .....................            6,719
         242 * Jacobs Engineering Group, Inc. .................           13,615
         232   Kaman Corp., Class A............................            3,770
         521   Lennar Corp. ...................................           18,496
         381 * Nationsrent, Inc. ..............................              545
         207   Sauer-Danfoss, Inc. ............................            2,045
         209 * United Rentals, Inc. ...........................            3,576
         347 * Washington Group International..................            3,220
                                                                  --------------
                                                                          60,337
                                                                  --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 2.19%
         287   AAR Corp. ......................................            3,902
          32 * Actuant Corp., Class A..........................              473
         185 * Albany International Corp., Class A.............            3,349
         210   Applied Industrial Tech., Inc. .................            3,833
         250   Baldor Electric Co. ............................            5,250
          20 * Blount International, Inc. .....................              143
         148   Briggs & Stratton Corp. ........................            5,855
         185   Burlington Coat Factory Warehouse Corp. ........            3,617
         195   Exide Corp. ....................................            1,782
       5,904 * Flowserve Corp. ................................          123,984
         141 * Gardner Denver, Inc. ...........................            2,716
         228   Hughes Supply, Inc. ............................            4,001
         239   IDEX Corp. .....................................            7,631
         178 * Ionics, Inc. ...................................            4,603
         426   JLG Industries, Inc. ...........................            5,538
          50 * Kulicke & Soffa Industries......................              575
         370   Lincoln Electric Holdings, Inc. ................            7,678
          66   Manitowoc Co., Inc. ............................            1,861

--------------------------------------------------------------------------------

 34                                              February 28, 2001
      SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - Continued
         186   Nordson Corp. ..................................   $        5,196
         224   Regal-Beloit Corp. .............................            4,077
          83   Robbins & Myers, Inc. ..........................            2,104
       2,732 * Seacor Smit, Inc. ..............................          130,726
         119 * Speedfam-ipec, Inc. ............................              907
         139 * SPS Technologies, Inc. .........................            6,978
         302   Stewart & Stevenson Services....................            7,777
         167   Tecumseh Products Co., Class A..................            8,413
          65   Tennant Co. ....................................            2,792
         520   Timken Co. .....................................            8,320
         180   Watts Industries, Inc., Class A.................            2,646
                                                                  --------------
                                                                         366,727
                                                                  --------------
               MEDICAL TECHNOLOGY - 0.12%
          10 * Aclara Biosciences, Inc. .......................               53
          10 * ATS Medica, Inc. ...............................              108
          20 * Aviron..........................................              839
          84 * Bio-Rad Laboratories, Inc., Class A.............            2,944
         362 * Cell Genesys, Inc. .............................            5,815
          30 * Cerus Corp. ....................................            1,738
          10 * CryoLife, Inc. .................................              275
          10 * Exelixis, Inc. .................................              108
          10 * Gliatech, Inc. .................................               28
          97 * Haemonetics Corp. ..............................            2,811
          10 * Intermune Pharmaceuticals.......................              283
          10 * Lexicon Genetics, Inc. .........................               93
          10 * Luminex Corp. ..................................              308
          10 * Nexell Therapeutics, Inc. ......................               29
          10 * Oratec Interventions, Inc. .....................               68
          10 * Orchid Biosciences, Inc. .......................               73
          40 * Packard Bioscience Co. .........................              430
          10 * Paradigm Genetics, Inc. ........................               55
          75 * Peregrine Pharmaceuticals, Inc. ................              103
         145 * Res-Care, Inc. .................................              997
          20 * Sequenom, Inc. .................................              225
          10 * Sonic Innovations, Inc. ........................               74
          20 * Targeted Genetics Corp. ........................               86
          20 * Transkaryotic Therapies, Inc. ..................              333
         107 * West Pharmaceutical Services....................            2,686
                                                                  --------------
                                                                          20,562
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISE - DRUG - 0.89%
          44 * Allos Therapeutics, Inc. .......................   $          294
       3,900 * Duane Reade, Inc. ..............................          133,770
         319   Longs Drug Stores Corp. ........................            8,900
         656 * Perrigo Co. ....................................            6,642
                                                                  --------------
                                                                         149,606
                                                                  --------------
               MERCHANDISE - SPECIALTY - 2.10%
          10   Advanced Marketing Services, Inc. ..............              200
         681   American Greetings Corp., Class A...............            8,893
         310 * Ames Department Stores, Inc. ...................            1,201
         189   Arctic Cat, Inc. ...............................            2,705
         256 * Avid Technology, Inc. ..........................            4,304
         425 * Barnes & Noble, Inc. ...........................           11,475
          82 * Barnesandnoble.com, Inc. .......................              113
         401   Caseys General Stores, Inc. ....................            4,937
         270   Cash America International......................            1,715
         144 * Central Garden & Pet Co. .......................            1,116
       1,003 * Charming Shoppes, Inc. .........................            6,394
          30 * Expedia, Inc., Class A..........................              469
         100   Hancock Holding Co. ............................            3,838
       1,552   Ikon Office Solutions, Inc. ....................            6,953
         149 * International Specialty Products, Inc. .........            1,132
       3,962 * Michaels Stores, Inc. ..........................          129,756
         476 * Nu Skin Asia Pacific, Inc., Class A.............            3,903
       1,203 * OfficeMax, Inc. ................................            3,681
         675 * Petsmart, Inc. .................................            2,363
          58 * Rent-Way, Inc. .................................              331
         105   Russ Berrie and Co., Inc. ......................            2,730
         199 * Seitel, Inc. ...................................            3,721
          40 * Sitel Corp. ....................................              136
         206 * Sotheby's Holdings, Inc., Class A...............            5,208
         122   South Jersey Industries, Inc. ..................            3,904
         117   Spiegel, Inc., Class A..........................              848
          82 * SportsLine.com, Inc. ...........................              502
         206   Sturm, Ruger & Co., Inc. .......................            2,091
         226 * Twinlab Corp. ..................................              509
       5,173 * United Stationers, Inc. ........................          129,648
          10 * Whitehall Jewellers.............................               84
         211 * Zale Corp. .....................................            6,638
                                                                  --------------
                                                                         351,498
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - DEPARTMENT - 0.91%
          20   Blyth, Inc. ....................................   $          467
         734 * Borders Group, Inc. ............................           11,634
         899   Dillards, Inc., Class A.........................           16,901
         394 * Neiman Marcus Group, Inc., Class A..............           14,342
       8,212   Pier 1 Imports, Inc. ...........................          106,756
         229 * Stein Mart, Inc. ...............................            2,190
                                                                  --------------
                                                                         152,290
                                                                  --------------
               MERCHANDISING - FOOD - 0.27%
          40 * CEC Entertainment, Inc. ........................            1,599
          10   Farmer Bros. Co. ...............................            2,240
         424   Fleming Companies, Inc. ........................           10,473
         184 * Great Atlantic & Pacific Tea Co. ...............            1,757
         218   IHOP Corp. .....................................            4,467
         104   Ingles Markets, Inc., Class A...................            1,125
         324   Ruddick Corp. ..................................            4,244
         125 * Smart & Final, Inc. ............................            1,336
         580 * Smithfield Foods, Inc. .........................           17,058
          20 * Whole Foods Market, Inc. .......................              863
                                                                  --------------
                                                                          45,162
                                                                  --------------
               MERCHANDISING - MASS - 0.12%
          10 * Pricesmart, Inc. ...............................              324
         301 * ShopKo Stores, Inc. ............................            2,920
       1,469 * Venator Group, Inc. ............................           16,174
                                                                  --------------
                                                                          19,418
                                                                  --------------
               METALS - ALUMINUM - 0.03%
         127   Century Aluminum Co. ...........................            1,738
         309   Kaiser Aluminum Corp. ..........................            1,097
         107   Tredegar Corp. .................................            1,953
                                                                  --------------
                                                                           4,788
                                                                  --------------
               METALS - COPPER - 0.03%
         268   Southern Peru Copper Corp. .....................            3,886
          85   Wolverine Tube, Inc. ...........................            1,097
                                                                  --------------
                                                                           4,983
                                                                  --------------
               METALS - MISCELLANEOUS - 0.28%
         179   Brush Engineered Materials......................            3,768
         137   Commercial Metals Co. ..........................            3,503
         325   Kennametal, Inc. ...............................           10,124
          46   Penn Enginerring & Manufacturing Corp. .........            1,845
         526   Precision Castparts Corp. ......................           20,277
         202 * RTI International Metals, Inc. .................            3,252
         322 * Steel Dynamics, Inc. ...........................            4,005
                                                                  --------------
                                                                          46,774
                                                                  --------------

--------------------------------------------------------------------------------

 February 28, 2001                                              35
      SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               METALS - STEEL - 0.37%
         872   AK Steel Holding Corp. .........................   $        8,309
       1,407 * Bethlehem Steel Corp. ..........................            3,193
         200   Carpenter Technology Corp. .....................            5,540
         108   Cleveland-Cliffs, Inc. .........................            1,939
          78   Gibraltar Steel Corp. ..........................            1,146
         427   Harsco Corp. ...................................           11,785
         227   Metals USA, Inc. ...............................              704
         338 * Mueller Industries, Inc. .......................           10,275
         220 * National Steel Corp., Class B...................              440
         148   Quanex Corp. ...................................            2,664
         180   Reliance Steel & Aluminium Co. .................            4,608
         244   Ryerson Tull, Inc. .............................            2,533
          40   Valmont Industries, Inc. .......................              733
         332 * Weirton Steel Corp. ............................              359
         745   Worthington Industries, Inc. ...................            7,338
                                                                  --------------
                                                                          61,566
                                                                  --------------
               MISCELLANEOUS - 0.16%
          87 * AMERCO, Inc. ...................................            1,827
          56 * Bacou U.S.A., Inc. .............................            1,420
         228 * Drugstore.com, Inc. ............................              299
          86 * Key3Media Group, Inc. ..........................            1,039
         221 * MP3.com, Inc. ..................................              663
         236 * Navigant Consulting Co. ........................            1,369
         207 * Protection One, Inc. ...........................              199
         225   Regis Corp. ....................................            3,347
         858   USEC, Inc. .....................................            5,405
          82   Valhi, Inc. ....................................              860
          20 * Ventro Corp. ...................................               25
          68 * Veritas DGC, Inc. ..............................            2,050
         223   Wabtec..........................................            3,122
         172 * Women.com Networks, Inc. .......................               59
          86   Woodward Governor Co. ..........................            4,811
                                                                  --------------
                                                                          26,495
                                                                  --------------
               MOBILE HOMES - 0.10%
         507 * Champion Enterprises, Inc. .....................            2,789
         146   Coachmen Industries, Inc. ......................            1,635
         351   Fleetwood Enterprises, Inc. ....................            4,230
          85   McGrath Rentcorp................................            1,652
         165 * Monaco Coach Corp. .............................            3,303
          30   Skyline Corp. ..................................              734
          78   Thor Industries, Inc. ..........................            1,924
                                                                  --------------
                                                                          16,267
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MULTIMEDIA - 0.79%
       3,683   Meredith Corp. .................................   $      132,367
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.30%
         402   Atmos Energy Corp. .............................            9,367
         203   Laclede Gas Co. ................................            4,842
         186   New Jersey Resources Corp. .....................            7,116
         339 * Southern Union Co. .............................            7,373
         340   Southwest Gas Corp. ............................            7,106
         288   UGI Corp. ......................................            7,047
          40 * Universal Compression Holdings..................            1,400
         210   Western Gas Resources, Inc. ....................            5,334
                                                                  --------------
                                                                          49,585
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.14%
         162 * Belco Oil and Gas Corp. ........................            1,636
         239   Cross Timbers Oil Co. ..........................            5,896
         836   Pennzoil-Quaker State Co. ......................           11,654
         333 * Tesoro Petroleum Corp. .........................            4,209
                                                                  --------------
                                                                          23,395
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 0.98%
          20 * Barrett Resources Corp. ........................              886
          30 * Gulf Island Fabrication, Inc. ..................              533
          71 * Key Production Company, Inc. ...................            1,498
       3,300 * Lone Star Technologies, Inc. ...................          146,817
         826 * Parker Drilling Co. ............................            5,080
         124   RPC.............................................            1,581
         188   SEMCO Energy, Inc. .............................            2,703
         283 * TransMontaigne, Inc. ...........................            1,041
         262 * Trico Marine Services, Inc. ....................            3,848
                                                                  --------------
                                                                         163,987
                                                                  --------------
               OIL - SERVICES - 0.82%
         361 * Friede Goldman Halter, Inc. ....................              979
          40 * Horizon Offshore, Inc. .........................              840
       3,575 * Marine Drilling Companies, Inc. ................          104,211
         166 * McMoRan Exploration Co. ........................            2,390
         204 * Oceaneering International, Inc. ................            4,202
         225 * Offshore Logistics, Inc. .......................            5,513
         200 * Pure Resources, Inc. ...........................            4,180
         463 * Unova, Inc. ....................................            2,056
         407   York International Corp. .......................           13,024
                                                                  --------------
                                                                         137,395
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL/GAS PRODUCERS - 1.39%
          10   Berry Petroleum Co., Class A....................   $          129
         310 * Brown, Tom, Inc. ...............................           10,365
         179   Cabot Oil & Gas Corp., Class A..................            4,851
          41 * Callon Petroleum Co. ...........................              439
         235 * Comstock Resources, Inc. .......................            2,350
          62 * Denbury Resources, Inc. ........................              628
         274 * EEX Corp. ......................................            1,118
          54 * Evergree Resources, Inc. .......................            1,704
         176 * Forest Oil Corp. ...............................            5,685
         409 * Input/Output, Inc. .............................            4,307
          20 * Louis Dreyfus Natural Gas Corp. ................              723
         120   Midcoast Energy Resources, Inc. ................            2,910
       2,250 * Newfield Exploration Co. .......................           78,795
         163 * Nuevo Energy Co. ...............................            2,755
         151   Patina Oil & Gas Corp. .........................            3,352
          30   Penn Virginia Corp. ............................              960
       1,082 * Pioneer Natural Resources Corp. ................           18,232
          40 * Prize Energy Corp. .............................              818
          10 * Spinnaker Exploration Co. ......................              380
          30 * Stone Energy Corp. .............................            1,620
       2,600 * Swift Energy Co. ...............................           83,720
         127 * Unit Corp. .....................................            2,318
         262   Vintage Petroleum, Inc. ........................            5,106
                                                                  --------------
                                                                         233,265
                                                                  --------------
               PAPER/FOREST PRODUCTS - 0.39%
         185 * Buckeye Technologies, Inc. .....................            2,278
         280   Caraustar Industries, Inc. .....................            2,520
         280   Glatfelter, P.H. Co. ...........................            3,357
         551   Longview Fibre Co. .............................            6,992
       1,107   Louisiana Pacific Corp. ........................           11,712
         149   Pope & Talbot, Inc. ............................            2,064
         306   Potlatch Corp. .................................            9,823
         289   Rayonier, Inc. .................................           12,150
         150   Schweitzer-Mauduit, Inc. .......................            3,180
         140   Standard Register Co. ..........................            2,387
          44 * Thermo Fibertek, Inc. ..........................              172
         119   Universal Forest Products, Inc. ................            1,711
         550   Wausau-Mosinee Paper Corp. .....................            6,237
                                                                  --------------
                                                                          64,583
                                                                  --------------

--------------------------------------------------------------------------------

 36                                              February 28, 2001
      SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PHOTOGRAPHY - 0.04%
          30   CPI Corp. ......................................   $          637
          20 * Photronics, Inc. ...............................              630
         484   Polaroid Corp. .................................            2,420
         102 * Ultratech Stepper, Inc. ........................            2,480
                                                                  --------------
                                                                           6,167
                                                                  --------------
               POLLUTION CONTROL - 0.06%
         366   Calgon Carbon Corp. ............................            2,525
          60 * Cuno, Inc. .....................................            1,583
         101   Mine Safety Appliances Co. .....................            2,464
          44 * Newpark Resources, Inc. ........................              350
         140 * URS Corp. ......................................            2,779
                                                                  --------------
                                                                           9,701
                                                                  --------------
               PROFESSIONAL SPORTS - 0.00%
          10 * Championship Auto Racing Teams..................              158
                                                                  --------------
               PUBLISHING - NEWS - 0.15%
         389   Hollinger International, Inc. ..................            6,341
         100   Lee Enterprises, Inc. ..........................            3,162
         202   Media General, Inc., Class A....................           10,140
         227 * Network Equipment Technologies..................            1,090
          87   Pulitzer, Inc. .................................            4,489
                                                                  --------------
                                                                          25,222
                                                                  --------------
               PUBLISHING/PRINTING - 0.32%
         257   Banta Corp. ....................................            6,709
         352   Bowne & Co., Inc. ..............................            3,643
         285   Harland, John H. Co. ...........................            5,130
         125   Houghton Mifflin Co. ...........................            5,310
         477 * Journal Register Co. ...........................            7,751
         201   McClatchy Co., Class A..........................            8,372
         128   New England Business Service....................            2,605
          62 * R.H. Donnelley Corp. ...........................            1,699
         122 * Scholastic Corp. ...............................            5,216
          30 * ValueVision International, Class A..............              458
         404   Wallace Computer Services, Inc. ................            7,199
                                                                  --------------
                                                                          54,092
                                                                  --------------
               RAILROAD - 0.05%
         499 * Wisconsin Central Transport.....................            7,922
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               REAL ESTATE - 0.21%
         409 * Catellus Development Corp. .....................   $        7,370
         221 * CB Richard Ellis Services, Inc. ................            3,423
          60   Cousins Properties, Inc. .......................            1,553
         162   Entertainment Properties Trust..................            2,244
         123   Forest City Enterprises, Inc., Class A..........            5,183
         198 * Insignia Financial Group, Inc. .................            2,584
         241   LNR Property Corp. .............................            6,772
         238   SL Green Realty Corp. ..........................            6,683
                                                                  --------------
                                                                          35,812
                                                                  --------------
               REAL ESTATE INVESTMENT TRUSTS - 5.37%
         129   Alexandria Real Estate Equities.................            4,897
         867   Allied Capital Corp. ...........................           20,699
         187   American Industrial Properties..................            2,325
         159   Amli Residential Properties.....................            3,465
         633   Arden Realty, Inc. .............................           15,097
         191   Bedford Prpty Investors, Inc. ..................            3,795
         183   Boykin Lodging Co. .............................            2,031
         484   BRE Properties, Inc., Class A...................           14,172
       4,665   Brandywine Realty Trust.........................           88,635
         346   Burnham Pacific Properties......................            1,765
         431   Cabot Industrial Trust..........................            8,642
         408   Camden Property Trust...........................           13,064
         223   Capital Automotive..............................            3,164
         168   Capstead Mortgage Corp. ........................            2,152
       6,465   CBL & Associates Properties.....................          172,616
         223   CenterPoint Properties Corp. ...................           10,269
         201   Chateau Communities, Inc. ......................            6,219
         162   Chelsea Property Group, Inc. ...................            6,695
         219   Colonial Properties Trust.......................            5,871
         325   Commercial Net Lease Realty.....................            3,656
         413   Cornerstone Realty Income.......................            4,531
       1,694 * Corrections Corp. of America....................            1,660
         151 * Crestline Capital Corp. ........................            3,873
         584   Developers Diversified Realty...................            7,972
         165   EastGroup Properties, Inc. .....................            3,647
         390   Equity Inns, Inc. ..............................            2,976
         198   Essex Property Trust, Inc. .....................            9,930
         346   Federal Realty Investment Trust.................            6,851
         487   Felcor Lodging Trust, Inc. .....................           11,591
         411   First Industrial Realty Trust...................           13,501
          94   First Washington Realty Trust...................            2,437

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS - Continued
         607   Franchise Finance Corp. ........................   $       13,615
         252   Gables Residential Trust........................            6,880
         310   Glenborough Realty Trust, Inc. .................            5,710
         249   Glimcher Realty Trust...........................            3,660
         179   Great Lakes REIT, Inc. .........................            2,989
         472   Health Care Property Investors..................           14,778
         305   Health Care REIT, Inc. .........................            5,819
         428   Healthcare Realty Trust, Inc. ..................            9,506
         624   Highwoods Properties, Inc. .....................           15,538
       3,429   Home Properties of NY, Inc. ....................           92,412
         535   Hospitality Properties Trust....................           13,883
       1,408   HRPT Properties Trust...........................           11,419
         719 * Indymac Mortgage Holdings, Inc. ................           18,989
         369   Innkeepers USA Trust............................            4,063
         333   IRT Property Co. ...............................            2,997
         354   JDN Realty Corp. ...............................            4,478
         285 * Jones Lang Lasalle, Inc. .......................            4,019
         127   JP Realty, Inc. ................................            2,374
         283   Kilroy Realty Corp. ............................            7,468
         285   Koger Equity, Inc. .............................            4,395
         118   LaSalle Hotel Properties........................            1,894
         183   Lexington Corp. Properties......................            2,361
         331   Macerich Co. ...................................            6,865
          67   Manufactured Home Communities...................            1,849
       1,525 * Meditrust.......................................            5,566
         186   Mid-America Apartment Communities...............            4,055
         143   National Golf Properties, Inc. .................            3,172
         263 * National Health Investors, Inc. ................            2,393
         492   Nationwide Health Properties....................            7,267
         937   New Plan Excel Realty Trust.....................           14,205
         200   Pacific Gulf Properties, Inc. ..................            1,310
         206   Pan Pacific Retail Properties...................            4,633
         104   Parkway Properties, Inc. .......................            3,026
         137   Pennsylvania Real Estate Investment.............            2,939
         386   Prentiss Properties Trust.......................            9,534
         102   Prime Group Realty Trust........................            1,426
         247   PS Business Parks, Inc. ........................            6,731
         285   Realty Income Corp. ............................            7,182
         592   Reckson Assoc Realty Corp. .....................           13,794
         328   Regency Centers Corp. ..........................            7,856

--------------------------------------------------------------------------------

 February 28, 2001                                              37
      SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS - Continued
         263   RFS Hotel Investors, Inc. ......................   $        3,682
         104   Saul Centers, Inc. .............................            1,924
         336 * Security Capital Group, Inc. ...................            6,962
         125   Senior Housing Prop Trust.......................            1,291
         319   Shurgard Storage Centers, Inc., Class A.........            7,985
         126   Sovran Self Storage, Inc. ......................            2,783
         291   Storage USA, Inc. ..............................            8,672
         265   Summit Properties, Inc. ........................            6,206
         185   Sun Communities, Inc. ..........................            5,939
         356   Taubman Centers, Inc. ..........................            4,112
         263 * Trammell Crow Co. ..............................            3,248
       1,101   United Dominion Realty Trust....................           13,278
         264   Washington Real Estate Investment...............            5,808
         286   Weingarten Realty Investors.....................           12,009
         307   Westfield America, Inc. ........................            5,075
                                                                  --------------
                                                                         900,222
                                                                  --------------
               RESTAURANTS - 1.07%
       4,459   Applebees International, Inc. ..................          136,557
         369   Bob Evans Farms, Inc. ..........................            7,380
          10 * Buca, Inc. .....................................              199
         599   CBRL Group, Inc. ...............................           11,344
          20 * Jack in the Box, Inc. ..........................              596
          30 * Krispy Kreme Doughnuts, Inc. ...................            2,154
         214   Landry's Seafood Restaurants....................            2,527
         263   Lone Star Steakhouse & Saloon...................            2,416
         242   Luby's, Inc. ...................................            1,658
          70 * NPC International, Inc. ........................              722
          93 * O'Charley's, Inc. ..............................            1,674
          20 * Papa Johns International, Inc. .................              478
          40 * RARE Hospitality International..................            1,163
         126   Ruby Tuesday, Inc. .............................            2,142
         337 * Ryan's Family Steak Houses......................            3,391
         250 * The Steak n Shake Co. ..........................            2,200
          66 * Triarc Companies, Inc., Class A.................            1,750
                                                                  --------------
                                                                         178,351
                                                                  --------------
               SAVINGS & LOAN - 3.75%
       9,397   American Financial Holdings, Inc. ..............          196,161
          75   Andover Bancorp.................................            2,625
         481   Astoria Financial Corp. ........................           26,305
         303 * Bay View Capital Corp. .........................            1,909

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SAVINGS & LOAN - Continued
         141   Brookline Bancorp, Inc. ........................   $        1,974
         342   Capitol Federal Financial.......................            5,451
         125   Dime Community Bancshares.......................            3,313
         225   Downey Financial Corp. .........................            9,686
          98   F&M Bancorp/Frederick...........................            2,228
         143   First Financial Holdings, Inc. .................            2,994
         101   First Indiana Corp. ............................            2,340
         356   First Sentinel Bancorp, Inc. ...................            3,916
       5,134 * FirstFed Financial Corp. .......................          150,426
         249   MAF Bancorp, Inc. ..............................            6,567
         200   New York Community Bancorp, Inc. ...............            7,838
         159   Northwest Bancorp, Inc. ........................            1,441
         125   OceanFirst Financial Corp. .....................            2,680
         290   Peoples Bank of Bridgeport Connecticut..........            7,703
         287   Provident Bankshares Corp. .....................            6,852
         269   Seacoast Financial Services Co. ................            4,035
         390   Staten Island Bancorp, Inc. ....................            9,692
         354   United Community Financial Co. .................            2,412
       5,643   Washington Federal, Inc. .......................          146,710
         451   Washington Mutual, Inc. ........................           23,168
                                                                  --------------
                                                                         628,426
                                                                  --------------
               SCHOOLS - 0.07%
          10 * Career Education Corp. .........................              456
         138 * Edison Schools, Inc. ...........................            3,968
         105 * School Specialty, Inc. .........................            2,317
         262 * Sylvan Learning Systems, Inc. ..................            5,469
                                                                  --------------
                                                                          12,210
                                                                  --------------

               SECURITIES RELATED - 0.24%
         288   Enhance Financial Services......................            3,873
         229 * LaBranche & Co. Inc. ...........................            9,939
         144   Liberty Financial Companies.....................            6,506
         230   Morgan Keegan, Inc. ............................            6,176
         424   Raymond James Financial, Inc. ..................           14,034
                                                                  --------------
                                                                          40,528
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.00%
          20 * Therma-Wave, Inc. ..............................              219
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTORS - 0.75%
       5,400 * Actel Corp. ....................................   $      109,349
         471 * C-Cube Microsystems, Inc. ......................            3,812
          63 * Cirrus Logic, Inc. .............................            1,134
          20 * Electroglas, Inc. ..............................              294
          20 * ESS Technology, Inc. ...........................              135
         101 * FSI International, Inc. ........................              827
          10 * IXYS Corp. .....................................              128
          10 * Microsemi Corp. ................................              281
          10 * NETsilicon, Inc. ...............................               49
         331 * Silicon Valley Group, Inc. .....................            8,834
          20 * White Electronic Designs Corp. .................              134
                                                                  --------------
                                                                         124,977
                                                                  --------------
               TELECOMMUNICATIONS - 0.69%
         179   ABM Industries, Inc. ...........................            5,781
          10 * AirGate PCS, Inc. ..............................              441
          10 * Airnet Communications Corp. ....................               26
          30 * Alamosa Holdings, Inc. .........................              315
         105 * Alaska Comm. Sys. Hldgs., Inc. .................              715
         574 * Allied Riser Commun. Corp. .....................            1,381
         139 * American Telesource International, Inc. ........               85
          10 * Aperian, Inc. ..................................               16
         321 * Arch Wireless, Inc. ............................              281
          20 * AVT Corp. ......................................              103
          20 * Centennial Cellular Corp. ......................              389
          40 * CTC Communication...............................              330
          60 * Cypress Communications, Inc. ...................               58
          20 * Deltathree, Inc. ...............................               34
         134 * E. Spire Communication, Inc. ...................               88
          20 * Fibernet Telecom Group, Inc. ...................               81
         457 * General Communication, Inc. ....................            3,685
         633 * Glenayre Technologies, Inc. ....................            2,156
          56 * Golden Telecom, Inc. ...........................              504
          79   Hickory Tech Corp. .............................            1,343
          20 * Illuinet Holdings, Inc. ........................              518
         121 * Intermedia Communications, Inc. ................            1,913
          30   Inter-Tel, Inc. ................................              291
          65 * Lodgenet Entertainment Corp. ...................              967
       5,700 * MasTec, Inc. ...................................           85,386
         141 * Mediacom Communications Corp. ..................            2,635
         104 * Medicalogic/Medscape, Inc. .....................              267
          56 * Metricom, Inc. .................................              256

--------------------------------------------------------------------------------

 38                                              February 28, 2001
      SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TELECOMMUNICATIONS - Continued
         182 * Metrocall, Inc. ................................   $           97
          81 * Motient Corp. ..................................              299
          30 * Net2000 Communications, Inc. ...................               79
          98   North Pittsburgh Systems........................            1,066
          42 * Pac-West Telecomm, Inc. ........................              180
          20 * Quokka Sports, Inc. ............................                3
          20 * Superconductor Technologies.....................              133
         100 * Superior Telecom, Inc. .........................              445
          40 * Symmetricom, Inc. ..............................              573
          10 * Telaxis Communications Corp. ...................               16
          41 * Teligent, Inc. .................................               59
          20 * Telocity, Inc. .................................               42
         122 * Viatel, Inc. ...................................              244
          10 * Vyyo, Inc. .....................................               77
         117 * Weblink Wireless, Inc. .........................               73
         347 * World Access, Inc. .............................              412
         375 * Worldpages.com, Inc. ...........................            1,410
                                                                  --------------
                                                                         115,253
                                                                  --------------
               TEXTILE - PRODUCTS - 1.00%
         203   G & K Services, Inc., Class A...................            4,225
         402 * Mohawk Industries, Inc. ........................           12,040
         288   Russell Corp. ..................................            5,472
         140   Springs Industries, Inc., Class A...............            6,245
         569 * Unifi, Inc. ....................................            3,926
       7,692   Wellman, Inc. ..................................          135,072
          60   WestPoint Stevens, Inc., Class A................              505
                                                                  --------------
                                                                         167,485
                                                                  --------------
               TOBACCO - 0.08%
         294   Universal Corp. ................................           11,101
         109   Vector Group, Ltd. .............................            2,284
                                                                  --------------
                                                                          13,385
                                                                  --------------
               TRUCKERS - 0.38%
         221   Arnold Industries, Inc. ........................            3,674
         514   CNF, Inc. ......................................           17,754
         140 * Heartland Express, Inc. ........................            3,500
          10 * Knight Transportation, Inc. ....................              229
          10 * Landstar System, Inc. ..........................              666
          88 * M.S. Carriers, Inc. ............................            2,588
         128   Roadway Express, Inc. ..........................            3,304
         363 * Swift Transportation Co., Inc. .................            6,284
         285   USFreightways Corp. ............................            9,084

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TRUCKERS - Continued
         302   Werner Enterprises, Inc. .......................   $        5,040
         126 * Xtra Corp. .....................................            6,011
         257 * Yellow Corp. ...................................            5,092
                                                                  --------------
                                                                          63,226
                                                                  --------------
               TRUCKING & LEASING - 0.02%
         165 * Arkansas Best Corp. ............................            2,764
                                                                  --------------
               UTILITIES - COMMUNICATION - 0.01%
          41 * Commonwealth Telephone Enterprises, Inc. .......            1,394
                                                                  --------------
               UTILITIES - ELECTRIC - 3.44%
         792   Allete..........................................           18,611
         168   Black Hills Corp. ..............................            6,613
         242   Cleco Corp. ....................................           10,984
         942   Conectiv, Inc. .................................           21,007
         578 * El Paso Electric Co. ...........................            7,370
         185   Empire District Electric Co. ...................            3,717
         346   Hawaiian Electric Industries, Inc. .............           12,716
         395   Idacorp, Inc. ..................................           14,536
         657   Kansas City Power & Light Co. ..................           17,154
         178   Madison Gas & Electric Co. .....................            4,061
       6,946   Northwestern Corp. .............................          168,093
         824   OGE Energy Corp. ...............................           19,133
         229   Otter Tail Power Co. ...........................            5,725
         370   Public Service Co. of New Mexico................            9,502
         363   RGS Energy Group, Inc. .........................           13,228
         837   Sierra Pacific Resources........................           11,601
      10,026   UniSource Energy Corp. .........................          194,003
         148   United Illuminating Co. ........................            7,196
         743   Western Resources, Inc. ........................           18,382
         493   WGL Holdings, Inc. .............................           13,498
                                                                  --------------
                                                                         577,130
                                                                  --------------
               UTILITIES - GAS, DISTRIBUTION - 0.36%
         575   AGL Resources, Inc. ............................           12,437
         297   Energen Corp. ..................................            8,307
         267   Northwest Natural Gas Co. ......................            6,528
         141   NUI Corp. ......................................            3,885
         339   Piedmont Natural Gas Co., Inc. .................           10,872
         266 * Southwestern Energy Co. ........................            2,766
         654   Vectren Corp. ..................................           14,872
                                                                  --------------
                                                                          59,667
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               UTILITIES - GAS, PIPELINE - 0.17%
         309   ONEOK, Inc. ...................................   $       13,580
         372   Peoples Energy Corp. ..........................           14,564
                                                                 --------------
                                                                         28,144
                                                                 --------------
               UTILITIES - MISCELLANEOUS - 0.70%
         136 * Casella Waste Systems, Inc. ...................              832
         182   CH Energy Group, Inc. .........................            8,008
         628 * Encompass Services Corp. ......................            3,636
       3,133   MDU Resources Group, Inc. .....................           88,664
          10 * Stericycle, Inc. ..............................              393
         350   Walter Industries, Inc. .......................            3,115
          55 * Waste Connections, Inc. .......................            1,839
         284   WPS Resources Corp. ...........................           10,025
                                                                 --------------
                                                                        116,512
                                                                 --------------
               WATER SERVICES - 0.12%
         109   American States Water Co. .....................            3,334
         326 * Azurix Corp. ..................................            2,725
         144   California Water Service Group.................            3,492
         428   Philadelphia Suburban Corp. ...................            9,844
          10 * S J W Corp. ...................................              752
                                                                 --------------
                                                                         20,147
                                                                 --------------
               TOTAL COMMON STOCK
               (Cost $12,750,852).............................       13,300,426
                                                                 --------------
               PREFERRED STOCK - 0.00%
          39   Corrections Corp. of America...................              363
         100   O'Sullivan Industry Holdings...................               40
          22   Superior Trust I, Class A......................              297
                                                                 --------------
               (Cost $1,604)..................................              700
                                                                 --------------
               EXCHANGE-TRADED FUNDS - 4.19%
       5,900   I Shares Russell 2000 Value Index Fund (Cost
               $705,620)......................................          701,215
                                                                 --------------

--------------------------------------------------------------------------------

 February 28, 2001                                              39
      SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

    PAR                                                              MARKET
   VALUE                                                              VALUE
-------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS - 16.58%
           U. S. TREASURY BILLS - 1.34%
  $100,000 5.12% due 03/08/01...................................   $    99,900
    40,000 5.05% due 03/08/01...................................        39,960
    35,000 5.00% due 04/19/01...................................        34,762
    25,000 4.83% due 04/26/01...................................        24,812
    25,000 4.82% due 04/26/01...................................        24,813
                                                                   -----------
                                                                       224,247
                                                                   -----------
           REPURCHASE AGREEMENT - 15.24%
 2,554,000 State Street Bank, 5.25% dated 02/28/01, to be
           repurchased at $2,554,372 on 03/01/01, collateralized
           by U.S. Treasury Bills 12.75% dated 11/15/10; 4.75%
           dated 11/15/08, with market values of $360,400 and
           $2,278,550, respectively.............................     2,554,000
                                                                   -----------
           TOTAL SHORT-TERM INVESTMENTS
           (Cost $2,778,247)....................................     2,778,247
                                                                   -----------
           TOTAL INVESTMENTS
           (Cost $16,236,323) - 100.16%.........................    16,780,588
                                                                   -----------
           Other assets less liabilities - (0.16%)..............       (26,844)
                                                                   -----------
           NET ASSETS - 100.00%.................................   $16,753,744
                                                                   -----------
           * Non-income producing



                                                                  UNREALIZED
CONTRACTS                                                        DEPRECIATION

-------------------------------------------------------------------------------
    FUTURES CONTRACTS PURCHASED(/1/)
    (Delivery month/Value at 02/28/01)
 9(/2/)Russell 2000 Futures
       (March/$475.20)......................................... $      (83,475)
                                                                --------------

(/1/)U.S. Treasury Bills with a market value of $224,247 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(/2/)Per 500

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

 40                                              February 28, 2001
                    AG SOCIALLY RESPONSIBLE FUND (Unaudited)
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                      Since Inception*
----------------------------------------------------------------------------------------------
  (18.02%)                       (9.81%)                                           7.86%

*September 21, 1998
(a)Average annual total returns are net of expenses.



                                    [CHART]

                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31
                               Socially
                             Responsible
                                 Fund               S&P 500 Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              11,376                 11,396
              2/99              12,110                 12,166
              5/99              12,715                 12,832
              8/99              12,783                 13,057
             11/99              13,522                 13,778
              2/00              13,337                 13,593
              5/00              13,713                 14,177
           8/31/00              14,672                 15,188
          11/03/00              12,725                 13,196
           2/28/01              12,028                 12,479


 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

                                Top 10 Holdings


   1. Merck & Co., Inc. .......  3.06%
   2. Microsoft Corp. .........  2.61%
   3. Bristol Myers Squibb
      Co. .....................  1.86%
   4. Citigroup, Inc. .........  1.76%
   5. AOL Time Warner, Inc. ...  1.73%
   6. American International
      Group, Inc. .............  1.72%
   7. Wal-Mart Stores, Inc. ...  1.71%
   8. International Business
      Machine Corp. ...........  1.60%
   9. Johnson & Johnson .......  1.60%
  10. SBC Communications,
      Inc. ....................  1.50%

MANAGEMENT OVERVIEW
A discussion with American General Investment
Management, L.P.

How did the Fund perform relative to its benchmark?
The Socially Responsible Fund slightly underperformed the S&P 500 benchmark index for the six months ended February 28, 2001, returning -18.02% over the period.

What were the dominant portfolio themes?
The social mandate of the fund was very costly over the six-month period, as the Energy sector, and Tobacco, Defense, Alcohol and Chemical industries all outperformed the market. However, overweighting the Health Care sector helped offset this underperfomance.

What were the major market developments that impacted the fund?
The equity market in general, and the large cap market in particular, suffered from continued high volatility, with the period's best monthly return coming in January 2001 (+3.55%) versus the period's worst monthly performance of -9.12% during February 2001. This volatility phenomenon was particularly strong within the Technology sector, which comprised approximately 20% of the S&P 500 Index.

The period also saw a continuing dominance of Value over Growth. The S&P Growth Index returned a negative 31.79% versus the S&P Value Index return of negative 1.13%, signifying the uncertainty in the earnings capacity of the growth-oriented technology stocks and reinforcing the return to Value as the prevailing style over the period.

What is your outlook for the next fiscal period?
In general, high volatility is likely to continue over the next fiscal period, until inventories have been worked off, earnings have bottomed and economic conditions begin to improve.

--------------------------------------------------------------------------------

 February 28, 2001                                              41
        AG SOCIALLY RESPONSIBLE FUND SCHEDULE OF INVESTMENTS (Unaudited)

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COMMON STOCK - 88.24%
               ADVERTISING - 0.29%
         400   Omnicom Group, Inc. ............................   $       36,275
                                                                  --------------
               AIRLINES - 0.45%
       1,000 * AMR Corp. ......................................           33,250
         550   Delta Air Lines, Inc. ..........................           23,166
                                                                  --------------
                                                                          56,416
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.10%
         200   Danaher Corp. ..................................           12,688
                                                                  --------------
               BANKS - NEW YORK CITY - 2.23%
       1,150   Bank of New York Co., Inc. .....................           59,547
       4,452   Citigroup, Inc. ................................          218,949
                                                                  --------------
                                                                         278,496
                                                                  --------------
               BANKS - OTHER - 2.22%
       2,086   FleetBoston Financial Corp. ....................           86,048
       1,000   Mellon Financial Corp. .........................           46,310
         540   Providian Financial Corp. ......................           27,005
         351   UBS AG..........................................           56,020
       1,200   Wells Fargo Co. ................................           59,568
                                                                  --------------
                                                                         274,951
                                                                  --------------
               BANKS - REGIONAL - 2.13%
       1,050   BancWest Corp. .................................           27,258
       1,750   GreenPoint Financial Corp. .....................           60,375
         800   PNC Bank Corp. .................................           55,600
       1,350   SunTrust Banks, Inc. ...........................           88,736
         450   TCF Financial Corp. ............................           16,605
         450   Westamerica Bankcorporation.....................           17,409
                                                                  --------------
                                                                         265,983
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 1.74%
       2,300   Coca-Cola Co.  .................................          121,969
       2,050   PepsiCo, Inc. ..................................           94,464
                                                                  --------------
                                                                         216,433
                                                                  --------------
               BROADCASTING - 1.28%
       1,750   Belo Corp. .....................................           31,500
         440 * Clear Channel Communications, Inc. .............           25,146
       1,500 * Comcast Corp., Class A..........................           64,969
         763 * Viacom, Inc., Class B...........................           37,921
                                                                  --------------
                                                                         159,536
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BUILDING MATERIALS - 0.18%
         400   Lowe's Companies, Inc. .........................   $       22,351
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 0.14%
         400   Sigma Aldrich Corp. ............................           17,400
                                                                  --------------
               CONGLOMERATES - 1.17%
         900   ITT Inds, Inc. .................................           36,495
       1,996   Tyco International, Ltd. .......................          109,081
                                                                  --------------
                                                                         145,576
                                                                  --------------
               CONSUMER FINANCE - 1.01%
       1,600   Household International, Inc. ..................           92,672
       1,000   MBNA Corp. .....................................           32,880
                                                                  --------------
                                                                         125,552
                                                                  --------------
               CONTAINERS - METAL/GLASS - 0.25%
       1,150   Corning, Inc. ..................................           31,165
                                                                  --------------
               COSMETICS/TOILETRIES - 0.47%
         450   Avon Products, Inc. ............................           19,107
       1,200   Gillette Co. ...................................           39,012
                                                                  --------------
                                                                          58,119
                                                                  --------------
               DRUGS - 7.44%
         550   Allergan, Inc. .................................           47,823
       3,650   Bristol Myers Squibb Co. .......................          231,447
       1,240   Eli Lilly and Co. ..............................           98,530
       1,600 * IVAX Corp. .....................................           60,000
       4,760   Merck & Co., Inc. ..............................          381,751
       2,660   Schering-Plough Corp. ..........................          107,065
                                                                  --------------
                                                                         926,616
                                                                  --------------
               ELECTRONIC EQUIPMENT - 0.95%
         200 * Amphenol Corp., Class A.........................            7,140
         950   Emerson Electric Co. ...........................           63,555
       1,500 * Kemet Corp. ....................................           25,230
         362   Molex, Inc. ....................................           13,145
         300 * Teradyne, Inc. .................................            9,369
                                                                  --------------
                                                                         118,439
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 0.16%
         500 * Sensormatic Electronics Corp. ..................           10,950
         525 * Vishay Intertechnology, Inc. ...................            9,419
                                                                  --------------
                                                                          20,369
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ENTERTAINMENT - 2.64%
       4,900 * AOL Time Warner Inc. ...........................   $      215,747
         600   Carnival Corp., Class A.........................           20,004
       3,000   Walt Disney Co. ................................           92,850
                                                                  --------------
                                                                         328,601
                                                                  --------------
               FINANCIAL SERVICES - 1.18%
         570   Allmerica Financial Corp. ......................           30,296
       1,710   American Express Co. ...........................           75,034
       1,200   John Hancock Financial Service..................           41,280
                                                                  --------------
                                                                         146,610
                                                                  --------------
               FOODS - 1.53%
         780   Campbell Soup Co. ..............................           23,346
       1,550   ConAgra, Inc. ..................................           30,504
         500   H J Heinz Co. ..................................           21,290
         510   Quaker Oats Co. ................................           49,735
         990   Ralston Purina Co. .............................           30,868
       1,620   Sara Lee Corp. .................................           35,138
                                                                  --------------
                                                                         190,881
                                                                  --------------
               GOVERNMENT SPONSORED - 1.85%
       1,150   Federal Home Loan Mortgage Corp. ...............           75,728
       1,940   Federal National Mortgage Association...........          154,618
                                                                  --------------
                                                                         230,346
                                                                  --------------
               HARDWARE & TOOLS - 0.35%
       1,050   Black & Decker Corp. ...........................           43,586
                                                                  --------------
               HEALTHCARE - 1.08%
       1,150   IMS Health, Inc. ...............................           30,935
       1,700 * Oxford Health Plans, Inc. ......................           56,206
         800 * UnitedHealth Group, Inc. .......................           47,384
                                                                  --------------
                                                                         134,525
                                                                  --------------
               HOSPITAL MANAGEMENT - 1.35%
       2,100   HCA-The Healthcare Company......................           83,160
       1,850 * Tenet Healthcare Corp. .........................           85,341
                                                                  --------------
                                                                         168,501
                                                                  --------------
               HOSPITAL SUPPLIES - 3.58%
       3,570   Abbott Laboratories, Inc. ......................          174,894

--------------------------------------------------------------------------------

 42                                              February 28, 2001
  AG SOCIALLY RESPONSIBLE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HOSPITAL SUPPLIES - Continued
         650   Hillenbrand Industries, Inc. ...................   $       32,955
       2,050   Johnson & Johnson...............................          199,527
         746   Medronic, Inc. .................................           38,180
                                                                  --------------
                                                                         445,556
                                                                  --------------
               HOUSEHOLD PRODUCTS - 1.46%
         750   Colgate-Palmolive Co. ..........................           44,288
       1,750   Proctor & Gamble Co. ...........................          123,375
         600   Tupperware Corp. ...............................           14,160
                                                                  --------------
                                                                         181,823
                                                                  --------------
               INFORMATION PROCESSING - 0.30%
       1,000 * JDS Uniphase Corp. .............................           26,750
         550 * Sybase, Inc. ...................................           10,794
                                                                  --------------
                                                                          37,544
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 4.18%
         350 * Inktomi Corp. ..................................            3,960
       5,520 * Microsoft Corp. ................................          325,680
       1,035 * Openwave Systems, Inc. .........................           38,133
       6,400 * Oracle Corp. ...................................          121,600
         477 * Veritas Software Corp. .........................           30,975
                                                                  --------------
                                                                         520,348
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 1.00%
       1,790   Compaq Computer Corp. ..........................           36,158
         850 * Dell Computer Corp. ............................           18,593
       3,500 * Sun Microsystems, Inc. .........................           69,563
                                                                  --------------
                                                                         124,314
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SOFTWARE - 1.94%
         650 * Ariba, Inc. ....................................           10,724
         990   Automatic Data Processing, Inc. ................           58,410
         750 * Ceridian Corp. .................................           15,173
       1,090   Electronic Data Systems Corp. ..................           69,575
       1,100   First Data Corp. ...............................           67,936
         500   Paychex, Inc. ..................................           19,969
                                                                  --------------
                                                                         241,787
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 0.30%
         900 * Intuit Inc. ....................................   $       37,013
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 3.27%
         700   Adobe Systems, Inc. ............................           20,344
         560   Computer Associates
               International, Inc. ............................           17,466
         600 * The New Dun & Bradstreet Corp. .................           15,060
       2,050   EMC Corp. ......................................           81,508
       1,200   Hewlett Packard Co. ............................           34,620
       2,000   International Business Machine Corp. ...........          199,800
         300 * Network Appliance, Inc. ........................            8,925
         660   Pitney Bowes, Inc. .............................           22,473
         100 * Siebel Systems, Inc. ...........................            3,825
         150 * Yahoo!, Inc. ...................................            3,572
                                                                  --------------
                                                                         407,593
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 1.25%
       6,600 * Cisco Systems, Inc. ............................          156,338
                                                                  --------------
               INSURANCE - LIFE - 0.74%
       1,300   Lincoln National Corp. .........................           57,031
       1,000   Torchmark Corp. ................................           34,780
                                                                  --------------
                                                                          91,811
                                                                  --------------
               INSURANCE - MULTILINE - 3.66%
         300   AFLAC, Inc. ....................................           18,048
         400   Allstate Corp. .................................           15,944
       2,619   American International Group, Inc. .............          214,234
       1,400   CIGNA Corp. ....................................          153,538
         270   Hartford Financial Services Group, Inc. ........           17,240
         350   Marsh & McLennan Companies, Inc. ...............           37,450
                                                                  --------------
                                                                         456,454
                                                                  --------------
               LEISURE TIME - 0.18%
         950   Callaway Golf Co. ..............................           22,848
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               LODGING - 0.36%
       2,750   Host Marriott Corp. ............................   $       34,705
         250   Marriott International, Inc. ...................           10,670
                                                                  --------------
                                                                          45,375
                                                                  --------------
               MACHINERY - AGRICULTURE - 0.16%
         500   Deere Co. ......................................           20,349
                                                                  --------------
               MACHINERY - INDUSTRIAL/
               SPECIALTY - 1.28%
       1,150   Cooper Industries, Inc. ........................           49,450
       1,200   Dover Corp. ....................................           46,032
         860   Tidewater, Inc. ................................           41,882
       1,400   Timken Co. .....................................           22,400
                                                                  --------------
                                                                         159,764
                                                                  --------------
               MERCHANDISE - DRUG - 0.45%
         200 * Express Scripts, Inc., Class A..................           17,938
         850   Walgreen Co. ...................................           37,672
                                                                  --------------
                                                                          55,610
                                                                  --------------
               MERCHANDISE - SPECIALTY - 1.26%
       2,400   Home Depot, Inc. ...............................          102,000
         720   Radioshack Corp. ...............................           30,816
       1,000 * Toys R Us, Inc. ................................           24,600
                                                                  --------------
                                                                         157,416
                                                                  --------------
               MERCHANDISING - DEPARTMENT - 0.62%
       1,240   Target Corp. ...................................           48,360
         600 * Federated Department Stores, Inc. ..............           29,010
                                                                  --------------
                                                                          77,370
                                                                  --------------
               MERCHANDISING - FOOD - 0.58%
         850 * Kroger Co. .....................................           20,604
         500 * Safeway, Inc. ..................................           27,155
         900   SYSCO Corp. ....................................           24,534
                                                                  --------------
                                                                          72,293
                                                                  --------------
               MERCHANDISING - MASS - 1.90%
         580   Sears Roebuck & Co. ............................           23,809
       4,250   Wal-Mart Stores, Inc. ..........................          212,883
                                                                  --------------
                                                                         236,692
                                                                  --------------

--------------------------------------------------------------------------------

 February 28, 2001                                              43
  AG SOCIALLY RESPONSIBLE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               METALS - ALUMINUM - 0.52%
       1,760   Alcan Aluminium, Ltd. ..........................   $       64,926
                                                                  --------------
               MISCELLANEOUS - 0.79%
         850 * Agilent Technologies, Inc. .....................           30,600
       1,300   Avx Corp. ......................................           23,153
         800   United Parcel Service, Inc., Class B............           45,224
                                                                  --------------
                                                                          98,977
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.20%
         350   El Paso Corp. ..................................           24,604
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.60%
       1,930   Ashland Oil, Inc. ..............................           74,902
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 0.34%
         300 * BJ Services Co. ................................           22,800
         330 * Cooper Cameron Corp. ...........................           19,727
                                                                  --------------
                                                                          42,527
                                                                  --------------
               OIL SERVICES - 1.54%
       1,900   Baker Hughes, Inc. .............................           74,479
         850   Halliburton Co. ................................           33,847
         550 * Rowan Companies, Inc. ..........................           15,703
       1,070   Schlumberger, Ltd. .............................           68,213
                                                                  --------------
                                                                         192,242
                                                                  --------------
               OIL/GAS PRODUCERS - 1.28%
       1,200   Equitable Resources, Inc. ......................           68,880
       1,750   Helmerich & Payne, Inc. ........................           90,808
                                                                  --------------
                                                                         159,688
                                                                  --------------
               PAPER/FOREST PRODUCTS - 1.26%
         300   Avery Dennison Corp. ...........................           15,900
         300   Bowater, Inc. ..................................           15,099
       1,400   Kimberly-Clark Corp. ...........................          100,100
         620   Rayonier, Inc. .................................           26,065
                                                                  --------------
                                                                         157,164
                                                                  --------------
               POLLUTION CONTROL - 0.20%
       1,000   Waste Management, Inc. .........................           25,369
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PUBLISHING - NEWS - 1.52%
       1,100   Dow Jones & Co., Inc. ..........................   $       67,760
       1,110   Gannett Co., Inc. ..............................           73,414
         650   Knight-Ridder, Inc. ............................           38,838
         150   Scripps Co......................................            9,440
                                                                  --------------
                                                                         189,452
                                                                  --------------
               PUBLISHING/PRINTING - 0.33%
       1,400   Deluxe Corp. ...................................           34,090
         250   Moody's Corp. ..................................            6,740
                                                                  --------------
                                                                          40,830
                                                                  --------------
               RAILROAD - 0.58%
       1,320   Burlington Northern Santa Fe Corp. .............           39,613
         600   Union Pacific Corp. ............................           32,964
                                                                  --------------
                                                                          72,577
                                                                  --------------
               RESTAURANTS - 0.29%
       1,050   Darden Restaurants, Inc. .......................           22,817
         350   Tricon Global Restaurants, Inc. ................           13,475
                                                                  --------------
                                                                          36,292
                                                                  --------------
               SECURITIES RELATED - 2.02%
         250   A.G. Edwards, Inc. .............................            9,718
         500   Bear Stearns Co., Inc. .........................           26,090
       1,160   Lehman Brothers Holdings, Inc. .................           79,634
       1,300   Merrill Lynch & Co., Inc. ......................           77,870
         900   Morgan Stanley Dean Witter & Company............           58,617
                                                                  --------------
                                                                         251,929
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.27%
         800 * Applied Materials, Inc. ........................           33,800
                                                                  --------------
               SEMICONDUCTORS - 3.51%
         200 * Advanced Micro Devices, Inc. ...................            4,300
         450 * Analog Devices, Inc. ...........................           16,785
       1,500 * Cirrus Logic, Inc. .............................           27,000
         400 * Integrated Device Technology, Inc. .............           11,575
       5,800   Intel Corp. ....................................          165,663
         900 * Micron Technology, Inc. ........................           30,798
       2,550   Motorola, Inc. .................................           38,683

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTORS - Continued
         450 * National Semiconductor Corp. ...................   $        9,189
       1,650   Rockwell International Corp. ...................           75,834
       1,500   Texas Instruments, Inc. ........................           44,325
         330 * Xilinx, Inc. ...................................           12,829
                                                                  --------------
                                                                         436,981
                                                                  --------------
               TELECOMMUNICATIONS - 4.57%
         300   Alltel Corp. ...................................           16,110
       3,996   AT&T Corp. .....................................           91,908
         655 * Global Crossing Ltd. ...........................           10,631
       3,170   Lucent Technologies, Inc. ......................           36,740
         550 * Nextel Communications, Inc., Class A............           13,234
       3,710   Nortel Notworks Corp. ..........................           68,598
         700 * QUALCOMM, Inc. .................................           38,369
       1,051 * Qwest Communications International, Inc. .......           38,855
         850   Scientific-Atlanta, Inc. .......................           39,865
         350 * Tellabs, Inc. ..................................           15,247
       3,117   Verizon Communications, Inc. ...................          154,292
       2,775 * Worldcom, Inc. .................................           46,134
                                                                  --------------
                                                                         569,983
                                                                  --------------
               UTILITIES - COMMUNICATION - 2.91%
       3,040   BellSouth Corp. ................................          127,558
       3,926   SBC Communications Inc. ........................          187,270
         960   Sprint Corp. FON Group..........................           21,466
       1,050 * Sprint Corp. PCS Group..........................           26,439
                                                                  --------------
                                                                         362,733
                                                                  --------------
               UTILITIES - ELECTRIC - 2.00%
       1,050   Allegheny Energy, Inc. .........................           49,822
       1,631   DPL, Inc. ......................................           46,810
       1,050   DQE, Inc. ......................................           34,073
         700   Nisource, Inc. .................................           20,042
       1,060   OGE Energy Corp. ...............................           24,613
       1,550   Potomac Electric Power Co. .....................           34,720
       1,660   Puget Energy, Inc. .............................           39,475
                                                                  --------------
                                                                         249,555
                                                                  --------------

--------------------------------------------------------------------------------

 44                                              February 28, 2001
  AG SOCIALLY RESPONSIBLE FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   NUMBER
  OF SHARES                                                      MARKET VALUE

-------------------------------------------------------------------------------
             UTILITIES - GAS, DISTRIBUTION - 1.60%
       4,950 AGL Resources Inc. .............................   $      107,070
       1,500 National Fuel Gas Co. ..........................           77,700
         380 NICOR, Inc. ....................................           14,060
                                                                --------------
                                                                       198,830
                                                                --------------
             UTILITIES - GAS PIPELINE - 1.25%
       1,750 ONEOK, Inc. ....................................           76,912
       2,000 Peoples Energy Corp. ...........................           78,300
                                                                --------------
                                                                       155,212
                                                                --------------
             TOTAL COMMON STOCK
             (Cost $10,803,646)..............................       10,996,286
                                                                --------------
     PAR
    VALUE
 -----------
             SHORT-TERM INVESTMENTS - 12.49%
             U.S. TREASURY BILLS - 1.12%
 $    20,000 5.15% due 03/22/01..............................   $       19,940
      50,000 5.05% due 03/01/01..............................           50,000
      50,000 5.00% due 04/19/01..............................           49,659
      10,000 4.93% due 04/12/01..............................            9,942
      10,000 4.93% due 04/05/01..............................            9,952
                                                                --------------
                                                                      $139,493
                                                                --------------
             REPURCHASE AGREEMENT - 11.37%
   1,417,000 State Street Bank,
             5.25% dated 02/28/01, to be repurchased at
             $1,417,207 on 03/01/01, collateralized by U.S.
             Treasury Bills, 11.63%, 11/15/04, with a market
             value of $1,463,050.............................        1,417,000
                                                                --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $1,556,493)...............................        1,556,493
                                                                --------------
             TOTAL INVESTMENTS
             (Cost $12,360,139) - 100.73%....................       12,552,779
                                                                --------------
             Other assets less liabilities - (0.73%).........          (90,435)
                                                                --------------
             NET ASSETS - 100.00%............................   $   12,462,344
                                                                --------------
             * Non-income producing


                                                                  UNREALIZED
CONTRACTS                                                        DEPRECIATION

-------------------------------------------------------------------------------
    FUTURES CONTRACTS PURCHASED(/1/)
    (Delivery month/Value at 02/28/01)
 13(/2/) E-Mini S&P Futures
         (March/$1,242)........................................ $      (98,434)
 2(/3/)  S&P 500 Futures
         (March/$1,242)........................................        (67,350)
                                                                --------------
                                                                $     (165,784)
                                                                --------------

(/1/) U.S. Treasury Bills with a market value of $139,493 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(/2/) Per 50.
(/3/) Per 250.

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

 February 28, 2001    AG HIGH YIELD BOND FUND (Unaudited)       45
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                     Since Inception*
---------------------------------------------------------------------------------------------
  (1.86%)                         1.26%                                           3.85%

*September 21, 1998
(a)Average annual total returns are net of expenses.



                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                               High Yield           Salomon Bros
                                Bond Fund         High Yield Index*
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              10,544                 10,357
              2/99              10,705                 10,417
              5/99              10,719                 10,556
              8/99              10,540                 10,430
             11/99              10,691                 10,442
              2/00              10,828                 10,467
              5/00              10,652                 10,152
           8/31/00              11,173                 10,570
          11/30/00              10,029                  9,733
           2/28/01              10,965                 10,727

* Reflects returns from October 1, 1998 to February 28, 2001 because the benchmark's value is only published at the end of the month.

 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

                                Top 10 Holdings

  1. Caithness Coso Fund Corp.,
     9.05% due 12/15/09.........  2.61%
  2. Charter Communications
     Holding,
     11.13% due 01/15/11........  2.32%
  3. Frontier Oil Corp.,
     11.75% due 11/05/09........  2.25%
  4. Yankeenets LLC,
     12.75% due 03/01/07........  2.14%
  5. LaBranche & Co. Inc.,
     12.00% due 03/02/07........  2.06%
  6. Horseshoe Gaming,
     8.63% due 05/15/09.........  1.80%
  7. Williams Communications
     Group,
     11.88% due 08/01/10........  1.66%
  8. Atlas Air Worldwide
     Holdings, Inc.,
     8.77% due 07/02/12.........  1.60%
  9. AirGate PCS, Inc.,
     13.50% due 10/01/09........  1.57%
 10. HealthSouth Corp.,
     10.75% due 10/01/08........  1.53%


MANAGEMENT OVERVIEW
A discussion with American General Investment Management, L.P.

How did the Fund perform relative to its benchmark?
For the six months ended February 28, 2001, the AG High Yield Bond Fund returned a negative 1.86% compared to its index, the Salomon Brothers High Yield Market Index, return of 1.48%.

What were the dominant portfolio themes?
The performance of the Fund during this six month period was driven by volatility in the high yield market. After market prices were pushed down to unrealistically low levels during November, the high yield market staged a remarkable rally starting in December with speculation of a Federal Reserve rate cut and culminating with two 50 basis point rate cuts in January that carried the rally through February. January also witnessed a dramatic inflow of cash into the high yield market from mutual funds, CBO's, pension funds, and existing investors with excess cash. The Fund slightly underperformed the index during the period, in part due to a cash drag during the market upsurge in January.

Which portfolio holdings most enhanced the Fund's performance?
The Fund's holdings in the healthcare sector, primarily Iasis Healthcare Corp. and Universal Hospital Services, had positive contributions during the period. Additional positive results came from a tender offer in Aircraft Services International Group (aerospace), strong results in Horseshoe and Riviera Blackhawk (gaming), as well as positive returns in the energy sector.

Were there any disappointments in the Fund?
The Fund's underperformance was primarily due to overweight positions in sectors that experienced significant earnings disappointments and subsequent price pressures. Specific holdings in these sectors include PSINet Inc (technology), WinStar Communications and Globix Corp. (Telecommunication), and Prestolite Electric, Inc. (automotive). There were also negative contributions from the construction, machinery, and environmental sectors.

What is your outlook for the next fiscal period?
The high yield market continues to look attractive with yield spreads of 700-800 basis points over Treasuries. We believe the higher market yields attained will more than compensate for credit risks in 2001.

--------------------------------------------------------------------------------

 46                                              February 28, 2001
          AG HIGH YIELD BOND FUND SCHEDULE OF INVESTMENTS (Unaudited)

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
             CORPORATE BONDS - 81.54%
             AEROSPACE/DEFENSE - 2.09%
 $    10,000 BE Aerospace, Inc.,
              9.50% due 11/01/08..............................   $       10,300
      75,000 Decrane Aircraft Holdings, Inc.,
              12.00% due 09/30/08.............................           72,000
     200,000 K & F Industries, Inc.,
              9.25% due 10/15/07..............................          206,250
                                                                 --------------
                                                                        288,550
                                                                 --------------
             AIRLINES - 3.03%
     200,000 Atlas Air Worldwide Holdings, Inc., 9.25% due
             04/15/08.........................................          198,655
     207,410  8.77% due 07/02/12..............................          220,983
                                                                 --------------
                                                                        419,638
                                                                 --------------
             APPAREL & PRODUCTS - 0.84%
      50,000 Anvil Knitwear, Inc., Class B
              10.88% due 03/15/07.............................           46,750
     100,000 Galey & Lord, Inc.,
              9.13% due 03/01/08..............................           69,000
                                                                 --------------
                                                                        115,750
                                                                 --------------
             APPLIANCES/FURNISHINGS - 0.36%
      50,000 Renters Choice, Inc.,
              11.00% due 08/15/08.............................           49,932
                                                                 --------------
             AUTO - CARS - 0.37%
      60,000 Diamond Triumph,
              9.25% due 04/01/08..............................           51,600
                                                                 --------------
             AUTO - ORIGINAL EQUIPMENT - 0.37%
      30,000 Dunlop Stand Aeor Holdings,
              11.88% due 05/15/09.............................           31,050
      25,000 Stanadyne Automotive Corp.,
              10.25% due 12/15/07.............................           20,500
                                                                 --------------
                                                                         51,550
                                                                 --------------
             AUTO - REPLACEMENT PARTS - 0.09%
      15,000 Pep Boys MTN
              6.52% due 07/16/07..............................           12,450
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  BROADCASTING - 4.52%
 $    25,000      Coaxial Communication/Phoenix,
                   10.00% due 08/15/06........................   $       24,750
      40,000      Cumulus Media, Inc.,
                   10.38% due 07/01/08........................           36,800
     200,000      Diamond Cable Co,
                   11.75% due 12/15/05........................          197,000
     100,000(/1/) Frontiervision Holdings LP,
                   11.88% due 09/15/07........................           93,000
     125,000(/1/) Golden Sky DBS, Inc.,
                   13.50% due 03/01/07........................           83,750
     200,000      STC Broadcasting, Inc.,
                   11.00% due 03/15/07........................          188,000
                                                                 --------------
                                                                        623,300
                                                                 --------------
                  CHEMICAL - MAJOR - 0.27%
      50,000      Royster-Clark, Inc.,
                   10.25% due 04/01/09........................           37,750
                                                                 --------------
                  CHEMICAL - MISCELLANEOUS - 1.04%
     250,000      Borden Chemical & Plastics Note
                   9.50% due 05/01/05.........................           92,500
      50,000(/2/) PMD Group, Inc.,
                   11.00% due 02/28/11 (Cost $50,000 purchased
                  at 02/23/01)................................           51,250
                                                                 --------------
                                                                        143,750
                                                                 --------------
                  CONSUMER FINANCE - 0.54%
      75,000      AmeriCredit Corp.,
                   9.25% due 02/01/04.........................           74,906
                                                                 --------------
                  CONTAINERS - PAPER - 0.32%
      50,000      Packaged Ice, Inc., B
                   9.75 02/01/2005............................           44,000
                                                                 --------------
                  DRUGS - 1.45%
     150,000(/2/) ICN Pharmaceuticals, Inc.,
                   9.75% due 11/15/08
                  (Cost $147,157 purchased at
                  12/08/99 - 08/03/00)........................          150,750
      10,000(/2/) ICN Pharmaceuticals, Inc.,
                   8.75% due 11/15/08 (Cost $10,188 purchased
                  at 11/21/00)................................           10,100
      37,000      King Pharmaceuticals, Inc.,
                   10.75% due 02/15/09........................           39,220
                                                                 --------------
                                                                        200,070
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  ELECTRONIC INSTRUMENTS - 0.49%
 $    20,000      Flextronics International,
                   9.88% due 07/01/10.........................   $       21,000
      50,000      Metromedia Fiber Network, Inc.,
                   10.00% due 12/15/09........................           46,813
                                                                 --------------
                                                                         67,813
                                                                 --------------
                  ENTERTAINMENT - 6.51%
      75,000      Aztar Corp.,
                   8.88% due 05/15/07.........................           74,156
      85,000(/2/) Callahan Nordrhein-Westf Sr,
                   14.00% due 07/15/10
                  (Cost $80,700 purchased at
                  12/15/00 - 01/16/01)........................           86,275
     200,000      Cinemark USA, Inc.,
                   9.63% due 08/01/08.........................          162,000
     100,000      Hollywood Casino Shreveport,
                   13.00% due 08/01/06........................          109,000
     250,000      Horseshoe Gaming,
                   8.63% due 05/15/09.........................          248,750
      50,000      Isle Of Capri Casinos,
                   8.75% due 04/15/09.........................           44,000
      50,000      MTS, Inc.,
                   9.38% due 05/01/05.........................           16,000
     100,000      Pegasus Communications Corp.,
                   9.75% due 12/01/06.........................           98,000
      60,000      Riviera Black Hawk, Inc.,
                   13.00% due 05/01/05........................           60,075
                                                                 --------------
                                                                        898,256
                                                                 --------------
                  FINANCE COMPANIES - 1.95%
      60,000      Felcor Lodging LP,
                   9.50% due 09/15/08.........................           61,870
     200,000(/2/) Felcor Lodging LP,
                   9.50% due 09/15/08 (Cost $203,632 purchased
                  at 01/11/01)................................          207,000
                                                                 --------------
                                                                        268,870
                                                                 --------------
                  FINANCIAL SERVICES - 5.26%
     300,000(/2/) Charter Communications Holding,
                   11.13% due 01/15/11
                  (Cost $310,025 purchased at
                  01/05/01 - 01/11/01)........................          319,500

--------------------------------------------------------------------------------

 February 28, 2001                                              47
    AG HIGH YIELD BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  FINANCIAL SERVICES - Continued
 $    25,000      Charter Communications Holding,
                   8.63% due 04/01/09.........................   $       24,250
     100,000      Ono Finance, Plc.,
                   13.00% due 05/01/09........................           86,000
     300,000(/2/) Yankeenets LLC,
                   12.75% due 03/01/07 (Cost $49,188 &
                  $251,250 purchased at 01/08/01 & 01/11/01)..          295,500
                                                                 --------------
                                                                        725,250
                                                                 --------------
                  FOODS - 0.75%
     125,000      Agrilink Foods, Inc.,
                   11.88% due 11/01/08........................          103,125
                                                                 --------------
                  HEALTHCARE - 3.40%
     200,000      HealthSouth Corp.,
                   10.75% due 10/01/08........................          210,500
      65,000      Iasis Healthcare Corp.,
                   13.00% due 10/15/09........................           70,850
     100,000      Unilab Finance Corp.,
                   12.75% due 10/01/09........................          111,625
     100,000      Universal Hospital Services,
                   10.25% due 03/01/08........................           76,500
                                                                 --------------
                                                                        469,475
                                                                 --------------
                  HOME BUILDERS - 1.10%
      50,000      Beazer Homes USA, Inc.,
                   8.88% due 04/01/08.........................           49,563
     100,000(/2/) WCI Communities, Inc.,
                   10.66% due 02/15/11
                  (Cost $100,000 purchased
                  at 02/14/01)................................          101,750
                                                                 --------------
                                                                        151,313
                                                                 --------------
                  HOSPITAL MANAGEMENT - 0.20%
      25,000      Lifepoint Hospitals Holding,
                   10.75% due 05/15/09........................           27,500
                                                                 --------------
                  INFORMATION PROCESSING -
                  BUSINESS SOFTWARE - 0.09%
      75,000      Northpoint Communication , Inc.,
                   12.88% due 02/15/10........................           12,000
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  INFORMATION PROCESSING -
                  COMPUTER SERVICES - 0.51%
 $   160,000      Globix Corp.,
                   12.50% due 02/01/10........................   $       66,400
      15,000      PSInet Inc.,
                   11.00% due 08/01/09........................            3,600
                                                                 --------------
                                                                         70,000
                                                                 --------------
                  INFORMATION PROCESSING -
                  NETWORKING - 1.57%
     100,000      Concentric Network Corp.,
                   12.75% due 12/15/07........................           96,000
     125,000      Condor Systems, Inc.,
                   11.88% due 05/01/09........................           82,813
      40,000      Exodus Communications, Inc.,
                   11.63% due 07/15/10........................           38,100
                                                                 --------------
                                                                        216,913
                                                                 --------------
                  LEISURE TIME - 1.83%
      50,000      Hollywood Park, Inc.,
                   9.25% due 02/15/07.........................           49,000
     200,000      Speedway Motorsports,
                   8.50% due 08/15/07.........................          203,000
                                                                 --------------
                                                                        252,000
                                                                 --------------
                  LODGING - 1.77%
     100,000(/1/) Crown Castle International Corp.,
                   10.63% due 11/15/07........................           84,000
     100,000(/1/) Crown Castle International Corp.,
                   10.38% due 05/15/11........................           73,000
      85,000      Prime Hospitality Corp.,
                   9.75% due 04/01/07.........................           87,125
                                                                 --------------
                                                                        244,125
                                                                 --------------
                  MACHINERY - CONSTRUCTION &
                  CONTRACTS - 0.85%
     175,000      Grove Worldwide LLC.,
                   9.25% due 05/01/08.........................           14,000
      25,000      Lennar Corp.,
                   9.95% due 05/01/10.........................           26,875
     100,000      National Equipment Services, Inc.,
                   10.00% due 11/30/04........................           76,000
                                                                 --------------
                                                                        116,875
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  MACHINERY - INDUSTRIAL/SPECIALTY - 0.62%
 $   100,000      General Binding Corp.,
                   9.38% due 06/01/08.........................   $       85,000
                                                                 --------------
                  MACHINE TOOLS - 0.04%
      50,000      Renco Metals, Inc.,
                   11.50% due 07/01/03........................            5,500
                                                                 --------------
                  MEDICAL TECHNOLOGY - 0.63%
     100,000      Pharmerica, Inc.,
                   8.38% due 04/01/08.........................           86,500
                                                                 --------------
                  MERCHANDISING - FOOD - 0.34%
      50,000      Fleming Companies, Inc.,
                   10.63% due 07/31/07........................           47,250
                                                                 --------------
                  MERCHANDISE - DRUG - 0.19%
      25,000      Express Scripts, Inc.,
                   9.63% due 06/15/09.........................           26,750
                                                                 --------------
                  METALS - STEEL - 1.17%
      25,000      California Steel Industry, Series B
                   8.50% due 04/01/09.........................           22,750
      75,000      Metals USA, Inc.,
                   8.63% due 02/15/08.........................           54,750
     100,000      Renco Steel Holdings,
                   10.88% due 02/01/05........................           43,000
      50,000      WCI Steel, Inc.,
                   10.00% due 12/01/04........................           41,500
                                                                 --------------
                                                                        162,000
                                                                 --------------
                  MISCELLANEOUS - 1.64%
     100,000(/2/) BRL Universal Equipment,
                   8.88% due 02/15/08
                  (Cost $100,000 purchased
                  at 02/06/01)................................          102,000
      25,000      Pierce Leahy,
                   8.13% due 05/15/08.........................           24,250
     250,000(/1/) United Pan Europe,
                   13.75% due 02/01/10........................          100,000
                                                                 --------------
                                                                        226,250
                                                                 --------------
                  NATURAL GAS - DIVERSIFIED - 0.78%
     100,000      Leviathan Gas Pipeline Partner,
                   10.38% due 06/01/09........................          107,000
                                                                 --------------

--------------------------------------------------------------------------------

 48                                              February 28, 2001
    AG HIGH YIELD BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  OIL - SERVICE - PRODUCTS - 1.84%
 $   150,000(/2/) AES Drax Energy, Ltd.,
                   13.16% due 08/30/10 (Cost $164,625
                  purchased at 02/16/01)......................   $      165,480
      60,000(/2/) Grant Prideco, Inc.,
                   9.63% due 12/01/07 (Cost $63,150 purchased
                  at 02/15/01)................................           62,100
      25,000      Triton Energy, Ltd.,
                   9.25% due 04/15/05.........................           25,875
                                                                 --------------
                                                                        253,455
                                                                 --------------
                  OIL - SERVICES - 0.97%
      55,000      Grey Wolf, Inc.,
                   8.88% due 07/01/07.........................           55,550
      75,000      Pride Petroleum Services,
                   9.38% due 05/01/07.........................           78,000
                                                                 --------------
                                                                        133,550
                                                                 --------------
                  OIL/GAS PRODUCERS - 6.26%
     300,000      Frontier Oil Corp.,
                   11.75% due 11/05/09........................          310,500
     280,000      HS Resources, Inc.,
                   9.25% due 11/15/06.........................          288,150
     200,000      Newfield Exploration Co.,
                   7.63% due 03/01/11.........................          201,000
      60,000      Swift Energy Co.,
                   10.25% due 08/01/09........................           63,600
                                                                 --------------
                                                                        863,250
                                                                 --------------
                  PAPER/FOREST PRODUCTS - 0.85%
      75,000      Bear Island LLC.,
                   10.00% due 12/01/07........................           69,000
      50,000      Specialty Paperboard,
                   9.38% due 10/15/06.........................           48,125
                                                                 --------------
                                                                        117,125
                                                                 --------------
                  POLLUTION CONTROL - 1.68%
      25,000(/2/) Allied Waste North America, Inc.,
                   8.88% due 04/01/08 (Cost $25,000 purchased
                  at 01/25/01)................................           25,531
                  Allied Waste North America, Inc.,
      60,000       10.00% due 08/01/09........................           61,500
     150,000       7.88% due 01/01/09.........................          144,375
                                                                 --------------
                                                                        231,406
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  PUBLISHING/PRINTING - 0.18%
 $    25,000      Transwestern Publishing Co.,
                   9.63% due 11/15/07.........................   $       24,875
                                                                 --------------
                  REAL ESTATE INVESTMENT TRUSTS - 1.21%
     100,000      Meditrust,
                   7.51% due 09/26/03.........................           74,660
     105,000      Omega Healthcare Investors,
                   6.95% due 06/15/02.........................           91,890
                                                                 --------------
                                                                        166,550
                                                                 --------------
                  RESTAURANTS - 0.73%
     100,000      Dominos, Inc.,
                   10.38% due 01/15/09........................           98,000
       5,000      Perkins Family Restaurants,
                   10.13% due 12/15/07........................            4,575
                                                                 --------------
                                                                        102,575
                                                                 --------------
                  SAVINGS & LOAN - 0.41%
      60,000      Western Financial Bank,
                   8.88% due 08/01/07.........................           56,400
                                                                 --------------
                  SCHOOLS - 1.39%
     200,000      Kindercare Learning Centers,
                   9.50% due 02/15/09.........................          192,000
                                                                 --------------
                  SECURITIES RELATED - 2.06%
     250,000      LaBranche & Co. Inc.,
                   12.00% due 03/02/07........................          284,618
                                                                 --------------
                  TELECOMMUNICATIONS - 13.33%
     350,000(/1/) AirGate PCS, Inc.,
                   13.50% due 10/01/09........................          217,000
      30,000      Amphenol Corp.,
                   9.88% due 05/15/07.........................           31,425
     100,000      Arch Wireless, Inc.,
                   12.75% due 07/01/07........................           33,500
      80,000(/1/) Benedek Communications Corp.,
                   13.25% due 05/15/06........................           60,000
      50,000(/1/) British Telecom, Plc.,
                   12.50% due 02/01/07........................           50,267
     115,000(/2/) Ekabel Hessen GMBH,
                   14.50% due 09/01/10 (Cost $101,750 &
                  $12,675 purchased at 09/14/00 & 12/19/00)...          115,575
     170,000      Energis, Plc.,
                   9.75% due 06/15/09.........................          162,775

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  TELECOMMUNICATIONS - Continued
 $   100,000      Global Crossing,
                   9.63% due 05/15/08.........................   $       99,250
     200,000(/1/) GT Group Telecom,
                   13.25% due 02/01/10........................           87,000
                  Intermedia Communications, Inc.,
      65,000       8.60% due 06/01/08.........................           63,863
      10,000       8.50% due 01/15/08.........................            9,825
     100,000(/1/) Level 3 Communications, Inc.,
                   12.88% due 03/15/10........................           52,000
     105,000(/1/) Microcell Telecommunications, Inc.,
                   12.00% due 06/01/09........................           75,600
     125,000      Nextel Communications, Inc.,
                   9.38% due 11/15/09.........................          116,875
      75,000      Orbcomm Global,
                   14.00% due 08/15/04........................            1,125
      50,000      Spectrasite Holdings, Inc.,
                   10.75% due 03/15/10........................           49,750
      25,000(/1/) Telewest Communications, Plc.,
                   11.00% due 10/01/07........................           24,874
     100,000(/2/) Time Warner Telecom, Inc.,
                   10.13% due 02/01/11 (Cost $100,000
                  purchased at 01/24/01)......................          102,500
      50,000(/2/) Triton PCS, Inc.,
                   9.38% due 02/01/11 (Cost $49,598 purchased
                  at 01/16/01)................................           49,750
      75,000      Versatel Telecom International - ADR,
                   13.25% due 05/15/08........................           60,000
                  Williams Communications Group,
     250,000       11.88% due 08/01/10........................          229,375
      50,000       11.70% due 08/01/08........................           47,000
     100,000(/1/) WinStar Communications, Inc.,
                   14.75% due 04/15/10........................           31,000
     100,000      WinStar Communications, Inc.,
                   12.75% due 04/15/10........................           70,000
                                                                 --------------
                                                                      1,840,329
                                                                 --------------
                  TOBACCO - 0.67%
     100,000      Standard Coml Corp.,
                   8.88% due 08/01/05.........................           92,000
                                                                 --------------

--------------------------------------------------------------------------------

 February 28, 2001                                              49
    AG HIGH YIELD BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
               UTILITIES - ELECTRIC - 2.98%
 $    50,000   AES Corp.,
                8.75% due 12/15/02.............................   $       50,682
     375,000   Caithness Coso Fund Corp.,
                9.05% due 12/15/09.............................          360,000
                                                                  --------------
                                                                         410,682
                                                                  --------------
               TOTAL CORPORATE BONDS
               (Cost $11,609,017)..............................       11,251,826
                                                                  --------------
               PREFERRED STOCK - 1.89%
         750 * Adelphia Communications Corp.                              75,000
      10,000 * Anvil Holdings, Inc.,                                     185,000
                                                                  --------------
               (Cost $269,563).................................          260,000
                                                                  --------------
               WARRANTS - 0.07%
         200   GT Group Telecom, Inc.
               (Cost $0).......................................            9,939
                                                                  --------------
               SHORT-TERM INVESTMENTS - 16.15%
               REPURCHASE AGREEMENT
   2,229,000   State Street Bank, 5.25% dated
                02/28/01, to be repurchased
                at $2,229,325 on 03/01/01,
                collateralized by U.S. Treasury
                Bill 4.75%, 11/15/08, with a
                market value of $2,298,450
                (Cost $2,229,000)..............................        2,229,000
                                                                  --------------
               TOTAL INVESTMENTS
               (Cost $14,107,580) - 99.65% ....................       13,750,765
                                                                  --------------
               Other assets less liabilities - 0.35%...........           48,344
                                                                  --------------
               NET ASSETS - 100.00%............................   $   13,799,109
                                                                  --------------
               * Non-income producing

----

(/1/)Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate. (/2/)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2001, the aggregate value of these securities was $1,845,061 representing 13.37% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 50                                              February 28, 2001
                       AG STRATEGIC BOND FUND (Unaudited)
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                     Since Inception*
---------------------------------------------------------------------------------------------
   3.40%                          8.38%                                           6.53%

*September 21, 1998
(a)Average annual total returns are net of expenses.


                                    [CHART]

                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31
                                   AG
                               Strategic            Lehman Bros
                                Bond Fund         Aggregate Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              10,344                 10,115
              2/99              10,424                 10,038
              5/99              10,451                 10,037
              8/99              10,409                  9,958
             11/99              10,721                 10,109
              2/00              10,767                 10,149
              5/00              10,692                 10,248
           8/31/00              11,286                 10,709
          11/30/00              10,776                 11,026
           2/28/01              11,670                 11,513

 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

                                Top 10 Holdings


  1. Federal Home Loan Mortgage
     Corp,
     6.00% due 03/01/31........   12.88%
  2. Federal National Mortgage
     Association,
     5.50% due 01/01/29........    3.69%
  3. Federal Home Loan Mortgage
     Corp,
     6.00% due 01/01/30........    2.62%
  4. United Mexico States,
     Series W-B,
     6.25% due 12/31/19........    2.44%
  5. AES Corp.,
     8.88% due 02/15/11........    2.26%
  6. Southwestern Bell
     Telephone,
     6.55% due 10/07/08........    2.21%
  7. Federal Home Loan Mortgage
     Corp,
     7.00% due 06/01/29........    2.18%
  8. Hellenic Republic,
     (Greece)
     8.80% due 06/19/07........    1.78%
  9. Federal Home Loan Mortgage
     Corp,
     6.50% due 07/01/29........    1.47%
 10. Argentina; Republic of,
     7.34% due 03/31/05........    1.42%


MANAGEMENT OVERVIEW
A discussion with American General Investment Management, L.P.

How did the Fund perform relative to its benchmark?
For the six months ended February 28, 2001, the Strategic Bond Fund returned 3.40% compared to its index, the Lehman Brothers Aggregate Index, return of 7.51%.

What were the dominant portfolio themes?
The Strategic Bond Fund had a weak overall performance for the first half of the six-month period ended February 28, 2001, as a result of low bond prices and widening spreads in the high yield sector. During the quarter ended November 30, 2000, the Fund's return of negative 4.56% trailed the index return of positive 2.96%. However, during the latter half of the six-month period ended February 28, 2001, the Fund had very strong performance on both an absolute and relative-to-benchmark basis. The Fund return for the three months ended February 28, 2001, was 8.29%, almost double the index return of 4.42%.

All four of the markets in which the Fund invests, investment grade debt, high yield debt, emerging market debt and non-dollar denominated government bonds, had positive returns for that quarter. High yield debt led the way, returning 10.75%. This extraordinary high yield market performance, combined with the Fund's 40-45% allocation to that sector, provided the major thrust behind the Fund's recovery. Emerging market debt, which returned 7.40% for the three-month period, followed high yield.

What is your outlook for the next fiscal period?
The high yield market continues to look attractive with yield spreads of 700-800 basis point over U.S. Treasuries. Therefore, the Fund will continue to target a 45% allocation to the high-yield sector, as we maintain the higher yields will more than compensate for the credit risk during 2001.

--------------------------------------------------------------------------------

 February 28, 2001                                              51
           AG STRATEGIC BOND FUND SCHEDULE OF INVESTMENTS (Unaudited)

    PAR                                                               MARKET
   VALUE                                                               VALUE

-------------------------------------------------------------------------------
                 CORPORATE BONDS - 44.40%
                 AEROSPACE/DEFENSE - 0.23%
 $   10,000      BE Aerospace, Inc.,
                  9.50% due 11/01/08.............................   $    10,300
     10,000      K & F Industries, Inc.,
                  9.25% due 10/15/07.............................        10,313
                                                                    -----------
                                                                         20,613
                                                                    -----------
                 APPAREL & PRODUCTS - 0.19%
     25,000      Galey & Lord, Inc.,
                  9.13% due 03/01/08.............................        17,250
                                                                    -----------
                 APPLIANCES/FURNISHINGS - 0.55%
     50,000      Renters Choice, Inc.,
                  11.00% due 08/15/08............................        49,932
                                                                    -----------
                 AUTO - ORIGINAL EQUIPMENT - 1.13%
     60,000      Dunlop Standad Aeor Holdings,
                  11.88% due 05/15/09............................        62,100
     50,000      Stanadyne Automotive Corp,
                  10.25% due 12/15/07............................        41,000
                                                                    -----------
                                                                        103,100
                                                                    -----------
                 AUTO - REPLACEMENT PARTS - 0.14%
     15,000      The Pep Boys,
                  6.52% due 07/16/07.............................        12,450
                                                                    -----------
                 BROADCASTING - 2.31%
     25,000      Coaxial Communication/Phoenix,
                  10.00% due 08/15/06............................        24,750
     70,000      Cumulus Media, Inc.,
                  10.38% due 07/01/08............................        64,400
     50,000(/1/) Frontiervision Holdings LP,
                  11.88% due 09/15/07............................        46,500
     75,000(/1/) Golden Sky DBS, Inc.,
                  13.50% due 03/01/07............................        50,250
     25,000      STC Broadcasting, Inc.,
                  11.00% due 03/15/07............................        23,500
                                                                    -----------
                                                                        209,400
                                                                    -----------

    PAR                                                               MARKET
   VALUE                                                               VALUE

-------------------------------------------------------------------------------
                 CHEMICAL - MAJOR - 0.41%
 $   50,000      Royster-Clark, Inc.,
                  10.25% due 04/01/09............................   $    37,750
                                                                    -----------
                 CHEMICAL - MISCELLANEOUS - 0.20%
     50,000      Borden Chemical & Plastics, Ltd.,
                  9.50% due 05/01/05.............................        18,500
                                                                    -----------
                 CONSUMER FINANCE - 0.27%
     25,000      AmeriCredit Corp.,
                  9.25% due 02/01/04.............................        24,968
                                                                    -----------
                 DRUGS - 1.38%
    125,000(/2/) ICN Pharmaceuticals, Inc.,
                 9.75% due 11/15/08 (Cost $101,375 & $24,750
                 purchased at 11/24/98 & 07/21/00)...............       125,625
                                                                    -----------
                 ELECTRONIC INSTRUMENTS - 0.12%
     10,000      Flextronics International,
                  9.88% due 07/01/10.............................        10,500
                                                                    -----------
                 ENTERTAINMENT - 3.97%
     50,000      Aztar Corp.,
                  8.88% due 05/15/07.............................        49,438
     15,000(/2/) Callahan Nordrhein-Westf Sr,
                 14.00% due 07/15/10 (Cost $13,500 purchased at
                 12/19/00).......................................        15,225
     50,000      Cinemark USA, Inc.,
                  9.63% due 08/01/08.............................        40,500
     25,000      Isle Of Capri Casinos,
                  8.75% due 04/15/09.............................        22,000
    100,000      Hollywood Casino Shreveport,
                  13.00% due 08/01/06............................       109,000
     50,000      Horseshoe Gaming,
                  8.63% due 05/15/09.............................        49,750
     50,000      MTS, Inc.,
                  9.38% due 05/01/05.............................        16,000
     60,000      Riviera Black Hawk, Inc.,
                  13.00% due 05/01/05............................        60,075
                                                                    -----------
                                                                        361,988
                                                                    -----------

    PAR                                                               MARKET
   VALUE                                                               VALUE

-------------------------------------------------------------------------------
                 FINANCIAL SERVICES - 1.97%
 $   25,000      Charter Communications Holding,
                  8.63% due 04/01/09.............................   $    24,250
    100,000      Ono Finance, Plc.,
                  13.00% due 05/01/09............................        86,000
     70,000(/2/) Yankeenets LLC,
                 12.75% due 03/01/07 (Cost $70,175 purchased at
                 02/12/01).......................................        68,950
                                                                    -----------
                                                                        179,200
                                                                    -----------
                 FOODS - 0.45%
     50,000      Agrilink Foods, Inc.,
                  11.88% due 11/01/08............................        41,250
                                                                    -----------
                 HEALTHCARE - 1.76%
     25,000      HealthSouth Corp.,
                  10.75% due 10/01/08............................        26,312
     60,000      Iasis Healthcare Corp.,
                  13.00% due 10/15/09............................        65,400
     90,000      Universal Hospital Services, Inc.,
                  10.25% due 03/01/08............................        68,850
                                                                    -----------
                                                                        160,562
                                                                    -----------
                 HOME BUILDERS - 1.38%
     25,000      Beazer Homes USA, Inc.,
                  9.00% due 03/01/04.............................        24,563
     25,000       8.80% due 04/01/08.............................        24,781
     75,000(/2/) WCI Communities, Inc.,
                 10.66% due 02/15/11
                 (Cost $75,000 purchased
                 at 02/14/01)....................................        76,313
                                                                    -----------
                                                                        125,657
                                                                    -----------
                 HOSPITAL MANAGEMENT - 0.48%
     40,000      Lifepoint Hospitals Holding, Series B,
                  10.75% due 05/15/09............................        44,000
                                                                    -----------
                 INFORMATION PROCESSING -
                 BUSINESS SOFTWARE - 0.09%
     50,000      Northpoint Communication Group, Inc.,
                  12.88% due 02/15/10............................         8,000
                                                                    -----------

--------------------------------------------------------------------------------

 52                                              February 28, 2001
     AG STRATEGIC BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

    PAR                                                               MARKET
   VALUE                                                               VALUE

-------------------------------------------------------------------------------
                 INFORMATION PROCESSING -
                 COMPUTER SERVICES - 0.11%
 $   25,000      Globix Corp.,
                  12.50% due 02/01/10............................   $    10,375
                                                                    -----------
                 INFORMATION PROCESSING -
                 NETWORKING - 0.39%
     25,000      Condor Systems, Inc.,
                  11.88% due 05/01/09............................        16,563
     20,000      Exodus Communications, Inc.,
                  11.63% due 07/15/10............................        19,050
                                                                    -----------
                                                                         35,613
                                                                    -----------
                 LODGING - 0.96%
     50,000(/1/) Crown Castle International Corp.,
                  10.38% due 05/15/11............................        36,500
     50,000      Prime Hospitality Corp.,
                  9.75% due 04/01/07.............................        51,250
                                                                    -----------
                                                                         87,750
                                                                    -----------
                 MACHINERY - CONSTRUCTION & CONTRACTS - 0.95%
     50,000      Calpine Corp.,
                  7.75% due 04/15/09.............................        48,944
     50,000      National Equipment Services,
                  10.00% due 11/30/04............................        38,000
                                                                    -----------
                                                                         86,944
                                                                    -----------
                 MEDICAL TECHNOLOGY - 0.47%
     50,000      Pharmerica, Inc.,
                  8.38% due 04/01/08.............................        43,250
                                                                    -----------
                 MERCHANDISING -
                 DEPARTMENT - 0.82%
     75,000      True Temper Sports, Inc.,
                  10.88% due 12/01/08............................        75,094
                                                                    -----------
                 METALS - STEEL - 0.83%
     75,000      Metals USA, Inc.,
                  8.63% due 02/15/08.............................        54,750
     25,000      WCI Steel, Inc.,
                  10.00% due 12/01/04............................        20,750
                                                                    -----------
                                                                         75,500
                                                                    -----------

    PAR                                                               MARKET
   VALUE                                                               VALUE

-------------------------------------------------------------------------------
                 MISCELLANEOUS - 2.04%
 $  100,000(/2/) BRL Universal Equipment,
                 8.88% due 02/15/08 (Cost $100,000 purchased at
                 02/06/01).......................................   $   102,000
     25,000      Pierce Leahy,
                  8.13% due 05/15/08.............................        24,250
    150,000(/1/) United Pan Europe,
                  13.75% due 02/01/10............................        60,000
                                                                    -----------
                                                                        186,250
                                                                    -----------
                 NATURAL GAS - DIVERSIFIED - 0.59%
     50,000      Leviathan Gas Pipeline Partner, Series B,
                  10.38% due 06/01/09............................        53,500
                                                                    -----------
                 OIL - SERVICE - PRODUCTS - 0.60%
     50,000(/2/) AES Drax Energy, Ltd.,
                 13.16% due 08/30/10 (Cost $54,875 purchased at
                 02/16/01).......................................        55,160
                                                                    -----------
                 OIL/GAS PRODUCERS - 2.05%
     50,000      Frontier Oil Corp.,
                  11.75% due 11/05/09............................        51,750
     25,000      Grey Wolf, Inc.,
                  8.88% due 07/01/07.............................        25,000
     50,000      HS Resources, Inc.,
                  9.25% due 11/15/06.............................        51,500
     55,000      Swift Energy Co.,
                  10.25% due 08/01/09............................        58,300
                                                                    -----------
                                                                        186,550
                                                                    -----------
                 PAPER/FOREST PRODUCTS - 0.93%
     40,000      Bear Island, LLC, Series B,
                  10.00% due 12/01/07............................        36,800
     50,000      Specialty Paperboard,
                  9.38% due 10/15/06.............................        48,125
                                                                    -----------
                                                                         84,925
                                                                    -----------
                 POLLUTION CONTROL - 0.56%
     50,000      Allied Waste North America, Inc.,
                  10.00% due 08/01/09............................        51,250
                                                                    -----------
                 PUBLISHING/PRINTING - 0.27%
     25,000      Transwestern Publishing Co.,
                  9.63% due 11/15/07.............................        24,875
                                                                    -----------

    PAR                                                               MARKET
   VALUE                                                               VALUE

-------------------------------------------------------------------------------
                 REAL ESTATE INVESTMENT TRUSTS - 0.93%
 $   50,000(/1/) Meditrust,
                  7.11% due 08/15/04.............................   $    41,500
     50,000      Omega Healthcare Investors, Inc.,
                  6.95% due 06/15/02.............................        43,757
                                                                    -----------
                                                                         85,257
                                                                    -----------
                 SAVINGS & LOAN - 0.31%
     30,000      Western Financial Bank,
                  8.88% due 08/01/07.............................        28,200
                                                                    -----------
                 TELECOMMUNICATIONS - 8.88%
     25,000      Allegiance Telecom, Inc.,
                  12.88% due 05/15/08............................        26,250
     30,000      Amphenol Corp.,
                  9.88% due 05/15/07.............................        31,425
     50,000      Arch Wireless, Inc.,
                  12.75% due 07/01/07............................        16,750
     80,000      Benedek Communications Corp.,
                  13.25% due 05/15/06............................        60,000
     65,000(/2/) Ekabel Hessen GMBH,
                 14.50% due 09/01/10 (Cost $50,875 & $12,675
                 purchased at 09/14/00 & 12/19/00)...............        65,325
     25,000      GCI, Inc.,
                  9.75% due 08/01/07.............................        24,500
     50,000      Global Crossing,
                  9.63% due 05/15/08.............................        49,625
     50,000(/1/) GT Group Telecom,
                  13.25% due 02/01/10............................        21,750
                 Intermedia Communications, Inc.,
     15,000       8.60% due 06/01/08.............................        14,738
     10,000       8.50% due 01/15/08.............................         9,825
     50,000      Level 3 Communications, Inc.,
                  0.00% due 03/15/10.............................        26,000
     10,000      McLeod USA, Inc.,
                  11.38% due 01/01/09............................        10,400
    100,000      National Communications Corp., Series B,
                  11.50% due 10/01/08............................        97,750
     50,000      Netia Holdings II B.V.,
                  13.13% due 06/15/09............................        45,500

--------------------------------------------------------------------------------

 February 28, 2001                                              53
     AG STRATEGIC BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

    PAR                                                                MARKET
   VALUE                                                                VALUE

--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - Continued
 $   25,000 Nextel Communications, Inc.,
             9.38% due 11/15/09...................................   $    23,375
            Spectrasite Holdings, Inc.,
    100,000  10.75% due 03/15/10..................................        59,000
     50,000  10.75% due 03/15/10..................................        49,750
     25,000 Telewest Communications, Plc.,
             11.00% due 10/01/07..................................        24,874
            Versatel Telecom International - ADR
     75,000  13.25% due 05/15/08..................................        60,000
            Williams Communications Group.,
     50,000  11.88% due 08/01/10..................................        45,876
     50,000  11.70% due 08/01/08..................................        47,000
                                                                     -----------
                                                                         809,713
                                                                     -----------
            UTILITIES - COMMUNICATION - 2.21%
    200,000 Southwestern Bell Telephone,
             6.55% due 10/07/08...................................       201,796
                                                                     -----------
            UTILITIES - ELECTRIC - 2.81%
            AES Corp.,
    200,000  8.88% due 02/15/11...................................       205,890
     50,000  8.75% due 12/15/02...................................        50,682
                                                                     -----------
                                                                         256,572
                                                                     -----------
            UTILITIES - MISCELLANEOUS - 0.66%
     60,000 ESI Tractebel Acq Corp.,
             7.99% due 12/30/11...................................        59,952
                                                                     -----------
            TOTAL CORPORATE BONDS
            (Cost $4,167,685).....................................     4,049,271
                                                                     -----------
            U.S. GOVERNMENT - 23.92%
            GOVERNMENT SPONSORED
            Federal Home Loan Mortgage Corp:
    196,708  7.00% due 06/01/29...................................       199,044
    134,571  6.50% due 07/01/29...................................       134,191
  1,200,000  6.00% due 03/01/31...................................     1,174,872
    243,756  6.00% due 01/01/30...................................       238,652
            Federal National Mortgage Association:
    102,758  5.50% due 05/01/29...................................        97,652
    354,233  5.50% due 01/01/29...................................       336,631
                                                                     -----------
            TOTAL U.S. GOVERNMENT
            (Cost $2,145,654).....................................     2,181,042
                                                                     -----------


    PAR                                                                MARKET
   VALUE                                                                VALUE

--------------------------------------------------------------------------------
            FOREIGN GOVERNMENT BONDS - 10.57%
 $  144,000 Argentina; Republic of,
             7.34% due 03/31/05...................................   $   129,744
    123,141 Brazil - C Bond,
             8.00% due 04/15/14...................................        98,205
    125,000 France O.A.T.,
             5.50% due 04/25/29...................................       116,631
    146,735 Hellenic Republic, (Greece)
             8.80% due 06/19/07...................................       162,384
    100,000 Poland, Republic Of,
             6.00% due 10/27/14...................................        97,250
    500,000 Republic of South Africa, Series 150,
             12.00% due 02/28/05..................................        67,087
    500,000 Republic of South Africa, Series 153,
             13.00% due 08/31/10..................................        70,144
    250,000 United Mexico States, Series W-B,
             6.25% due 12/31/19...................................       222,870
                                                                     -----------
            TOTAL FOREIGN GOVERNMENT BONDS
            (Cost $923,187).......................................   $   964,315
                                                                     -----------

   NUMBER                                                            MARKET
 OF SHARES                                                            VALUE

-------------------------------------------------------------------------------
              COMMON STOCK - 0.03%
         50   GT Group Telecom, Inc.
              (Cost $0).........................................   $     2,485
                                                                   -----------
              PREFERRED STOCK - 0.82%
        750 * Adelphia Communications Corp.
              (Cost $74,563)....................................        75,000
                                                                   -----------
    PAR
   VALUE
 ----------
              SHORT-TERM INVESTMENTS - 30.61%
              REPURCHASE AGREEMENT
 $2,791,000   State Street Bank, 5.25% dated
              02/28/01, to be repurchased at $2,791,407 on
              03/01/01, collateralized by U.S. Treasury Bill
              4.75%, 11/15/08, with a market value of $2,875,650
              (Cost $2,791,000).................................     2,791,000
                                                                   -----------
              TOTAL INVESTMENTS
              (Cost $10,102,089) - 110.35%......................    10,063,113
                                                                   -----------
              Other assets less liabilities - (10.35%)..........      (944,171)
                                                                   -----------
              NET ASSETS - 100.00%..............................   $ 9,118,942
                                                                   -----------
              * Non-income producing

----
(/1/) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate.
(/2/) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transaction exempt from registration, normally to qualified institutional buyers. At February 28, 2001, the aggregate value of these securities was $508,598 representing 5.58% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

 54                                              February 28, 2001
                         AG CORE BOND FUND (Unaudited)
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                     Since Inception*
---------------------------------------------------------------------------------------------
   6.43%                          10.39%                                          4.71%

*September 21, 1998
(a)Average annual total returns are net of expenses.



                                    [CHART]

                                    GROWTH OF $10,000 INVESTMENT
                                   Fiscal Year Ended August 31

                                          AG
                                       Core Bond             Lehman Bros
                                         Fund              Aggregate Index
                                      ----------       ------------------
                    9/21/98              10,000                 10,000
                      11/98              10,119                 10,115
                       2/99              10,111                 10,038
                       5/99              10,099                 10,037
                       8/99               9,983                  9,958
                      11/99              10,105                 10,109
                       2/00              10,137                 10,149
                       5/00              10,111                 10,248
                    8/31/00              10,513                 10,709
                   11/30/00              10,721                 11,026
                    2/28/01              11,190                 11,513

 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

                                Top 10 Holdings

   1. Federal National Mortgage
      Association,
       7.00% due 03/01/30.......  12.09%
   2. Federal National Mortgage
      Association,
       6.00% due 05/15/08.......   8.81%
   3. Federal National Mortgage
      Association,
       6.50% due 03/01/15.......   5.07%
   4. United States Treasury
      Notes,
       6.25% due 02/15/07.......   4.09%
   5. Federal National Mortgage
      Association,
       7.13% due 06/15/10.......   4.01%
   6. Federal National Mortgage
      Association,
       6.50% due 04/01/29.......   3.26%
   7. Government National
      Mortgage Association,
       8.00% due 04/15/30.......   3.06%
   8. Federal Home Loan Bank,
       5.13% due 09/15/03.......   2.49%
   9. Federal National Mortgage
      Association,
       6.50% due 03/01/30.......   2.47%
  10. Government National
      Mortgage Association,
       7.50% due 11/15/30.......   2.31%

MANAGEMENT OVERVIEW
A discussion with American General Investment Management, L.P.

How did the Fund perform relative to its benchmark?
For the six months ended February 28, 2001, the Portfolio returned 3.40%, compared to its index, the Lehman Brothers Aggregate Index, return of 7.51%.

What were the dominant portfolio themes?
Having an overweight to corporate bonds was the major determinate of performance over this time period. The economy decelerated sharply during this period, causing investors to sell corporate bonds in favor of treasury bonds, which investors tend to do when they are nervous about the economy and corporate earnings. This flight to quality caused the yield differential between corporate bonds and treasury bonds to widen, and therefore caused them to underperform and caused performance to lag.

Enhancing performance of the Fund was the overweight to asset backed securities. These tend to be very high quality and perform well in times of uncertainty such as we have seen over the past six months.

Were there any disappointments in the Fund?
The biggest disappointment had to be the performance of the high quality corporate bonds. Usually these are the standouts during uncertain economic times. But as unusual as this period was and as frightened as investors became, investors did not want to hold any type of corporate bonds and sold all of them regardless of the quality, thus driving down the yield.

What is your outlook for the next fiscal period?
Economic growth is expected to slow as the excess are removed from the system, but the Federal Reserve will continue to lower interest rates to keep the economy on a continued growth path. Therefore, with the large movements in the markets last year, opportunities were created. We feel that the greatest opportunity is in corporate bonds as they are extremely cheap on a historical basis. Making them even cheaper is the fact that the Federal Reserve is going to do all they can to keep the economy moving. This should provide a cushion for corporate earnings, which are very important for corporate bond investors.



--------------------------------------------------------------------------------

 February 28, 2001                                              55
             AG CORE BOND FUND SCHEDULE OF INVESTMENTS (Unaudited)

    PAR                                                                MARKET
   VALUE                                                                VALUE

--------------------------------------------------------------------------------
           CORPORATE BONDS - 26.47%
           AEROSPACE/DEFENSE - 0.58%
 $ 150,000 United Technologies Corp.,
            6.35% due 03/01/11....................................   $   152,388
                                                                     -----------
           AIRLINES - 0.94%
   119,573 Continental Airlines,
            7.08% due 11/01/04....................................       121,678
    30,000 Delta Airlines,
            7.78% due 05/18/07....................................        31,390
           United Airlines,
    45,000  7.73% due 07/01/10....................................        47,804
    45,000  7.03% due 04/01/12....................................        46,161
                                                                     -----------
                                                                         247,033
                                                                     -----------
           AUTO - CARS - 2.54%
    45,000 Americredit Automobiles,
            Series 2000-C, Class A3,
            7.05% due 02/12/05....................................        46,377
    60,000 Associates Automobile Receivable Trust,
            Series 2000-2 , Class A5
            6.99% due 07/15/08....................................        61,578
   180,000 Daimler Chrysler NA Holdings,
            7.25% due 01/18/06....................................       180,934
    70,000 Ford Credit Auto Owner Trust,
            Series 2000-F,
            6.58% due 11/15/04....................................        72,188
   300,000 Nissan Auto Receivables Owner Trust,
            Series 2001-A, Class A4,
            5.75% due 06/15/06....................................       303,654
                                                                     -----------
                                                                         664,731
                                                                     -----------
           BANKS - OTHER - 1.44%
    45,000 Asian Development Bank,
            6.38% due 10/01/28....................................        47,643
    70,000 Bank of America Corp.,
            7.40% due 01/15/11....................................        73,109
    55,000 First Union Corp.,
            6.95% due 11/01/04....................................        56,549
    45,000 Inter-American Development Bank,
            7.00% due 06/16/03....................................        46,815
   150,000 J.P. Morgan Chase and Co.,
            6.75% due 02/01/11....................................       152,066
                                                                     -----------
                                                                         376,182
                                                                     -----------

   PAR                                                                MARKET
  VALUE                                                                VALUE

-------------------------------------------------------------------------------
               BANKS - REGIONAL - 2.19%
               BankOne Corp.,
 $250,000       7.88% due 08/01/10...............................   $   269,975
  300,000       6.50% due 02/01/06...............................       303,993
                                                                    -----------
                                                                        573,968
                                                                    -----------
               CONSUMER FINANCE - 0.26%
   65,000      Household Finance Corp.,
                8.00% due 05/09/05...............................        69,241
                                                                    -----------
               FINANCE COMPANIES - 4.10%
  100,000      Discover Card Master Trust I,
                5.60% due 05/16/06...............................       100,812
  130,000      Duke Capital Corp.,
                7.50% due 10/01/09...............................       137,610
   75,000      Ford Motor Credit Co,
                7.50% due 03/15/05...............................        78,037
  225,000      KFW International Finance,
                7.13% due 02/15/05...............................       239,193
  500,000      WFS Financial Owner Trust,
                Series 2000-C, Class A4,
                7.17% due 02/20/08...............................       519,844
                                                                    -----------
                                                                      1,075,496
                                                                    -----------
               FINANCIAL SERVICES - 1.08%
   75,000      CIT Group, Inc.,
                7.50% due 11/14/03...............................        77,935
   40,000      Countrywide Assets - Backed Certificates,
                Series 2000-4, Class AF3,
                7.30% due 05/25/26...............................        41,142
   40,000      Fleet Credit Card Master Trust,
                Series 1999-C, Class A,
                6.90% due 04/16/07...............................        41,825
   50,000      Heller Financial, Inc.,
                7.38% due 11/01/09...............................        51,964
   70,000(/1/) Osprey Trust Senior,
                7.80% due 01/15/03...............................        71,392
                                                                    -----------
                                                                        284,258
                                                                    -----------
               FOODS - 0.18%
   55,000      IBP, Inc.,
                7.95% due 02/01/10...............................        48,350
                                                                    -----------

   PAR                                                                MARKET
  VALUE                                                                VALUE

-------------------------------------------------------------------------------
              INSURANCE - MULTILINE - 0.32%
              Fairfax Financial Holdings, Ltd.,
 $45,000       8.25% due 10/01/15................................   $    35,748
  55,000       7.38% due 03/15/06................................        49,401
                                                                    -----------
                                                                         85,149
                                                                    -----------
              LODGING - 0.28%
  70,000      Hilton Hotels Corp.,
               8.25% due 02/15/11................................        72,133
                                                                    -----------
              MACHINERY -
              INDUSTRIAL/SPECIALTY - 0.86%
 225,000      PHH Corp.,
               8.13% due 02/03/03................................       226,022
                                                                    -----------
              MISCELLANEOUS - 1.47%
 360,000      ING Cap Funding Trust III,
               8.44% due 12/31/49................................       384,853
                                                                    -----------
              OIL - INTEGRATED DOMESTIC - 0.07%
  15,000      Pennzoil Co.,
               10.25% due 11/01/05...............................        17,409
                                                                    -----------
              SUPRANATIONAL - 0.41%
  50,000      Corp Andina De Fomento,
               8.88% due 06/01/05................................        54,490
  50,000      International Finance Corp.,
               7.13% due 04/06/05................................        52,619
                                                                    -----------
                                                                        107,109
                                                                    -----------
              TELECOMMUNICATIONS - 4.57%
 235,000(/2/) AT&T Corp.,
               6.50% due 03/15/29................................       199,527
              British Telecommunication, Plc.,
 290,000       8.13% due 12/15/10................................       302,673
  45,000       7.63% due 12/15/05................................        46,266
 215,000      Koninklijke KPN NV - ADR,
               8.00% due 10/01/10................................       209,260
  60,000      AT & T Canada, Inc.,
               9.95% due 06/15/08................................        51,211
  45,000      Telefonica Europe BV,
               7.75% due 09/15/10................................        47,215
              WorldCom, Inc.,
 180,000       7.38% due 01/15/06................................       186,590
 180,000       6.95% due 08/15/28................................       155,781
                                                                    -----------
                                                                      1,198,523
                                                                    -----------

--------------------------------------------------------------------------------

 56                                              February 28, 2001
       AG CORE BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

   PAR                                                                MARKET
  VALUE                                                                VALUE

-------------------------------------------------------------------------------
               UTILITIES - ELECTRIC - 2.05%
 $240,000      Georgia Power Co.,
                6.20% due 02/01/06...............................   $   242,460
   55,000      Pennsylvania Electric Co., Series C,
                6.63% due 04/01/19...............................        50,765
   45,000      PP&L Transition Bond Co. LLC.,
               Series 1999-,1 Class A7,
                7.05% due 06/25/09...............................        47,755
   65,000      South Carolina Electric & Gas Company,
                6.70% due 02/01/11...............................        66,436
  150,000      Southern California Edison Company,
                7.25% due 03/01/26...............................       129,000
                                                                    -----------
                                                                        536,416
                                                                    -----------
               UTILITIES - GAS, DISTRIBUTION - 0.58%
  150,000      Northern Illinois Gas Company,
                6.63% due 02/01/11...............................       151,943
                                                                    -----------
               UTILITIES - GAS, PIPELINE - 1.26%
   55,000      Peco Energy Transition Trust,
                6.13% due 03/01/09...............................        55,877
  270,000(/1/) Williams Companies, Inc.,
                6.75% due 01/15/16...............................       274,100
                                                                    -----------
                                                                        329,977
                                                                    -----------
               UTILITIES - MISCELLANEOUS - 1.29%
  330,000      PSE&G Transition Funding LLC,
                Series 01-1, Class A7 - ABS,
                6.755 due 06/15/16...............................       338,160
                                                                    -----------
               TOTAL CORPORATE BONDS
               (Cost $6,782,172).................................     6,939,341
                                                                    -----------
               U.S. GOVERNMENT - 66.72%
               FEDERAL AGENCIES - 58.79%
   85,000      Federal Farm Credit Bank,
                6.75% due 07/07/09...............................        90,511
               Federal Home Loan Bank:
   60,000       7.22% due 02/25/03...............................        62,690
   35,000       6.70% due 05/07/03...............................        35,098
   15,000       6.01% due 12/03/08...............................        14,742
   95,000       6.00% due 07/16/03...............................        95,312
   55,000       5.81% due 03/23/09...............................        55,232
   75,000       5.32% due 12/23/08...............................        73,289
  650,000       5.13% due 09/15/03...............................       652,438

    PAR                                                                MARKET
   VALUE                                                                VALUE

--------------------------------------------------------------------------------
           FEDERAL AGENCIES - Continued
           Federal Home Loan Mortgage Corp.:
 $ 145,000  8.00% due 03/01/30....................................   $   149,305
   500,000  6.63% due 09/15/09....................................       532,420
   575,000  6.00% due 03/01/31....................................       562,960
           Federal National Mortgage Association:
   299,971  7.50% due 11/01/14....................................       309,438
   955,000  7.13% due 06/15/10....................................     1,052,439
 3,135,000  7.00% due 03/01/30....................................     3,170,269
   650,000  6.50% due 03/01/30....................................       647,972
   857,030  6.50% due 04/01/29....................................       854,347
 1,315,000  6.50% due 03/01/15....................................     1,328,978
 2,250,000  6.00% due 05/15/08....................................     2,309,760
   250,000  5.81% due 03/02/04....................................       249,960
   145,000  5.69% due 01/23/06....................................       144,819
           Government National Mortgage Association:
   779,295  8.00% due 04/15/30....................................       803,157
   591,771  7.50% due 11/15/30....................................       606,009
   331,218  7.50% due 10/15/29....................................       339,188
   249,738  7.50% due 04/15/29....................................       255,746
   542,230  7.00% due 09/15/28....................................       550,363
   465,121  6.50% due 06/15/29....................................       464,972
                                                                     -----------
                                                                      15,411,414
                                                                     -----------
           GOVERNMENT SPONSORED - 0.68%
   180,000 Tennessee Valley Authority,
            5.63% due 01/18/11....................................       177,950
                                                                     -----------
           GOVERNMENT AGENCY - 0.73%
   550,000 Fico Strip Prn-1 Debts
            Zero Coupon due 05/11/18..............................       191,983
                                                                     -----------
           U. S. TREASURY BONDS/NOTES - 6.52%
   350,000  6.38% due 08/15/02....................................       359,079
 1,000,000  6.25% due 02/15/07....................................     1,072,500
   255,000  6.13% due 08/15/29....................................       277,871
                                                                     -----------
                                                                       1,709,450
                                                                     -----------
           TOTAL U.S. GOVERNMENT
           (Cost $17,217,588).....................................    17,490,797
                                                                     -----------

    PAR                                                               MARKET
   VALUE                                                               VALUE

--------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 29.09%
            REPURCHASE AGREEMENT
 $7,625,000 State Street Bank, 5.25% dated
             02/28/01, to be repurchased
             at $7,626,112 on 03/01/01,
             collateralized by U.S. Treasury Bill
             4.75%, 11/15/08, with a market
             value of $7,857,588
             (Cost $7,625,000)...................................   $ 7,625,000
                                                                    -----------
            TOTAL INVESTMENTS
            (Cost $31,624,760) - 122.28%.........................    32,055,138
                                                                    -----------
            Other assets less liabilities - (22.28%).............    (5,839,537)
                                                                    -----------
            NET ASSETS - 100.00%.................................   $26,215,601
                                                                    -----------

(/1/) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transaction exempt from registration, normally to qualified institutional buyers. At February 28, 2001, the aggregate value of these securities was $345,492 representing 1.32% of net assets.
(/2/) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate.

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

 February 28, 2001     AG 2 MONEY MARKET FUND (Unaudited)       57
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                     Since Inception*
---------------------------------------------------------------------------------------------
   3.00%                          6.07%                                           5.48%

*September 21, 1998
(a)Average annual total returns are net of expenses.


                                    [CHART]

                                    GROWTH OF $10,000 INVESTMENT
                                   Fiscal Year Ended August 31

                                         AG
                                     Money Market           NYC 30 Day
                                        Fund                 CD Rate
                                     -----------       ------------------
                    9/21/98              10,000                 10,000
                      11/98              10,122                 10,086
                       2/99              10,234                 10,192
                       5/99              10,347                 10,298
                       8/99              10,466                 10,411
                      11/99              10,597                 10,531
                       2/00              10,739                 10,644
                       5/00              10,891                 10,776
                    8/31/00              11,059                 10,906
                   11/30/00              11,229                 11,039
                    2/28/01              11,391                 11,158

 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

                                Top 10 Holdings

   1. Aon Corp.,
       5.27% due 04/04/01........   4.03%
   2. CIT Group Holdings, Inc.,
       5.50% due 04/20/01........   3.24%
   3. United Healthcare Corp.,
       5.53% due 03/19/01........   3.23%
   4. Cardinal Health, Inc.,
       5.30% due 04/30/01........   3.07%
   5. Baxter International, Inc.,
       5.55% due 03/01/01........   2.71%
   6. Ford Motor Credit,
       5.91% due 10/01/01........   2.70%
   7. Merrill Lynch & Co.,
       5.47% due 11/01/01........   2.70%
   8. Household Finance Corp.,
       5.89% due 07/13/01........   2.70%
   9. Morgan Stanley Dean Witter,
       5.66% due 06/20/01........   2.70%
  10. Salomon Smith Barney
      Holdings,
       6.18% due 03/01/01........   2.70%

MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
The Fund returned 3.00% during the six months ended February 28, 2001, beating the 2.31% return of its index, the NYC Banks' 30-day CD Rate.

What are the dominant portfolio themes?
The portfolio is overweighted in Tier I commercial paper and underweighted in bank obligations. Over past six months, the Fund has increased its allocation to both asset-backed commercial paper and floating rate notes each by 9%. The portfolio is shorter than the index, however, this is skewed by holdings of daily reset floating rate instruments.

What is your outlook for the next fiscal period?
The short end of the curve will continue to see tremendous cashflow as the equity markets remain extremely volatile. This is occurring at the same time as issuance of nonfinancial commercial paper outstanding has fallen (-13.7%) since November 2000. Additionally, traditional buyers of Tier II commercial paper have migrated in a flight to quality to the Tier I category. The Fed will continue to ease aggressively in an attempt to revive the economy as both the consumer and investment spending have been contracting.



--------------------------------------------------------------------------------

 58                                              February 28, 2001
           AG 2 MONEY MARKET FUND SCHEDULE OF INVESTMENTS (Unaudited)

    PAR                                                                MARKET
   VALUE                                                                VALUE

--------------------------------------------------------------------------------
           COMMERCIAL PAPER - 99.76%
           ASSET BACKED COMMERCIAL PAPER - 18.34%
           Ciesco L P:
 $ 427,000  5.65% due 03/08/01....................................   $   426,528
   497,000  5.34% due 04/05/01....................................       494,411
   400,000  5.28% due 04/27/01....................................       396,645
           Delaware Funding Corp.:
   724,000  5.30% due 04/26/01....................................       718,013
   700,000  5.04% due 05/29/01....................................       691,274
           Govco, Inc.:
   300,000  5.45% due 04/12/01....................................       298,078
   412,000  5.25% due 05/16/01....................................       407,423
   682,000  5.24% due 05/16/01....................................       674,438
           Receivables Capital Corp.:
   900,000  5.47% due 03/05/01....................................       899,451
   500,000  5.36% due 04/05/01....................................       497,389
           Windmill Funding Corp.:
 1,000,000  5.48% due 03/21/01....................................       996,952
   300,000  5.36% due 04/06/01....................................       298,386
                                                                     -----------
                                                                       6,798,988
                                                                     -----------
           BANKS - REGIONAL - 4.00%
           Bank One:
 1,000,000  5.20% due 05/18/01....................................       988,688
   500,000  5.00% due 05/10/01....................................       495,138
                                                                     -----------
                                                                       1,483,826
                                                                     -----------
           CHEMICAL - MAJOR - 1.70%
   632,000 DuPont (E.I.) de Nemours & Co.,
            6.30% due 03/08/01....................................       631,216
                                                                     -----------
           ENTERTAINMENT - 1.88%
   704,000 Walt Disney,
            5.40% due 04/26/01....................................       698,043
                                                                     -----------
           FINANCE COMPANIES - 13.50%
   500,000 Caterpillar Financial Services,
            5.10% due 04/26/01....................................       496,032
 1,209,000 CIT Group Holdings, Inc.,
            5.50% due 04/20/01....................................     1,199,696
 1,000,000 Ford Motor Credit,
            5.91% due 10/01/01....................................     1,000,891
   800,000 General Electric Cap Svcs, Inc.,
            5.55% due 03/23/01....................................       797,269

    PAR                                                                MARKET
   VALUE                                                                VALUE

--------------------------------------------------------------------------------
            FINANCE COMPANIES - Continued
 $1,000,000 International Lease Financial Corp.,
             6.02% due 04/03/01...................................   $   994,429
    515,000 Omnicom Cap,
             5.54% due 03/02/01...................................       514,921
                                                                     -----------
                                                                       5,003,238
                                                                     -----------
            FOODS - 2.69%
  1,000,000 Safeway, Inc.,
             6.72% due 03/14/01...................................       997,538
                                                                     -----------
            FINANCIAL SERVICES - 5.39%
  1,000,000 Household Finance Corp.,
             5.89% due 07/13/01...................................     1,000,488
  1,000,000 Textron Fin. Corp.,
             5.62% due 03/09/01...................................       998,741
                                                                     -----------
                                                                       1,999,229
                                                                     -----------
            GOVERNMENT SPONSORED - 7.19%
            Federal Home Loan Bank:
    980,000  5.42% due 04/12/01...................................       973,762
    800,000  5.37% due 04/06/01...................................       795,669
    900,000 Federal National Mortgage Association,
             5.40% due 03/29/01...................................       896,190
                                                                     -----------
                                                                       2,665,621
                                                                     -----------



            HARDWARE & TOOLS - 3.63%
            Snap-on, Inc.:
    750,000  6.35% due 03/13/01...................................       748,389
    600,000  5.32% due 04/16/01...................................       595,913
                                                                     -----------
                                                                       1,344,302
                                                                     -----------
            HEALTHCARE - 9.64%
            Baxter International, Inc.:
    234,000  6.60% due 03/06/01...................................       233,781
  1,004,000  5.55% due 03/01/01...................................     1,004,000
            Cardinal Health, Inc.,
  1,147,000  5.30% due 04/30/01...................................     1,136,858
            United Healthcare Corp.,
  1,202,000  5.53% due 03/19/01...................................     1,198,668
                                                                     -----------
                                                                       3,573,307
                                                                     -----------
            INSURANCE - CASUALTY - 4.21%
            Ace Ina Holdings, Inc.:
    977,000  5.46% due 05/04/01...................................       967,508
    600,000  5.35% due 05/11/01...................................       593,667
                                                                     -----------
                                                                       1,561,175
                                                                     -----------

    PAR                                                                MARKET
   VALUE                                                                VALUE

--------------------------------------------------------------------------------
            INSURANCE - MULTILINE - 4.03%
            Aon Corp.,
 $1,500,000  5.27% due 04/04/01...................................   $ 1,492,533
                                                                     -----------
            PHOTOGRAPHY - 3.60%
            Eastman Kodak Co.:
    500,000  6.35% due 03/20/01...................................       498,305
    350,000  5.42% due 03/30/01...................................       348,468
    492,000  5.25% due 05/15/01...................................       486,601
                                                                     -----------
                                                                       1,333,374
                                                                     -----------
            LEISURE - 4.21%
            Harley-Davidson Funding:
    716,000  5.47% due 03/22/01...................................       713,710
    423,000  5.46% due 03/19/01...................................       421,841
    426,000  5.25% due 03/26/01...................................       424,446
                                                                     -----------
                                                                       1,559,997
                                                                     -----------
            SECURITIES RELATED - 15.75%
            Bear Stearns Cos:
  1,000,000  6.33% due 03/07/01...................................       998,943
    300,000  6.25% due 03/28/01...................................       298,578
            Goldman Sachs Group, Inc.,
    300,000  5.43% due 03/12/01...................................       998,334
            Merrill Lynch & Co.:
    243,000  5.48% due 04/12/01...................................       241,433
  1,000,000  5.47% due 11/01/01...................................     1,000,595
            Morgan Stanley Dean Witter:
  1,000,000  5.66% due 06/20/01...................................     1,000,000
    300,000  5.50% due 04/11/01...................................       298,107
  1,000,000 Salomon Smith Barney Holdings,
             6.18% due 03/01/01...................................     1,000,000
                                                                     -----------
                                                                       5,835,990
                                                                     -----------
            TOTAL COMMERCIAL PAPER
            (Cost $36,978,377) - 99.76%...........................   $36,978,377
                                                                     -----------
            Other assets less liabilities - 0.24%.................        90,619
                                                                     -----------
            NET ASSETS - 100.00%..................................   $37,068,996
                                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

 February 28, 2001                                              59
                AG AGGRESSIVE GROWTH LIFESTYLE FUND (Unaudited)
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                      Since Inception*
----------------------------------------------------------------------------------------------
  (18.32%)                       (13.76%)                                          12.78%

*September 21, 1998
(a)Average annual total returns are net of expenses.


                                    [CHART]

                                    GROWTH OF $10,000 INVESTMENT
                                   Fiscal Year Ended August 31

                            AG Aggressive Growth       S&P 500
                              Lifestyle Fund            Index       Benchmark*
                           -------------------      -----------   -------------

             9/21/98              10,000                 10,000         10,000
               11/98              11,273                 11,396         11,188
                2/99              11,510                 12,166         11,424
                5/99              12,224                 12,832         12,236
                8/99              12,638                 13,057         12,333
               11/99              13,969                 13,778         13,001
                2/00              15,551                 13,593         13,818
                5/00              14,675                 14,177         13,543
             8/31/00              16,418                 15,188         14,484
            11/30/00              13,694                 13,196         12,624
             2/28/01              13,410                 12,479         12,202

   * Reflects returns from October 1, 1998 to February 28, 2001, because the benchmark's value is only published at the end of the month.


 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
The Fund underperformed its blended benchmark returning -18.32% versus -15.76% for the blended benchmark, as the Fund's holdings in the small, medium, and large capitalization domestic equity sectors declined 35% or more. The Fund largely matched the weak performance of the widely followed Standard & Poor's 500.

What were the dominant portfolio themes?
The dominant theme was the punishing under performance of the growth sectors. The telecommunication, media, and technology industries which had performed so strongly into March of 2000, continued to have their valuation levels and future earnings prospects severally questioned by investors.

Which portfolio holdings most enhanced the Fund's performance?
Domestic bonds were solid positive contributors over the six months ending February 28, 2001. Bonds which rose over 7%, provided timely diversification against the equity market sell off that pummeled the growth sectors. Also, the domestic equity small and medium capitalization value sectors had positive returns as these areas are more exposed to traditional industries.

Were there any disappointments in the Fund?
The growth equity sector was by far the most disappointing over this six month period. The sell off here has pulled down the performance of the not just the Fund but broad indices such as the Dow Jones Industrial average and the Standard & Poor's 500.

What is your outlook for the next fiscal period?
The outlook for the next fiscal period is challenging. The US economy is near stall speed, Japan has returned to recessionary conditions, and Europe is witnessing a slowdown. None of these bode well for corporate earnings. So until economic growth reaccelerates and corporate earnings become more predictable, the outlook for aggressive equity funds is weak.

--------------------------------------------------------------------------------

 60                                              February 28, 2001
    AG AGGRESSIVE GROWTH LIFESTYLE FUND SCHEDULE OF INVESTMENTS (Unaudited)

   NUMBER                                                             MARKET
  OF SHARES                                                            VALUE

--------------------------------------------------------------------------------
             AFFILIATED INVESTMENT
             COMPANIES - 100.09%
             BOND FUND - 10.01%
     166,544 NAFVPS II AG Core Bond Fund.........................   $ 1,630,461
                                                                    -----------
             INTERNATIONAL EQUITY FUNDS - 25.02%
     343,409 NAFVPS II International Growth Fund.................     4,076,268
                                                                    -----------
             LARGE CAP EQUITY FUNDS - 35.03%
     309,730 NAFVPS II Goldman Sachs
             Large Cap Growth Fund...............................     3,261,456
     217,603 NAFVPS II State Street
             Large Cap Value Fund................................     2,445,854
                                                                    -----------
                                                                      5,707,310
                                                                    -----------
             MID CAP EQUITY FUNDS - 15.01%
     103,738 NAFVPS II Neuberger Berman MidCap Growth Fund.......       814,343
     122,049 NAFVPS II INVESCO MidCap Value Fund.................     1,630,576
                                                                    -----------
                                                                      2,444,919
                                                                    -----------
             SMALL CAP EQUITY FUNDS - 15.02%
     134,113 NAFVPS II J.P. Morgan Small Cap Growth Fund.........     1,630,808
      74,454 NAFVPS II Small Cap Value Fund......................       815,270
                                                                    -----------
                                                                      2,446,078
                                                                    -----------
             TOTAL AFFILIATED INVESTMENTS COMPANIES
             (Cost $18,410,576) - 100.09%........................    16,305,036
                                                                    -----------
             Other assets less liabilities - (0.09%).............       (14,788)
                                                                    -----------
             NET ASSETS - 100.00%................................   $16,290,248
                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 February 28, 2001                                              61
                 AG MODERATE GROWTH LIFESTYLE FUND (Unaudited)
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                      Since Inception*
----------------------------------------------------------------------------------------------
  (10.42%)                       (3.93%)                                           12.38%

*September 21, 1998
(a)Average annual total returns are net of expenses.


                                    [CHART]

                                    GROWTH OF $10,000 INVESTMENT
                                   Fiscal Year Ended August 31

                           AG Moderate Growth         S&P 500
                             Lifestyle Fund            Index        Benchmark*
                           ------------------        ----------    ------------

             9/21/98              10,000                 10,000         10,000
               11/98              11,081                 11,396         10,965
                2/99              11,248                 12,166         11,169
                5/99              11,899                 12,832         11,876
                8/99              12,039                 13,057         11,856
               11/99              12,905                 13,778         12,360
                2/00              13,840                 13,593         12,879
                5/00              13,531                 14,177         12,834
             8/31/00              14,843                 15,188         13,713
            11/30/00              13,189                 13,196         12,381
             2/28/01              13,296                 12,479         12,182
   * Reflects returns from October 1, 1998 to February 28, 2000, because the benchmark's value is only published at the end of the month.

 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
The Fund moderately outperformed its blended benchmark returning -10.42% versus -11.16% for the blended index as it's 35% allocation to fixed income and 23% invested in value equity funds contributed to the relative performance. The Fund easily outstripped the weak performance of the widely followed Standard & Poor's 500.

What were the dominant portfolio themes?
The dominant theme in the portfolio was the continuing sell off in the domestic growth equity sectors. The small, medium, and large capitalization domestic equity areas all fell 35% or more as investors shunned names in the telecommunication, media, and technology industries.The weakness here overwhelmed gains that occurred in the fixed income and domestic equity value sectors.

Which portfolio holdings most enhanced the Fund's performance?
The domestic fixed income holdings in both the investment grade and the high yield classification made positive contributions. Investment grade bonds rose over 7% for the six months ending February 28, 2001. A 55% allocation was made to high yield in January, 2001. While small, this has proven valuable as the fund's high yield holding is 7.5% higher for the two months ending February 28, 2001.

Were there any disappointments in the Fund?
The growth equity sector was by far the most disappointing. The sell off that began in March, 2000 did not abate. While the value equity area had generally positive returns for this fiscal period, they were insufficient to counter the dropping levels in growth.

What is your outlook for the next fiscal period?
The outlook for the next fiscal period appears to be favorable for fixed income and challenging for equities. The US economy is near zero growth and inflation is low. This in an environment that in the past has led the Federal Reserve to cut rates. That traditionally has been very beneficial for bonds. Zero growth in the economy usually is a time when corporate earnings decline. That is a poor environment for equities. So until economic growth returns, positive returns are likely to come from fixed income.

--------------------------------------------------------------------------------

 62                                              February 28, 2001
     AG MODERATE GROWTH LIFESTYLE FUND SCHEDULE OF INVESTMENTS (Unaudited)

   NUMBER                                                             MARKET
  OF SHARES                                                            VALUE

--------------------------------------------------------------------------------
             AFFILIATED INVESTMENT
             COMPANIES - 100.07%
             BOND FUNDS - 35.03%
     809,667 NAFVPS II AG Core Bond Fund.........................   $ 7,926,641
     153,083 NAFVPS II AG High Yield Bond Fund...................     1,321,109
                                                                    -----------
                                                                      9,247,750
                                                                    -----------
             INTERNATIONAL EQUITY FUND - 18.01%
     400,674 NAFVPS II International Growth Fund.................     4,756,000
                                                                    -----------
             LARGE CAP EQUITY FUNDS - 25.02%
     276,020 NAFVPS II Goldman Sachs Large Cap Growth Fund.......     2,906,492
     329,104 NAFVPS II State Street Large Cap Value Fund.........     3,699,129
                                                                    -----------
                                                                      6,605,621
                                                                    -----------
             MID CAP EQUITY FUNDS - 12.00%
     100,850 NAFVPS II INVESCO MidCap Growth Fund................       791,673
     177,995 NAFVPS II Neuberger Berman MidCap Value Fund........     2,378,012
                                                                    -----------
                                                                      3,169,685
                                                                    -----------
             SMALL CAP EQUITY FUNDS - 10.01%
     108,646 NAFVPS II J.P. Morgan Small Cap Growth Fund.........     1,321,141
     120,650 NAFVPS II Small Cap Value Fund......................     1,321,115
                                                                    -----------
                                                                      2,642,256
                                                                    -----------
             TOTAL AFFILIATED INVESTMENTS COMPANIES
             (Cost $27,812,163) - 100.07%........................    26,421,312
                                                                    -----------
             Other assets less liabilities - (0.07%).............       (18,697)
                                                                    -----------
             NET ASSETS - 100.00%................................   $26,402,615
                                                                    -----------

 SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 February 28, 2001                                              63
               AG CONSERVATIVE GROWTH LIFESTYLE FUND (Unaudited)
      -------------------------------------------------------------------------
                           Average Annual Total Return(a)

  6 Months                        1 Year                                     Since Inception*
---------------------------------------------------------------------------------------------
  (5.28%)                         1.89%                                           11.74%

*September 21, 1998
(a)Average annual total returns are net of expenses.


                                    [CHART]

                                    GROWTH OF $10,000 INVESTMENT
                                   Fiscal Year Ended August 31

                                Conservative Growth        S&P 500
                             Lifestyle Fund            Index        Benchmark*
                           -------------------      -----------   -------------

             9/21/98              10,000                 10,000         10,000
               11/98              10,892                 11,396         10,782
                2/99              11,009                 12,166         10,955
                5/99              11,548                 12,832         11,501
                8/99              11,599                 13,057         11,461
               11/99              12,272                 13,778         11,883
                2/00              12,866                 13,593         12,193
                5/00              12,807                 14,177         12,262
             8/31/00              13,841                 15,188         13,052
            11/30/00              12,862                 13,196         12,223
             2/28/01              13,110                 12,479         12,240
   * Reflects returns from October 1, 1998 to February 28, 2000, because the benchmark's value is only published at the end of the month.

 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

MANAGEMENT OVERVIEW
A discussion with VALIC

How did the Fund perform relative to its benchmark?
The Fund moderately outperformed its blended benchmark returning -5.28% versus -6.22% for the blended index and very widely outstripped the decline in the broadly followed Standard & Poor's 500. The Fund's 55% allocation to fixed income was a significant contributor to relative outperformance as investment grade bonds rose slightly over 7% for the six months ending February 28, 2001.

What were the dominant portfolio themes?
The dominant portfolio themes were the rise in bonds and the decline in the growth equity sector. Bonds provided attractive diversification against the losses that occurred in the growth equity holdings. The growth sector continued with its steep drop. The decline that began in March, 2000 did not find a bottom during this fiscal period. As stocks weakened, the economy slowed, and the Federal Reserve cut interest rates--all of this was highly favorable for bonds.

Which portfolio holdings most enhanced the Fund's performance?
Domestic fixed income was the sector that most enhanced the Fund's performance. While the small and medium capitalization equity sectors had slightly higher returns than fixed income, the 20% of fund assets allocated to them are less than one-half of the 55% allocation that the Fund has in fixed income. In January, the Fund moved 5% of its assets into the domestic high yield category. This has worked very well as high yield had risen over 7% since the year 2001 started.

Were there any disappointments in the Fund?
The domestic growth category was highly disappointing. Despite months of falling stock prices, declining p/e ratios, and earnings disappointments, the growth equity sector did not find a bottom in the fiscal period ending February 28, 2001.

What is your outlook for the next fiscal period?
The outlook for the next fiscal period appears favorable for fixed income. The US economy has little, if any, growth. As capital spending declines, inventories are reduced, and lay-offs rise, the U.S. could have one or more quarters of negative GDP growth. Typically, the Federal Reserve reduces short term interest rates in these such periods. Bonds traditionally have positive total returns. Equities usually fare poorly--earnings decline and corporate bankruptcies rise. Until the economy regains its pace, bonds should be the attractive asset class.

--------------------------------------------------------------------------------

 64                                              February 28, 2001
   AG CONSERVATIVE GROWTH LIFESTYLE FUND SCHEDULE OF INVESTMENTS (Unaudited)

   NUMBER
  OF SHARES                                                       MARKET VALUE

--------------------------------------------------------------------------------
             AFFILIATED INVESTMENT
             COMPANIES - 100.08%
             BOND FUNDS - 55.04%
     806,557 NAFVPS II AG Core Bond Fund......................   $    7,896,189
      91,499 NAFVPS II AG High Yield Bond Fund................          789,633
                                                                 --------------
                                                                      8,685,822
                                                                 --------------
             INTERNATIONAL EQUITY FUND - 10.01%
     133,049 NAFVPS II International Growth...................        1,579,294
                                                                 --------------
             LARGE CAP EQUITY FUNDS - 22.02%
     150,006 NAFVPS II Goldman Sachs Large Cap Growth Fund....        1,579,565
     168,616 NAFVPS II State Street Large Cap Value Fund......        1,895,246
                                                                 --------------
                                                                      3,474,811
                                                                 --------------
             MID CAP EQUITY FUNDS - 7.00%
      40,194 NAFVPS II INVESCO MidCap Growth Fund.............          315,520
      59,109 NAFVPS II Neuberger Berman MidCap Value Fund.....          789,690
                                                                 --------------
                                                                      1,105,210
                                                                 --------------
             SMALL CAP EQUITY FUNDS - 6.01%
      38,972 NAFVPS II J.P. Morgan Small Cap Growth Fund......          473,899
      43,269 NAFVPS II Small Cap Value Fund...................          473,801
                                                                 --------------
                                                                        947,700
                                                                 --------------
             TOTAL AFFILIATED INVESTMENTS COMPANIES
             (Cost $16,198,139) - 100.08%.....................       15,792,837
                                                                 --------------
             Other assets less liabilities - (0.08%)..........          (13,282)
                                                                 --------------
             NET ASSETS - 100.00%.............................   $   15,779,555
                                                                 --------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 February 28, 2001                                              65
                STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

                                        GOLDMAN                                 STATE      NEUBERGER
                                         SACHS       INVESCO    J.P. MORGAN    STREET       BERMAN                 AG SOCIALLY
                        INTERNATIONAL  LARGE CAP     MIDCAP      SMALL CAP    LARGE CAP     MIDCAP     SMALL CAP   RESPONSIBLE
                         GROWTH FUND  GROWTH FUND  GROWTH FUND  GROWTH FUND  VALUE FUND   VALUE FUND  VALUE FUND      FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost..   $30,751,156  $35,810,769  $22,046,749  $31,014,937  $15,030,436  $39,765,744 $16,236,323  $12,360,139
                         -----------  -----------  -----------  -----------  -----------  ----------- -----------  -----------
Investments, at
market................   $29,311,438  $29,789,436  $17,473,581  $25,934,418  $15,658,842  $41,158,792 $16,780,588  $12,552,779
Cash (overdraft)......        34,387          346       12,241       48,373          853           23       6,508          366
Receivable for:
 Investments sold.....            --           --        9,515      225,721      393,877    1,450,586     250,486           --
 Trust shares sold....        11,225      268,755      164,324      194,665       71,081           --      79,924        7,357
 Dividends and
 interest.............        33,219       12,177        2,013        2,879       28,418       46,808      13,529       11,936
 Daily variation
 margin on futures....            --           --           --           --           --           --          --           --
 Expense
 reimbursement........       147,862      294,076      171,472      230,836      135,344      166,702     118,660      150,965
Other assets..........       175,106        4,505       31,757        4,866        3,234        4,933       3,039        2,400
                         -----------  -----------  -----------  -----------  -----------  ----------- -----------  -----------
TOTAL ASSETS..........    29,713,237   30,369,295   17,864,903   26,641,758   16,291,649   42,827,844  17,252,734   12,725,803
                         -----------  -----------  -----------  -----------  -----------  ----------- -----------  -----------
LIABILITIES:
Payable for:
 Investments
 purchased............       554,796           --      211,553      304,571      460,197    1,329,281     314,307           --
 Trust shares
 reacquired...........        80,766          117           --           48       46,192       25,308       1,006           --
 Custodian fee........        52,871      120,365       52,742       93,440       53,089       64,840      40,451       64,994
 Professional fees....        41,946      101,615       40,755       76,905       40,623       54,272      30,299       50,567
 Report to
 shareholders.........        16,659       41,333       16,288       33,857       16,166       19,775      12,785       21,052
 Daily variation
 margin on futures....            --       47,515           --           --           --           --      17,100       25,415
 Unrealized loss on
 foreign currency
 exchange.............         5,537           --           --           --           --           --          --           --
Payable to affiliates:
 Advisory fees........        20,256       13,397       10,944       18,067        5,712       22,121       8,410        2,525
 Administrative
 services.............        61,270      134,960       56,864      111,317       54,864       78,584      40,214       66,285
 Accounting services..         7,352       16,195        6,824       13,358        6,584        9,430       4,826        7,954
 Trustees' fee........        11,456       26,708       12,267       22,034       12,067       14,548       9,284       14,622
 Transfer agency fee..            79          125           56          111           49          104          33           52
Accrued expenses and
other liabilities.....        13,413       24,615       40,885       21,961       23,137       24,254      20,275        9,993
                         -----------  -----------  -----------  -----------  -----------  ----------- -----------  -----------
TOTAL LIABILITIES.....       866,401      526,945      449,178      695,669      718,680    1,642,517     498,990      263,459
                         -----------  -----------  -----------  -----------  -----------  ----------- -----------  -----------
NET ASSETS............   $28,846,836  $29,842,350  $17,415,725  $25,946,089  $15,572,969  $41,185,327 $16,753,744  $12,462,344
                         -----------  -----------  -----------  -----------  -----------  ----------- -----------  -----------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED
BY:
Trust shares at par
value of $0.01 per
share.................   $    24,299  $    28,334  $    22,173  $    21,339  $    13,860  $    30,900 $    15,306  $    10,931
Additional paid in
capital...............    30,557,173   37,178,524   22,942,888   34,248,889   15,021,593   39,124,496  16,069,792   12,633,865
Accumulated net
realized gain (loss)
on securities.........      (174,028)  (1,128,096)    (977,412)  (3,171,729)     (97,133)     629,679     205,657     (211,911)
Undistributed net
investment income
(loss)................      (115,337)     (34,953)       1,244      (71,891)       6,243        7,204       2,199        2,603
Unrealized
appreciation
(depreciation) of:
 Investments..........    (1,439,718)  (6,021,333)  (4,573,168)  (5,080,519)     628,406    1,393,048     544,265      192,640
 Futures..............            --     (180,126)          --           --           --           --     (83,475)    (165,784)
 Foreign currency
 translation..........        (5,553)          --           --           --           --           --          --           --
                         -----------  -----------  -----------  -----------  -----------  ----------- -----------  -----------
NET ASSETS APPLICABLE
TO SHARES
OUTSTANDING...........   $28,846,836  $29,842,350  $17,415,725  $25,946,089  $15,572,969  $41,185,327 $16,753,744  $12,462,344
                         -----------  -----------  -----------  -----------  -----------  ----------- -----------  -----------
-------------------------------------------------------------------------------------------------------------------------------
SHARES OF BENEFICIAL
INTEREST: (unlimited
shares authorized)
 Outstanding..........     2,429,874    2,833,364    2,217,283    2,133,904    1,385,983    3,090,007   1,530,581    1,093,113
 NET ASSET VALUE,
 OFFERING AND
 REDEMPTION PRICE PER
 SHARE................   $     11.87  $     10.53  $      7.85  $     12.16  $     11.24  $     13.33 $     10.95  $     11.40

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 66                                              February 28, 2001
          STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) - CONTINUED

                                                                                   AG             AG             AG
                              AG           AG           AG          AG 2       AGGRESSIVE      MODERATE     CONSERVATIVE
                          HIGH YIELD    STRATEGIC      CORE         MONEY        GROWTH         GROWTH         GROWTH
                           BOND FUND    BOND FUND    BOND FUND   MARKET FUND LIFESTYLE FUND LIFESTYLE FUND LIFESTYLE FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost....  $14,107,580  $10,102,089  $31,624,760  $36,978,377  $18,410,576    $27,812,163    $16,198,139
                          -----------  -----------  -----------  -----------  -----------    -----------    -----------
Investments, at market..  $13,750,765  $10,063,113  $32,055,138  $36,978,377  $16,305,036    $26,421,312    $15,792,837
Cash (overdraft)........      147,103          785          997          657      (50,092)        33,489        (22,310)
Receivable for:
 Investments sold.......      103,205       46,136      995,197           --      134,522        162,238         68,087
 Trust shares sold......      131,614      124,145       57,991      177,482      116,702         26,937        144,445
 Dividends and
 interest...............      302,343      155,060      230,229       24,847       19,155         87,421            213
 Daily variation margin
 on futures.............           --           --           --           --           --             --             --
 Expense reimbursement..       87,192       85,747       91,402      162,760           --             --             --
Other assets............        1,857        1,697        3,409        4,820           28             --             --
                          -----------  -----------  -----------  -----------  -----------    -----------    -----------
TOTAL ASSETS............   14,524,079   10,476,683   33,434,363   37,348,943   16,525,351     26,731,397     15,983,272
                          -----------  -----------  -----------  -----------  -----------    -----------    -----------
LIABILITIES:
Payable for:
 Investments purchased..      565,068    1,220,629    6,833,463           --      233,817        322,681        202,523
 Trust shares
 reacquired.............       23,544        4,283      192,405           --           36             75             28
 Custodian fee..........       36,725       36,567       37,805       68,521           --             --             --
 Professional fees......       27,875       27,008       29,727       58,078           --             --             --
 Report to
 shareholders...........       11,143       11,025       11,190       19,735           --             --             --
 Daily variation margin
 on futures.............           --           --           --           --           --             --             --
 Unrealized loss on
 foreign currency
 exchange...............           --           --           --           --           --             --             --
Payable to affiliates:
 Advisory fees..........        5,980        3,476        9,806        6,435        1,250          2,020          1,166
 Administrative
 services...............       35,609       34,531       42,821       85,811           --             --             --
 Accounting services....        4,273        4,144        5,138       10,297           --             --             --
 Trustees' fee..........        8,415        8,363        8,074       15,424           --             --             --
 Transfer agency fee....           28           25           59          118           --             --             --
Accrued expenses and
other liabilities.......        6,310        7,690       48,274       15,528           --          4,006             --
                          -----------  -----------  -----------  -----------  -----------    -----------    -----------
TOTAL LIABILITIES.......      724,970    1,357,741    7,218,762      279,947      235,103        328,782        203,717
                          -----------  -----------  -----------  -----------  -----------    -----------    -----------
NET ASSETS..............  $13,799,109  $ 9,118,942  $26,215,601  $37,068,996  $16,290,248    $26,402,615    $15,779,555
                          -----------  -----------  -----------  -----------  -----------    -----------    -----------
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED
BY:
Trust shares at par
value of $0.01 per
share...................  $    15,995  $     9,381  $    26,771  $   370,690  $    16,883    $    24,988    $    16,137
Additional paid in
capital.................   14,471,641    9,247,079   25,836,583   36,698,306   19,152,088     29,053,570     16,823,049
Accumulated net realized
gain (loss) on
securities..............     (345,041)    (106,649)     (92,197)          --     (344,122)      (808,932)      (477,338)
Undistributed net
investment income
(loss)..................       13,329        9,967       14,066           --     (429,061)      (476,160)      (176,991)
Unrealized appreciation
(depreciation) of:
 Investments............     (356,815)     (38,976)     430,378           --   (2,105,540)    (1,390,851)      (405,302)
 Futures................           --           --           --           --           --             --             --
 Foreign currency
 translation............           --       (1,860)          --           --           --             --             --
                          -----------  -----------  -----------  -----------  -----------    -----------    -----------
NET ASSETS APPLICABLE TO
SHARES OUTSTANDING......  $13,799,109  $ 9,118,942  $26,215,601  $37,068,996  $16,290,248    $26,402,615    $15,779,555
                          -----------  -----------  -----------  -----------  -----------    -----------    -----------
-------------------------------------------------------------------------------------------------------------------------
SHARES OF BENEFICIAL
INTEREST: (unlimited
shares authorized)
 Outstanding............    1,599,491      938,089    2,677,145   37,068,996    1,688,256      2,498,775      1,613,659
 NET ASSET VALUE,
 OFFERING AND REDEMPTION
 PRICE PER SHARE........  $      8.63  $      9.72  $      9.79  $      1.00  $      9.65    $     10.57    $      9.78

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 Six Months Ended February 28, 2001                             67
                      STATEMENTS OF OPERATIONS (Unaudited)

                                    GOLDMAN                                  STATE     NEUBERGER
                                     SACHS        INVESCO    J.P. MORGAN     STREET      BERMAN                AG SOCIALLY
                    INTERNATIONAL  LARGE CAP      MIDCAP      SMALL CAP    LARGE CAP     MIDCAP    SMALL CAP   RESPONSIBLE
                     GROWTH FUND  GROWTH FUND   GROWTH FUND  GROWTH FUND   VALUE FUND  VALUE FUND  VALUE FUND     FUND

---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of
foreign
withholding taxes
of $6,796 for
International
Growth Fund)......   $    56,775  $     66,475  $    10,007  $     31,583  $  104,353  $  128,935  $   67,147  $    68,638
Interest..........        42,461        42,274       70,154        62,479      10,301      80,648      40,994       51,182
                     -----------  ------------  -----------  ------------  ----------  ----------  ----------  -----------
 Total investment
 income...........        99,236       108,749       80,161        94,062     114,654     209,583     108,141      119,820
                     -----------  ------------  -----------  ------------  ----------  ----------  ----------  -----------
EXPENSES:
Advisory fees.....        84,038        87,631       54,309       121,598      30,343      92,892      29,659       16,605
Custodian fees....         5,853         9,927        4,235         8,479       3,813       7,307       1,878        4,256
Administrative
fee...............        23,344        39,832       17,500        35,764      15,171      30,964       9,886       16,605
Professional
fees..............        13,026        33,038       10,130        23,093       9,750      18,238       5,896       12,614
Report to
shareholders......         3,288         7,497        2,648         6,926       2,495       3,615       1,830        3,289
Trustees' fees and
expenses..........         2,770         7,840        3,038         6,673       2,785       4,029       1,661        3,502
Accounting
services..........         2,801         4,780        2,100         4,292       1,821       3,716       1,186        1,993
Transfer agency
fee...............            79           125           56           111          49         104          33           52
Licensing fee.....            --         3,461        2,174         4,916      11,667       6,745      11,667           --
Pricing services..         1,308         2,300          961         2,054         850       1,686         506          959
Miscellaneous.....         3,866         4,804        1,895         4,537       2,277       6,165       1,157        2,107
                     -----------  ------------  -----------  ------------  ----------  ----------  ----------  -----------
 Total expenses...       140,373       201,235       99,046       218,443      81,021     175,461      65,359       61,982
                     -----------  ------------  -----------  ------------  ----------  ----------  ----------  -----------
 Expense
 reimbursement....       (40,899)      (64,333)     (43,364)      (52,490)    (31,865)    (45,412)    (27,034)     (24,828)
                     -----------  ------------  -----------  ------------  ----------  ----------  ----------  -----------
NET INVESTMENT
INCOME (LOSS).....          (238)      (28,153)      24,479       (71,891)     65,498      79,534      69,816       82,666
                     -----------  ------------  -----------  ------------  ----------  ----------  ----------  -----------
REALIZED AND
UNREALIZED GAIN
(LOSS) ON
SECURITIES AND
FOREIGN CURRENCY
RELATED
TRANSACTIONS:
Net realized gain
(loss) on
securities and
foreign currency
related
transactions:
 Investments......        12,416      (638,482)   1,377,001    (3,080,967)     50,733     825,024     388,719      (50,464)
 Capital gain
 distributions ...            --            --           --            --          --          --          --           --
 Futures & options
 contracts........            --       (56,373)          --            --          --          --     (19,453)    (140,979)
 Foreign currency
 transactions.....       (53,911)           --           --            --          --          --          --           --
                     -----------  ------------  -----------  ------------  ----------  ----------  ----------  -----------
 Net realized gain
 (loss) on
 securities and
 foreign currency
 related
 transactions.....       (41,495)     (694,855)   1,377,001    (3,080,967)     50,733     825,024     369,266     (191,443)
                     -----------  ------------  -----------  ------------  ----------  ----------  ----------  -----------
Net unrealized
appreciation
(depreciation) of
securities and
foreign currency
related
transactions:
 Investments......    (2,882,310)  (13,884,923)  (7,408,197)  (11,172,334)   (316,628)   (638,483)    238,772   (2,346,770)
 Futures
 contracts........            --      (185,349)          --            --          --          --    (105,250)    (186,322)
 Foreign currency
 translations.....        (5,553)           --           --            --          --          --          --           --
                     -----------  ------------  -----------  ------------  ----------  ----------  ----------  -----------
 Net unrealized
 appreciation
 (depreciation) of
 securities and
 foreign currency
 related
 transactions.....    (2,887,863)  (14,070,272)  (7,408,197)  (11,172,334)   (316,628)   (638,483)    133,522   (2,533,092)
                     -----------  ------------  -----------  ------------  ----------  ----------  ----------  -----------
  Net realized and
  unrealized gain
  (loss) on
  securities and
  foreign currency
  related
  transactions....    (2,929,358)  (14,765,127)  (6,031,196)  (14,253,301)   (265,895)    186,541     502,788   (2,724,535)
                     -----------  ------------  -----------  ------------  ----------  ----------  ----------  -----------
 INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..   $(2,929,596) $(14,793,280) $(6,006,717) $(14,325,192) $ (200,397) $  266,075  $  572,604  $(2,641,869)
                     -----------  ------------  -----------  ------------  ----------  ----------  ----------  -----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 68                             Six Months Ended February 28, 2001
                STATEMENTS OF OPERATIONS (Unaudited) - CONTINUED

                                                                              AG                         AG
                                                                 AG 2     AGGRESSIVE   AG MODERATE  CONSERVATIVE
                              AG          AG          AG        MONEY       GROWTH       GROWTH        GROWTH
                          HIGH YIELD  STRATEGIC   CORE BOND     MARKET     LIFESTYLE    LIFESTYLE    LIFESTYLE
                          BOND FUND   BOND FUND      FUND        FUND        FUND         FUND          FUND

----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends...............  $    4,875  $    5,489  $       --  $       --  $    60,969  $   212,237   $  204,832
Interest................     409,968     303,848     444,377     947,227          684        1,060          431
                          ----------  ----------  ----------  ----------  -----------  -----------   ----------
 Total investment
 income.................     414,843     309,337     444,377     947,227       61,653      213,297      205,263
                          ----------  ----------  ----------  ----------  -----------  -----------   ----------
EXPENSES:
Advisory fees...........      23,853      18,395      33,892      36,252        7,198       10,093        6,633
Custodian fees..........       1,762       1,893       4,326      10,129           --           --           --
Administrative fee......       8,519       7,664      16,946      36,252           --           --           --
Professional fees.......       5,966       5,253       8,679      21,332           --           --           --
Report to shareholders..       1,490       1,492       2,007       4,094           --           --           --
Trustees' fees and
expenses................       1,585       1,583       1,509       5,063           --           --           --
Accounting services.....       1,022         920       2,034       4,350           --           --           --
Transfer agency fee.....          28          25          59         118
Licensing fee...........          --          --          --          --           --           --           --
Pricing services........         444         426         940       2,077           --           --           --
Miscellaneous...........       1,319       1,104       3,417       4,794           --           --           --
                          ----------  ----------  ----------  ----------  -----------  -----------   ----------
 Total expenses.........      45,988      38,755      73,809     124,461        7,198       10,093        6,633
                          ----------  ----------  ----------  ----------  -----------  -----------   ----------
 Expense reimbursement..     (12,252)    (11,467)    (20,730)    (43,257)          --           --           --
                          ----------  ----------  ----------  ----------  -----------  -----------   ----------
NET INVESTMENT INCOME
(LOSS)..................     381,107     282,049     391,298     866,023       54,455      203,204      198,630
                          ----------  ----------  ----------  ----------  -----------  -----------   ----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
SECURITIES AND FOREIGN
CURRENCY RELATED
TRANSACTIONS:
Net realized gain (loss)
on securities and
foreign currency related
transactions:
 Investments............    (184,713)    (46,383)     69,512          --     (519,670)    (914,073)    (347,036)
 Capital gain
 distributions..........          --          --          --          --      932,092    1,047,617      399,192
 Futures & options
 contracts..............          --          --          --          --           --           --           --
 Foreign currency
 transactions...........          --          --          --          --           --           --           --
                          ----------  ----------  ----------  ----------  -----------  -----------   ----------
 Net realized gain
 (loss) on securities
 and foreign currency
 related transactions...    (184,713)    (46,383)     69,512          --      412,422      133,544       52,156
                          ----------  ----------  ----------  ----------  -----------  -----------   ----------
Net unrealized
appreciation
(depreciation) of
securities and foreign
currency related
transactions:
 Investments............     (96,801)     10,686     556,602          --   (3,424,746)  (2,567,784)    (958,594)
 Futures contracts......          --          --          --          --           --           --           --
 Foreign currency
 translations...........          30      (1,860)         --          --           --           --           --
                          ----------  ----------  ----------  ----------  -----------  -----------   ----------
 Net unrealized
 appreciation
 (depreciation) of
 securities and foreign
 currency related
 transactions...........     (96,771)      8,826     556,602          --   (3,424,746)  (2,567,784)    (958,594)
                          ----------  ----------  ----------  ----------  -----------  -----------   ----------
  Net realized and
  unrealized gain (loss)
  on securities and
  foreign currency
  related transactions..    (281,484)    (37,557)    626,114          --   (3,012,324)  (2,434,240)    (906,438)
                          ----------  ----------  ----------  ----------  -----------  -----------   ----------
 INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS........  $   99,623  $  244,492  $1,017,412  $  866,023  $(2,957,869) $(2,231,036)  $ (707,808)
                          ----------  ----------  ----------  ----------  -----------  -----------   ----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) 69


                        INTERNATIONAL             GOLDMAN SACHS                 INVESCO                 J.P. MORGAN
                         GROWTH FUND          LARGE CAP GROWTH FUND       MIDCAP GROWTH FUND       SMALL CAP GROWTH FUND
                   ------------------------  -------------------------  ------------------------  ------------------------
                     For Six                   For Six                    For Six                   For Six
                     Months       For the      Months       For the       Months       For the      Months       For the
                      Ended     Fiscal Year     Ended     Fiscal Year      Ended     Fiscal Year     Ended     Fiscal Year
                    February       Ended      February       Ended       February       Ended      February       Ended
                       28,      August 31,       28,       August 31,       28,      August 31,       28,      August 31,
                   -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
                      2001         2000         2001          2000         2001         2000         2001         2000
                   ------------------------  -------------------------  ------------------------  ------------------------
OPERATIONS:
Net investment
income (loss)....  $      (238) $    29,265  $   (28,153) $    (32,670) $    24,479  $   (17,827) $   (71,891) $  (144,339)
Net realized gain
(loss) on
securities and
foreign currency
related
transactions.....      (41,495)   1,441,224     (694,855)    1,402,794    1,377,001    1,207,268   (3,080,967)   3,990,697
Net unrealized
appreciation
(depreciation) of
securities and
foreign currency
related
transactions.....   (2,887,863)   1,014,380  (14,070,272)    5,723,092   (7,408,197)   2,510,021  (11,172,334)   4,433,309
                   -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......   (2,929,596)   2,484,869  (14,793,280)    7,093,216   (6,006,717)   3,699,462  (14,325,192)   8,279,667
                   -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
DISTRIBUTIONS TO
SHAREHOLDERS
FROM:
Net investment
income...........      (59,030)    (124,079)      (6,800)       (2,763)     (23,235)          --           --           --
Net realized gain
on securities....   (1,503,938)    (263,934)  (1,623,843)     (771,386)  (3,479,283)    (915,938)  (3,686,751)  (1,294,227)
                   -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
 Decrease in net
 assets resulting
 from
 distributions to
 shareholders....   (1,562,968)    (388,013)  (1,630,643)     (774,149)  (3,502,518)    (915,938)  (3,686,751)  (1,294,227)
                   -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
TRUST SHARE
TRANSACTIONS:
Proceeds from
shares sold......   23,054,716    5,116,241   14,637,405    14,951,467   12,761,257    4,332,083   14,511,223   20,675,764
Reinvestment of
distributions....    1,562,968      388,013    1,630,643       774,149    3,502,518      915,938    3,686,751    1,294,227
Cost of shares
reacquired.......   (2,993,491)  (2,701,134)  (5,984,652)   (5,370,934)  (2,109,258)  (2,655,563)  (8,239,456)  (5,799,255)
                   -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
 Increase
 (decrease) in
 net assets
 resulting from
 trust share
 transactions....   21,624,193    2,803,120   10,283,396    10,354,682   14,154,517    2,592,458    9,958,518   16,170,736
                   -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS...........   17,131,629    4,899,976   (6,140,527)   16,673,749    4,645,282    5,375,982   (8,053,425)  23,156,176
NET ASSETS:
Beginning of
period...........   11,715,207    6,815,231   35,982,877    19,309,128   12,770,443    7,394,461   33,999,514   10,843,338
                   -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
End of period....  $28,846,836  $11,715,207  $29,842,350  $ 35,982,877  $17,415,725  $12,770,443  $25,946,089  $33,999,514
                   -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
Undistributed net
investment income
(loss) included
in net
assets at the end
of the period....  $  (115,337) $   (56,069) $   (34,953) $         --  $     1,244  $        --  $   (71,891) $        --
                   -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
TRUST SHARES
ISSUED AND
REACQUIRED:
Sold.............    1,739,007      343,676    1,098,142       935,327    1,187,596      305,086      908,030      952,777
Issued for
distributions
reinvested.......      130,023       25,167      142,257        49,085      407,872       73,806      286,238       64,008
Reacquired.......     (231,105)    (184,544)    (442,395)     (332,400)    (161,456)    (189,416)    (523,210)    (283,473)
                   -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
 Increase
 (decrease) in
 trust shares
 outstanding.....    1,637,925      184,299      798,004       652,012    1,434,012      189,476      671,058      733,312
Trust shares
outstanding:
 Beginning of
 period..........      791,949      607,650    2,035,360     1,383,348      783,271      593,795    1,462,846      729,534
                   -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
 End of period...    2,429,874      791,949    2,833,364     2,035,360    2,217,283      783,271    2,133,904    1,462,846
                   -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
                         STATE STREET
                     LARGE CAP VALUE FUND
                   --------------------------
                     For Six       For the
                      Months     Fiscal Year
                      Ended         Ended
                   February 28,  August 31,
                   ------------- ------------
                       2001         2000
                   --------------------------
OPERATIONS:
Net investment
income (loss)....  $    65,498   $   106,856
Net realized gain
(loss) on
securities and
foreign currency
related
transactions.....       50,733       201,690
Net unrealized
appreciation
(depreciation) of
securities and
foreign currency
related
transactions.....     (316,628)      514,937
                   ------------- ------------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......     (200,397)      823,483
                   ------------- ------------
DISTRIBUTIONS TO
SHAREHOLDERS
FROM:
Net investment
income...........      (49,554)     (102,781)
Net realized gain
on securities....     (117,357)   (1,266,735)
                   ------------- ------------
 Decrease in net
 assets resulting
 from
 distributions to
 shareholders....     (166,911)   (1,369,516)
                   ------------- ------------
TRUST SHARE
TRANSACTIONS:
Proceeds from
shares sold......    7,470,081     4,970,134
Reinvestment of
distributions....      166,911     1,369,516
Cost of shares
reacquired.......   (2,780,894)   (2,565,833)
                   ------------- ------------
 Increase
 (decrease) in
 net assets
 resulting from
 trust share
 transactions....    4,856,098     3,773,817
                   ------------- ------------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS...........    4,488,790     3,227,784
NET ASSETS:
Beginning of
period...........   11,084,179     7,856,395
                   ------------- ------------
End of period....  $15,572,969   $11,084,179
                   ------------- ------------
Undistributed net
investment income
(loss) included
in net
assets at the end
of the period....  $     6,243   $    (9,701)
                   ------------- ------------
TRUST SHARES
ISSUED AND
REACQUIRED:
Sold.............      660,011       448,103
Issued for
distributions
reinvested.......       15,036       126,460
Reacquired.......     (244,411)     (230,591)
                   ------------- ------------
 Increase
 (decrease) in
 trust shares
 outstanding.....      430,636       343,972
Trust shares
outstanding:
 Beginning of
 period..........      955,347       611,375
                   ------------- ------------
 End of period...    1,385,983       955,347
                   ------------- ------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 70       STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) - CONTINUED


                       NEUBERGER BERMAN                                       AG SOCIALLY                  AG HIGH
                      MIDCAP VALUE FUND        SMALL CAP VALUE FUND         RESPONSIBLE FUND           YIELD BOND FUND
                   -------------------------  ------------------------  -------------------------  ------------------------
                                                             For the                                              For the
                                   For the                    Fiscal                    For the                    Fiscal
                     For Six     Fiscal Year    For Six        Year       For Six     Fiscal Year    For Six        Year
                   Months Ended     Ended     Months Ended    Ended     Months Ended     Ended     Months Ended    Ended
                   February 28,  August  31,  February 28,  August 31,  February 28,  August 31,   February 28,  August 31,
                   ------------  -----------  ------------  ----------  ------------  -----------  ------------  ----------
                      2001          2000         2001          2000        2001          2000         2001          2000
                   -------------------------  ------------------------  -------------------------  ------------------------
OPERATIONS:
Net investment
 income (loss)...  $    79,534   $    48,285  $    69,816   $   86,616  $    82,666   $   120,854  $   381,107   $  564,636
Net realized gain
 (loss) on
 securities and
 foreign currency
 related
 transactions....      825,024       891,119      369,266      650,162     (191,443)      129,596     (184,713)    (112,017)
Net unrealized
 appreciation
 (depreciation)
 of securities
 and foreign
 currency related
 transactions....     (638,483)    2,463,897      133,522      286,517   (2,533,092)    1,462,107      (96,771)    (124,411)
                   -----------   -----------  -----------   ----------  -----------   -----------  -----------   ----------
 Increase
  (decrease) in
  net assets
  resulting from
  operations.....      266,075     3,403,301      572,604    1,023,295   (2,641,869)    1,712,557       99,623      328,208
                   -----------   -----------  -----------   ----------  -----------   -----------  -----------   ----------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM:
Net investment
 income..........      (72,790)      (49,332)     (67,617)     (87,688)     (84,024)     (118,219)    (373,681)    (562,080)
Net realized gain
 on securities...   (1,072,838)   (2,428,048)    (783,565)    (224,839)    (147,437)     (391,923)          --           --
                   -----------   -----------  -----------   ----------  -----------   -----------  -----------   ----------
 Decrease in net
  assets
  resulting from
  distributions
  to
  shareholders...   (1,145,628)   (2,477,380)    (851,182)    (312,527)    (231,461)     (510,142)    (373,681)    (562,080)
                   -----------   -----------  -----------   ----------  -----------   -----------  -----------   ----------
TRUST SHARE
 TRANSACTIONS:
Proceeds from
 shares sold.....   29,106,317     7,560,011   11,982,797    1,189,509    1,332,836     3,346,442    8,311,410      132,575
Reinvestment of
 distributions...    1,145,628     2,477,380      851,182      312,527      231,461       510,142      373,681      562,079
Cost of shares
 reacquired......   (5,597,760)   (2,591,607)  (1,222,385)  (3,206,192)    (505,106)   (1,086,455)    (441,500)     (28,233)
                   -----------   -----------  -----------   ----------  -----------   -----------  -----------   ----------
 Increase
  (decrease) in
  net assets
  resulting from
  trust share
  transactions...   24,654,185     7,445,784   11,611,594   (1,704,156)   1,059,191     2,770,129    8,243,591      666,421
                   -----------   -----------  -----------   ----------  -----------   -----------  -----------   ----------
TOTAL INCREASE
 (DECREASE) IN
 NET ASSETS......   23,774,632     8,371,705   11,333,016     (993,388)  (1,814,139)    3,972,544    7,969,533      432,549
NET ASSETS:
Beginning of
 period..........   17,410,695     9,038,990    5,420,728    6,414,116   14,276,483    10,303,939    5,829,576    5,397,027
                   -----------   -----------  -----------   ----------  -----------   -----------  -----------   ----------
End of period....  $41,185,327   $17,410,695  $16,753,744   $5,420,728  $12,462,344   $14,276,483  $13,799,109   $5,829,576
                   -----------   -----------  -----------   ----------  -----------   -----------  -----------   ----------
Undistributed net
 investment
 income (loss)
 included in net
 assets at the
 end of the
 period..........  $     7,204   $       460  $     2,199   $       --  $     2,603   $     3,961  $    13,329   $    5,903
                   -----------   -----------  -----------   ----------  -----------   -----------  -----------   ----------
TRUST SHARES
 ISSUED AND
 REACQUIRED:
Sold.............    2,130,346       610,303    1,096,671      114,312      104,229       249,363      976,790       14,030
Issued for
 distributions
 reinvested......       86,028       228,066       82,877       31,026       19,415        37,876       44,893       60,146
Reacquired.......     (412,064)     (206,664)    (111,148)    (295,109)     (39,055)      (79,002)     (50,470)      (2,977)
                   -----------   -----------  -----------   ----------  -----------   -----------  -----------   ----------
 Increase
  (decrease) in
  trust shares
  outstanding....    1,804,310       631,705    1,068,400     (149,771)      84,589       208,237      971,213       71,199
Trust shares
 outstanding:
 Beginning of
  period.........    1,285,697       653,992      462,181      611,952    1,008,524       800,287      628,278      557,079
                   -----------   -----------  -----------   ----------  -----------   -----------  -----------   ----------
 End of period...    3,090,007     1,285,697    1,530,581      462,181    1,093,113     1,008,524    1,599,491      628,278
                   -----------   -----------  -----------   ----------  -----------   -----------  -----------   ----------
                    AG STRATEGIC BOND FUND
                   -------------------------
                                  For the
                     For Six    Fiscal Year
                   Months Ended    Ended
                   February 28, August 31,
                   ------------ ------------
                      2001         2000
                   -------------------------
OPERATIONS:
Net investment
 income (loss)...   $  282,049  $  455,123
Net realized gain
 (loss) on
 securities and
 foreign currency
 related
 transactions....      (46,383)    (18,508)
Net unrealized
 appreciation
 (depreciation)
 of securities
 and foreign
 currency related
 transactions....        8,826       9,679
                   ------------ ------------
 Increase
  (decrease) in
  net assets
  resulting from
  operations.....      244,492     446,294
                   ------------ ------------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM:
Net investment
 income..........     (284,000)   (468,261)
Net realized gain
 on securities...           --          --
                   ------------ ------------
 Decrease in net
  assets
  resulting from
  distributions
  to
  shareholders...     (284,000)   (468,261)
                   ------------ ------------
TRUST SHARE
 TRANSACTIONS:
Proceeds from
 shares sold.....    4,996,814     178,386
Reinvestment of
 distributions...      284,000     468,261
Cost of shares
 reacquired......   (1,991,956)    (51,318)
                   ------------ ------------
 Increase
  (decrease) in
  net assets
  resulting from
  trust share
  transactions...    3,288,858     595,329
                   ------------ ------------
TOTAL INCREASE
 (DECREASE) IN
 NET ASSETS......    3,249,350     573,362
NET ASSETS:
Beginning of
 period..........    5,869,592   5,296,230
                   ------------ ------------
End of period....   $9,118,942  $5,869,592
                   ------------ ------------
Undistributed net
 investment
 income (loss)
 included in net
 assets at the
 end of the
 period..........   $    9,967  $   11,918
                   ------------ ------------
TRUST SHARES
 ISSUED AND
 REACQUIRED:
Sold.............      515,575      18,221
Issued for
 distributions
 reinvested......       30,313      48,049
Reacquired.......     (205,710)     (5,260)
                   ------------ ------------
 Increase
  (decrease) in
  trust shares
  outstanding....      340,178      61,010
Trust shares
 outstanding:
 Beginning of
  period.........      597,911     536,901
                   ------------ ------------
 End of period...      938,089     597,911
                   ------------ ------------


SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                71
          STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) - CONTINUED


                                                                              AG AGGRESSIVE               AG MODERATE
                                                     AG 2 MONEY                   GROWTH                     GROWTH
                      AG CORE BOND FUND             MARKET FUND               LIFESTYLE FUND             LIFESTYLE FUND
                   -------------------------  -------------------------  -------------------------  -------------------------
                                   For the                    For the                    For the                    For the
                     For Six     Fiscal Year    For Six     Fiscal Year    For Six     Fiscal Year    For Six     Fiscal Year
                   Months Ended     Ended     Months Ended     Ended     Months Ended     Ended     Months Ended     Ended
                   February 28,  August 31,   February 28,  August 31,   February 28,  August 31,   February 28,  August 31,
                   ------------  -----------  ------------  -----------  ------------  -----------  ------------  -----------
                      2001          2000         2001          2000         2001          2000         2001          2000
                   ------------------------   -------------------------  -------------------------  -------------------------
OPERATIONS:
Net investment
income (loss)....  $   391,298   $  333,913   $   866,023   $   729,307  $    54,455   $   116,230  $   203,204   $   254,991
Net realized gain
(loss) on
securities and
foreign currency
related
transactions.....       69,512     (117,216)           --            --      412,422     2,579,462      133,544     2,155,118
Net unrealized
appreciation
(depreciation) of
securities and
foreign currency
related
transactions.....      556,602       57,812            --            --   (3,424,746)       67,795   (2,567,784)      251,025
                   -----------   ----------   -----------   -----------  -----------   -----------  -----------   -----------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......    1,017,412      274,509       866,023       729,307   (2,957,869)    2,763,487   (2,231,036)    2,661,134
                   -----------   ----------   -----------   -----------  -----------   -----------  -----------   -----------
DISTRIBUTIONS TO
SHAREHOLDERS
FROM:
Net investment
income...........     (382,191)    (334,812)     (866,023)     (729,307)    (483,516)     (785,165)    (679,364)   (1,045,937)
Net realized gain
on securities....           --           --            --            --   (2,549,675)     (323,568)  (2,217,029)     (389,589)
                   -----------   ----------   -----------   -----------  -----------   -----------  -----------   -----------
 Decrease in net
 assets resulting
 from
 distributions to
 shareholders....     (382,191)    (334,812)     (866,023)     (729,307)  (3,033,191)   (1,108,733)  (2,896,393)   (1,435,526)
                   -----------   ----------   -----------   -----------  -----------   -----------  -----------   -----------
TRUST SHARE
TRANSACTIONS:
Proceeds from
shares sold......   22,664,562       47,686    22,959,915    22,053,186    5,918,795     3,942,027   13,200,912     4,603,983
Reinvestment of
distributions....      382,191      334,812       866,023       729,307    3,033,191     1,108,733    2,896,393     1,435,526
Cost of shares
reacquired.......   (2,886,130)     (21,010)  (12,184,301)   (7,139,601)    (634,147)   (1,222,220)    (789,633)   (1,391,355)
                   -----------   ----------   -----------   -----------  -----------   -----------  -----------   -----------
 Increase
 (decrease) in
 net assets
 resulting from
 trust share
 transactions....   20,160,623      361,488    11,641,637    15,642,892    8,317,839     3,828,540   15,307,672     4,648,154
                   -----------   ----------   -----------   -----------  -----------   -----------  -----------   -----------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS...........   20,795,844      301,185    11,641,637    15,642,892    2,326,779     5,483,294   10,180,243     5,873,762
NET ASSETS:
Beginning of
period...........    5,419,757    5,118,572    25,427,359     9,784,467   13,963,469     8,480,175   16,222,372    10,348,610
                   -----------   ----------   -----------   -----------  -----------   -----------  -----------   -----------
End of period....  $26,215,601   $5,419,757   $37,068,996   $25,427,359  $16,290,248   $13,963,469  $26,402,615   $16,222,372
                   -----------   ----------   -----------   -----------  -----------   -----------  -----------   -----------
Undistributed net
investment income
(loss) included
in net
assets at the end
of the period....  $    14,066   $    4,959   $        --   $        --  $  (429,061)  $        --  $  (476,160)  $        --
                   -----------   ----------   -----------   -----------  -----------   -----------  -----------   -----------
TRUST SHARES
ISSUED AND
REACQUIRED:
Sold.............    2,361,838        5,024    22,959,915    22,053,186      507,523       284,017    1,089,243       362,941
Issued for
distributions
reinvested.......       39,552       35,617       866,023       729,307      291,382        78,848      263,520       112,592
Reacquired.......     (297,245)      (2,209)  (12,184,301)   (7,139,601)     (48,655)      (89,037)     (62,836)     (111,962)
                   -----------   ----------   -----------   -----------  -----------   -----------  -----------   -----------
 Increase
 (decrease) in
 trust shares
 outstanding.....    2,104,145       38,432    11,641,637    15,642,892      750,250       273,828    1,289,927       363,571
Trust shares
outstanding:
 Beginning of
 period..........      573,000      534,568    25,427,359     9,784,467      938,006       664,178    1,208,848       845,277
                   -----------   ----------   -----------   -----------  -----------   -----------  -----------   -----------
 End of period...    2,677,145      573,000    37,068,996    25,427,359    1,688,256       938,006    2,498,775     1,208,848
                   -----------   ----------   -----------   -----------  -----------   -----------  -----------   -----------
                       AG CONSERVATIVE
                            GROWTH
                        LIFESTYLE FUND
                   --------------------------
                                   For the
                     For Six     Fiscal Year
                   Months Ended     Ended
                   February 28,  August 31,
                   ------------- ------------
                      2001          2000
                   --------------------------
OPERATIONS:
Net investment
income (loss)....  $   198,630   $   283,678
Net realized gain
(loss) on
securities and
foreign currency
related
transactions.....       52,156       938,122
Net unrealized
appreciation
(depreciation) of
securities and
foreign currency
related
transactions.....     (958,594)      446,415
                   ------------- ------------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......     (707,808)    1,668,215
                   ------------- ------------
DISTRIBUTIONS TO
SHAREHOLDERS
FROM:
Net investment
income...........     (375,621)     (744,287)
Net realized gain
on securities....     (871,668)   (1,025,633)
                   ------------- ------------
 Decrease in net
 assets resulting
 from
 distributions to
 shareholders....   (1,247,289)   (1,769,920)
                   ------------- ------------
TRUST SHARE
TRANSACTIONS:
Proceeds from
shares sold......    5,146,446     3,506,229
Reinvestment of
distributions....    1,247,289     1,769,919
Cost of shares
reacquired.......     (926,705)     (335,447)
                   ------------- ------------
 Increase
 (decrease) in
 net assets
 resulting from
 trust share
 transactions....    5,467,030     4,940,701
                   ------------- ------------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS...........    3,511,933     4,838,996
NET ASSETS:
Beginning of
period...........   12,267,622     7,428,626
                   ------------- ------------
End of period....  $15,779,555   $12,267,622
                   ------------- ------------
Undistributed net
investment income
(loss) included
in net
assets at the end
of the period....  $  (176,991)  $        --
                   ------------- ------------
TRUST SHARES
ISSUED AND
REACQUIRED:
Sold.............      494,729       319,603
Issued for
distributions
reinvested.......      124,403       160,540
Reacquired.......      (88,131)      (30,791)
                   ------------- ------------
 Increase
 (decrease) in
 trust shares
 outstanding.....      531,001       449,352
Trust shares
outstanding:
 Beginning of
 period..........    1,082,658       633,306
                   ------------- ------------
 End of period...    1,613,659     1,082,658
                   ------------- ------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 72                NOTES TO FINANCIAL STATEMENTS (Unaudited)
Note 1 -- Organization

 North American Funds Variable Product Series II (the "Series" or "NAFVPS II", formerly American General Series Portfolio Company 3) was organized as a Delaware business trust on May 6, 1998, by The Variable Annuity Life Insurance Company ("VALIC") and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. On August 26, 1998, VALIC contributed $100,000 to the Series as its initial funding. On September 21, 1998, VALIC Separate Account A, invested an additional $74,900,000, and the Series commenced operations. The Series consists of the following 15 separate investment portfolios or "funds", each of which is, in effect, a separate mutual fund issuing its own separate class of shares of beneficial interest.

  International Growth Fund              AG High Yield Bond Fund
  Goldman Sachs Large Cap Growth Fund    AG Strategic Bond Fund
  INVESCO MidCap Growth Fund             AG Core Bond Fund
  J.P. Morgan Small Cap Growth Fund      AG 2 Money Market Fund
  State Street Large Cap Value Fund      AG Aggressive Growth Lifestyle Fund*
  Neuberger Berman MidCap Value Fund     AG Moderate Growth Lifestyle Fund*
  Small Cap Value Fund                   AG Conservative Growth Lifestyle Fund*
  AG Socially Responsible Fund

* The lifestyle funds represent "funds of funds" which invest in the underlying North American Funds Variable Product Series I "NAFVPS I" and NAFVPS II funds.

Note 2 -- Significant Accounting Policies

 The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). GAAP requires accruals which occasionally are based upon management estimates. Actual results could differ from estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.
A. Investment Valuation
 Securities listed or traded on a national exchange are valued daily at their last reported sale price. In the absence of any exchange sales on that day and for unlisted equity securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported asked price. Futures contracts, options thereon and options on stock indexes are valued at the amount which would be received upon a current disposition of such investments (i.e., their fair market value), in the absence of any sales on that day. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, are valued at representative quoted prices. Such quotations generally are obtained from government securities pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities. Publicly-traded corporate bonds are valued at prices obtained from Merrill Lynch Pierce Fenner & Smith and Interactive Data Corporation. Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock. Short-term debt securities for which market quotations are readily available are valued at the last reported bid price. However, any short-term security with a remaining maturity of 60 days or less and all investments of the Money Market Fund are valued by the amortized cost method which approximates fair market value. Portfolio securities that are primarily traded on foreign security exchanges are generally valued at the last sale price on the exchange where such security is primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available, then securities will be valued in good faith by a method that the Series, Board of Trustees, or its delegates, believes accurately reflects fair value. Lifestyle fund securities are valued at the net asset value (market value) of the underlying NAFVPS I and II funds.
B. New Accounting Pronouncement
 In November 2000, a revised American Institute of Certified Public Accountants Audit and Accounting Guide, "Audits of Investments Companies," was issued and is effective for fiscal years beginning after December 15, 2000. The impact of this guide is not expected to be significant.
C. Options, Futures, and Forward Currency Contracts
 Call and Put Options. When a Fund writes a call or a put option, an amount equal to the premium received is recorded as a liability. The liability is "marked to market" daily to reflect the current market value of the option written. When a written option expires, the Fund realizes a gain in the amount of the premium originally received. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.
 Purchased options are recorded as investments. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, to the extent that the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid.
 Futures Contracts. The initial margin deposit made upon entering into a futures contract is held by the custodian bank, in a segregated account, in the name of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marked to market" adjustments on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made daily, as unrealized gains or losses are incurred. When the contract is closed, the Fund realizes a gain or loss in the amount of the cost of or proceeds from the closing transaction less the Fund's basis in the contract.
 Forward Currency Contracts. Certain Funds may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. During the period the forward currency contract is open, the contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts, or if the Fund is unable to enter into a closing position.
D. Repurchase Agreements
 A Fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week)
subject to an obligation of the seller to repurchase and of the fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the fund's holding period. Under each repurchase agreement, the Fund receives, as collateral, securities whose market value is at least equal to the repurchase price.
--------------------------------------------------------------------------------

                                                                73
                        NOTES TO FINANCIAL STATEMENTS (Unaudited) - CONTINUED
E. Foreign Currency Translation
 The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies ("local currencies") are translated into U.S. dollars at prevailing exchange rates at the date of valuation.
 Net realized gains or losses on foreign currency transactions include exchange rate gains and losses from disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and currency gains and losses realized on settlement of other assets and liabilities settled in local currencies.
 In determining realized and unrealized gains or losses on foreign securities for the period, the Funds do not isolate exchange rate fluctuations from local security price fluctuations. Foreign currencies and other assets and liabilities denominated in local currencies are "marked to market" daily to reflect fluctuations in foreign exchange rates.
F. Restricted Securities
 Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Each Fund may invest in 144A securities (in accordance with each Fund's investment restrictions as listed in the Statement of Additional Information) that have been determined to be liquid. In making this determination the Fund will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Fund could consider frequency of trading and available quotes, number of dealers and potential purchasers, dealer undertakings to make a market, and the potential limitations on the transfer of ownership.
G. Federal Income Taxes
 Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore no Federal income tax provision is required.
H. Investment Transactions and Related Investment Income
 Investment transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and capital gain distributions received are recorded on the ex-dividend date. Interest income on investments is accrued daily.
I. Distributions to Shareholders
 Distributions to shareholders are recorded on the ex-dividend date. The Funds declare distributions from net investment income quarterly, except for the Money Market Fund, which declares daily. Capital gains distributions are declared annually.
 Investment income and capital gains and losses are recognized in accordance with GAAP ("book"). Distributions from net investment income and realized capital gains are based on earnings as determined in accordance with Federal income tax regulations ("tax") which may differ from book basis earnings. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales, post-October capital losses, net operating losses, mortgage-backed securities and foreign currency transactions.
 At the end of the year, offsetting adjustments to undistributed net investment income, additional paid in capital and undistributed net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year.
Note 3 -- Advisory Fees and Other Transactions with Affiliates
 American General Advisers ("AGA"), a division of VALIC, serves as investment adviser to the Series. VALIC is an indirect wholly-owned subsidiary of American General Corporation ("AGC"), Houston, Texas. Certain officers and directors of the Series are officers and directors of VALIC or affiliates of VALIC. VALIC entered into sub-advisory agreements with the following:
  American General Investment Management, L.P. -- sub-adviser for the AG High Yield Bond Fund, the AG Strategic Bond Fund, and the AG Core Bond Fund. Fiduciary Management Associates, Inc. -- sub-adviser for the actively managed portion of the Small Cap Value Fund. American General Investment Management, L.P. manages the passive portion of the portfolio.
  Goldman Sachs Asset Management -- sub-adviser for the Goldman Sachs Large Cap Growth Fund.
  INVESCO Funds Group, Inc. -- sub-adviser for the INVESCO MidCap Growth Fund. Prior to September 28, 2000, Brown Capital Management, Inc., was the Fund's sub-adviser.
  J.P. Morgan Investment Management, Inc. -- sub-adviser for the J.P. Morgan Small Cap Growth Fund.
  Neuberger Berman Management, Inc. -- sub-adviser for the Neuberger Berman MidCap Value Fund.
  State Street Global Advisors -- sub-adviser for the State Street Large Cap Value Fund.
  Thompson, Siegel & Walmsley, Inc. ("TS & W") -- sub-adviser for the International Growth Fund. The former sub-adviser, Jacobs Asset Management, merged into TS & W on July 24, 2000.

 Sub-advisers are compensated for such services by the Adviser.
 The Adviser receives from the Series a monthly fee based on each Fund's average daily net asset value at the following annual rates:

      International Growth Fund             0.90% on the first $100 million
                                            0.80% on assets over $100 million
     ------------------------------------------------------------------------
      Goldman Sachs Large Cap Growth Fund   0.55%
     ------------------------------------------------------------------------
      INVESCO MidCap Growth Fund            0.80% on the first $50 million
                                            0.75% on the next $50 million
                                            0.70% on the next $150 million
                                            0.65% on the next $250 million
                                            0.60% on assets over $500 million
     ------------------------------------------------------------------------
      J.P. Morgan Small Cap Growth Fund     0.85%
     ------------------------------------------------------------------------
      State Street Large Cap Value Fund     0.50%
     ------------------------------------------------------------------------
      Neuberger Berman MidCap Value Fund    0.75% on the first $100 million
                                            0.725% on the next $150 million
                                            0.70% on the next $250 million
                                            0.675% on the next $250 million
                                            0.65% on the assets over $750
                                            million
     ------------------------------------------------------------------------
      Small Cap Value Fund                  0.75% on the first $50 million
                                            0.65% on the assets over $50
                                            million
     ------------------------------------------------------------------------
      AG Socially Responsible Fund          0.25%
     ------------------------------------------------------------------------
      AG High Yield Bond Fund               0.70% on the first $200 million
                                            0.60% on the next $300 million
                                            0.55% on assets over $500 million
     ------------------------------------------------------------------------
      AG Strategic Bond Fund                0.60% on the first $200 million
                                            0.50% on the next $300 million
                                            0.45% on assets over $500 million
     ------------------------------------------------------------------------
      AG Core Bond Fund                     0.50% on the first $200 million
                                            0.45% on the next $300 million
                                            0.40% on assets over $500 million
     ------------------------------------------------------------------------
      AG 2 Money Market Fund                0.25%
     ------------------------------------------------------------------------
      AG Aggressive Growth Lifestyle Fund   0.10%
      AG Moderate Growth Lifestyle Fund
      AG Conservative Growth Lifestyle Fund

-------------------------------------------------------------------------------

 74          NOTES TO FINANCIAL STATEMENTS (Unaudited) - CONTINUED
 The Adviser has voluntarily agreed to waive a portion of its management fee or to reimburse certain expenses of each Fund, other than the Lifestyle Funds, through August 31, 2001 (through August 31, 2002, for those marked with an asterisk). The table below reflects total annual operating expenses by Fund, as voluntarily limited by the Adviser, shown as a percentage of average net assets:

                                          Maximum
                                          Expenses
      Fund Name                          Limitation
     -----------------------------------------------
      International Growth Fund*........   1.01%
      Goldman Sachs Large Cap Growth
      Fund..............................   0.85%
      INVESCO MidCap Growth Fund........   0.85%
      J.P. Morgan Small Cap Growth
      Fund..............................   1.16%
      State Street Large Cap Value
      Fund..............................   0.81%
      Neuberger Berman MidCap Value
      Fund..............................   1.05%
      Small Cap Value Fund..............   0.95%
      AG Socially Responsible Fund......   0.56%
      AG High Yield Bond Fund...........   0.99%
      AG Strategic Bond Fund............   0.89%
      AG Core Bond Fund*................   0.77%
      AG 2 Money Market Fund............   0.56%

 On August 26, 1998, the Series entered into an Accounting Services Agreement with VALIC which appointed VALIC as Accounting Services Agent. Under the agreement, VALIC provides certain accounting and administrative services to the Series. VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.03% based on average daily net asset value of the fund. On April 17, 2001, the Board of Trustees approved an increase in the annual fee paid to VALIC of 0.04%, from 0.03% to 0.07%, based on average daily net asset value of the funds, effective May 1, 2001.

 On August 26, 1998, the Series entered into an Administrative Service Agreement with VALIC where VALIC provides record keeping, account maintenance, and other administrative and shareholder services for contract owners and participants. VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.25% based on average daily net assets of the fund.

 On October 16, 2000, the Series entered into a one year Transfer Agency and Shareholder Services Agreement with VALIC which appointed VALIC as Transfer Agent and Shareholder Service Agent. Under the agreement, VALIC provides services which include the issuance and redemption of shares, payment of dividends between the Series and their "institutional" shareholders and certain shareholder reporting services including confirmation of transactions, monthly statements of account and tax reporting. For the period ended February 28, 2001, the Series had accrued $839 for Transfer Agency and Shareholder Services.

 The Variable Annuity Marketing Company ("VAMCO") is the Distributor for the Series. VAMCO is an indirect wholly-owned subsidiary of AGC. VAMCO currently receives no compensation for distribution services performed on behalf of the Series.

 On December 8, 2000, VALIC, on behalf of its Separate Account A, replaced all the outstanding shares of NAFVPS II Domestic Bond, International Value and Balanced Funds with shares of the NAFVPS II Core Bond, International Growth and Moderate Growth Lifestyle Funds, respectively, through the exchange of shares for securities and/or cash. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Core Bond, International Growth and Moderate Growth Lifstyle Funds received securities valued at the then current fair market value or cash, in exchange for shares issued at the net asset value of the Domestic Bond, International Value and Balanced Funds as of the close of business on December 8, 2000. The cost basis of securities received for both financial reporting and Federal income tax reporting purposes was equal to the fair market value of the securities received on December 8, 2000, the substitution date.

 On January 23, 2001, the Board of Trustees approved a Deferred Compensation Plan for its independent trustees who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The effective date of the plan is January 1, 2001. The first deferred payment was made in March 2001. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred may be invested in up to six different investment options that are specified in the plan as selected by the trustees.

 On January 23, 2001, the Board of Trustees approved a retirement plan for its independent trustees who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The Series is responsible for the payment of the retirement benefits, as well as the expenses of administration of the plan. Benefits vested under the retirement plan are payable for a ten-year period and are based upon each trustees' years of service to the Fund. The maximum retirement benefit per trustee under the plan is 100% of the Trustee's compensation who has completed ten or more years of service. As of February 28, 2001, the Series had a retirement plan liability totaling $8,212.

 At the end of the period, the Series owed to affiliates $1,195,171, including fees payable from Advisory, Accounting Services, Administrative Services, Trustees' fees, and Transfer Agency fees. The Series had expense reimbursements of $417,931 for the period.

 At February 28, 2001, VALIC Separate Account A (a registered separate account of VALIC) owned, directly or indirectly, 100% of the outstanding shares of all Funds. Certain officers and trustees of the Series are officers and directors of VALIC or AGC.

 During the period ended February 28, 2001, the following security transactions were affected among the NAFVPS II Fund(s) for which VALIC is the investment adviser, at the then current market price with no brokerage commission incurred:

                                          Cost to
  Fund Selling          Fund Buying        Buyer  Net gain (loss) to Seller
---------------------------------------------------------------------------
AG Core Bond Fund  AG Strategic Bond Fund $35,238          $(1,078)

Note 4 -- Investment Activity
 At February 28, 2001, the aggregate cost and net unrealized appreciation (depreciation) for Federal income tax purpose were as follows:

                           Identified
                             Cost of      Gross        Gross     Net Unrealized
                           Investments  Unrealized   Unrealized   Appreciation
          Fund                Owned    Appreciation Depreciation (Depreciation)
-------------------------------------------------------------------------------
International Growth
Fund.....................  $30,850,603  $1,231,984   $2,771,149   $(1,539,165)
Goldman Sachs Large Cap
Growth Fund..............   35,646,909   1,500,293    7,357,765    (5,857,472)
INVESCO MidCap Growth
Fund.....................   22,046,749     605,457    5,178,625    (4,573,168)
J.P. Morgan Small Cap
Growth Fund..............   31,109,412   1,744,410    6,919,404    (5,174,994)
State Street Large Cap
Value Fund...............   15,060,945   1,185,959      588,062       597,897
Neuberger Berman MidCap
Value Fund...............   39,870,399   2,156,589      868,196     1,288,393
Small Cap Value Fund.....   16,155,519   1,149,202      524,133       625,069
AG Socially Responsible
Fund.....................   12,194,356   1,422,243    1,063,820       358,423
AG High Yield Bond Fund..   14,109,701     311,417      670,353      (358,936)
AG Strategic Bond Fund...   10,103,615     235,933      276,435       (40,502)
AG Core Bond Fund........   31,629,373     464,858       39,093       425,765
AG 2 Money Market Fund...   36,978,377          --           --            --
AG Aggressive Growth
Lifestyle Fund...........   18,489,082      55,916    2,239,962    (2,184,046)
AG Moderate Growth
Lifestyle Fund...........   28,026,718     272,721    1,878,127    (1,605,406)
AG Conservative Growth
Lifestyle Fund...........   16,445,351     258,888      911,402      (652,514)

-------------------------------------------------------------------------------

                                                                75
             NOTES TO FINANCIAL STATEMENTS (Unaudited) - CONTINUED


 The following net realized capital loss carryforwards at February 28, 2001, may be utilized to offset future capital gains.

                                                    Capital Loss   Expiration
                       Fund                         Carryforward     Through
--------------------------------------------------------------------------------
AG High Yield Bond Fund............................   $142,832   August 31, 2008
AG Strategic Bond Fund.............................   $ 45,977   August 31, 2008
AG Core Bond Fund..................................   $ 79,723   August 31, 2008

 During the period ended February 28, 2001, the cost of purchases and proceeds from sales of securities, excluding short term securities were:

                                                                   Proceeds from
                                                         Cost of    Securities
                                                       Securities     Sold or
Fund                                                    Purchased     Matured
--------------------------------------------------------------------------------
International Growth Fund............................. $24,630,053  $ 5,047,932
Goldman Sachs Large Cap Growth Fund...................  15,898,303    9,981,471
INVESCO MidCap Growth Fund............................  22,352,952   13,602,665
J.P. Morgan Small Cap Growth Fund.....................  21,416,238   15,903,596
State Street Large Cap Value Fund.....................  12,883,387    8,552,230
Neuberger Berman MidCap Value Fund....................  51,096,451   33,276,275
Small Cap Value Fund..................................  11,063,721    2,720,772
AG Socially Responsible Fund..........................   3,058,879    2,725,408
AG High Yield Bond Fund...............................   7,987,755    1,863,186
AG Strategic Bond Fund................................   4,236,323    2,593,028
AG Core Bond Fund.....................................  61,510,505   43,012,008
AG Aggressive Growth Lifestyle Fund...................  17,431,778   11,154,068
AG Moderate Growth Lifestyle Fund.....................  31,621,594   17,950,456
AG Conservative Growth Lifestyle Fund.................  18,347,481   13,523,717

 Included in the cost of purchases and proceeds from sales amounts were purchases and sales of U.S. government and government agency obligations of the following:

AG Core Bond Fund.....................................  41,448,054   33,699,888
AG Strategic Bond Fund................................   2,044,313    1,261,203

Note 5 -- Investment Holdings by Country

 The following represents investment holdings by country held by the International Growth Fund as of February 28, 2001:

                                                  International Growth
                                                          Fund
                                                 -----------------------
                                                 Percent of   Market
Country                                          Net Assets    Value
------------------------------------------------------------------------
Australia.......................................    1.50%   $   432,586
Austria.........................................    1.36%       391,136
Brazil..........................................    4.06%     1,171,641
Finland.........................................    1.72%       496,413
France..........................................    9.88%     2,848,973
Germany.........................................    4.40%     1,269,724
Hong Kong.......................................    4.66%     1,343,965
Israel..........................................    1.13%       324,975
Italy...........................................    1.50%       433,315
Japan...........................................   14.68%     4,234,934
Korea...........................................    3.17%       914,119
Mexico..........................................    2.01%       578,621
Netherlands.....................................   16.16%     4,660,518
Norway..........................................    1.12%       322,403
Singapore.......................................    1.80%       520,419
Spain...........................................    5.66%     1,632,607
Sweden..........................................    3.78%     1,094,691
United Kingdom..................................   16.50%     4,758,398
United States...................................    6.52%     1,882,000
                                                 -----------------------
Total investments...............................  101.61%    29,311,438
Other assets less liabilities...................   (1.61%)     (464,602)
                                                 -----------------------
Net assets......................................  100.00%   $28,846,836
                                                 -----------------------

Note 6 -- Bank Line of Credit

 The Series has a $10,000,000 unsecured committed revolving line of credit with State Street Bank and Trust Company to be used for temporary or emergency purposes. Borrowings under this facility bear interest at a variable rate per annum equal to the overnight federal funds rate plus .50% per annum. All of the funds are charged an annual commitment fee equal to .08% on the daily unused balance. As of February 28, 2001, the report period, there were no borrowings outstanding.

Note 7 -- Concentration of Credit Risk

 The AG High Yield Bond Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

-------------------------------------------------------------------------------

 76                     FINANCIAL HIGHLIGHTS (Unaudited)
Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                Goldman Sachs Large Cap
                         International Growth Fund                    Growth Fund
                     -----------------------------------   -----------------------------------
                                         Year Ended                            Year Ended
                                         August 31,                            August 31,
                                       -----------------                     -----------------
                     Six Months Ended                      Six Months Ended
                     February 28, 2001  2000     1999(a)   February 28, 2001  2000     1999(a)
                     -------------------------------------------------------------------------
PER SHARE DATA
Net asset value
at beginning of
period...........         $ 14.79      $ 11.22   $10.00         $ 17.68      $ 13.96   $ 10.00
                     -------------------------------------------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...              --         0.05     0.13              --        (0.02)     0.01
 Net realized and
 unrealized gain
 (loss) on
 securities and
 foreign currency
 related
 transactions....           (2.13)        4.16     1.09           (6.48)        4.24      3.96
                     -------------------------------------------------------------------------
 Total income
 from investment
 operations......           (2.13)        4.21     1.22           (6.48)        4.22      3.97
                     -------------------------------------------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........           (0.03)       (0.20)      --              --           --     (0.01)
 Distributions
 from net
 realized gain on
 securities......           (0.76)       (0.44)      --           (0.67)       (0.50)       --
                     -------------------------------------------------------------------------
 Total
 distributions...           (0.79)       (0.64)      --           (0.67)       (0.50)    (0.01)
                     -------------------------------------------------------------------------
Net asset value
at end of
period...........         $ 11.87      $ 14.79   $11.22         $ 10.53      $ 17.68   $ 13.96
                     -------------------------------------------------------------------------
TOTAL RETURN(c)..          (14.45)%      37.31 %  12.20 %        (36.96)%      30.68 %   39.77 %
                     -------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........            1.07 %(b)    1.15 %   1.13 %          0.86 %(b)    0.86 %    0.81 %
Ratio of expenses
to average net
assets before
expense
reductions.......            1.50 %(b)    1.81 %   1.90 %          1.26 %(b)    1.44 %    1.44 %
Ratio of net
investment income
(loss) to average
net assets.......            0.00 %(b)    0.31 %   1.40 %         (0.18)%(b)   (0.12)%    0.13 %
Portfolio
turnover rate....              28 %         81 %     87 %            32 %         68 %      76 %
Number of shares
outstanding at
end of period
(000's)..........           2,430          792      608           2,833        2,035     1,383
Net assets at the
end of period
(000's)..........         $28,847      $11,715   $6,815         $29,842      $35,983   $19,309
                                  INVESCO                        J.P. Morgan Small Cap
                            MidCap Growth Fund                        Growth Fund
                     ------------------------------------- -------------------------------------
                                         Year Ended                            Year Ended
                                         August 31,                            August 31,
                                       -------------------                   -------------------
                     Six Months Ended                      Six Months Ended
                     February 28, 2001  2000     1999(a)   February 28, 2001  2000     1999(a)
                     ---------------------------------------------------------------------------
PER SHARE DATA
Net asset value
at beginning of
period...........         $ 16.30      $ 12.45   $10.00         $ 23.24      $ 14.86   $ 10.00
                     ---------------------------------------------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...            0.04        (0.02)   (0.03)           0.06        (0.10)    (0.05)
 Net realized and
 unrealized gain
 (loss) on
 securities and
 foreign currency
 related
 transactions....           (5.12)        5.32     2.48           (9.02)       10.05      4.96
                     ---------------------------------------------------------------------------
 Total income
 from investment
 operations......           (5.08)        5.30     2.45           (8.96)        9.95      4.91
                     ---------------------------------------------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........           (0.02)          --       --              --           --        --
 Distributions
 from net
 realized gain on
 securities......           (3.35)       (1.45)      --           (2.12)       (1.57)    (0.05)
                     ---------------------------------------------------------------------------
 Total
 distributions...           (3.37)       (1.45)      --           (2.12)       (1.57)    (0.05)
                     ---------------------------------------------------------------------------
Net asset value
at end of
period...........         $  7.85      $ 16.30   $12.45         $ 12.16      $ 23.24   $ 14.86
                     ---------------------------------------------------------------------------
TOTAL RETURN(c)..          (32.80)%      46.25 %  24.50 %        (39.08)%      68.91 %   48.82 %
                     ---------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........            0.80 %(b)    0.79 %   0.77 %          1.16 %(b)    1.16 %    1.11 %
Ratio of expenses
to average net
assets before
expense
reductions.......            1.42 %(b)    1.55 %   1.64 %          1.53 %(b)    1.71 %    1.78 %
Ratio of net
investment income
(loss) to average
net assets.......            0.35 %(b)   (0.20)%  (0.24)%         (0.50)%(b)   (0.64)%   (0.45)%
Portfolio
turnover rate....             110 %         51 %     38 %            58 %        133 %     126 %
Number of shares
outstanding at
end of period
(000's)..........           2,217          783      594           2,134        1,463       730
Net assets at the
end of period
(000's)..........         $17,416      $12,770   $7,394         $25,946      $34,000   $10,843

(a)Fund commenced operations on September 21, 1998.
(b)Annualized
(c)The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

--------------------------------------------------------------------------------

                  FINANCIAL HIGHLIGHTS (Unaudited) - CONTINUED  77
Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                          State Street Large Cap                   Neuberger Berman
                                Value Fund                         MidCap Value Fund
                     -----------------------------------   -----------------------------------
                                         Year Ended                            Year Ended
                                         August 31,                            August 31,
                                       -----------------                     -----------------
                     Six Months Ended                      Six Months Ended
                     February 28, 2001  2000     1999(a)   February 28, 2001  2000     1999(a)
                     -------------------------------------------------------------------------
PER SHARE DATA
Net asset value
at beginning of
period...........         $ 11.60      $ 12.85   $10.00         $ 13.54      $ 13.82   $10.00
                     -------------------------------------------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...            0.04         0.13     0.13            0.03         0.05     0.08
 Net realized and
 unrealized gain
 (loss) on
 securities and
 foreign currency
 related
 transactions....           (0.25)        0.65     2.85            0.35         3.13     4.11
                     -------------------------------------------------------------------------
 Total income
 from investment
 operations......           (0.21)        0.78     2.98            0.38         3.18     4.19
                     -------------------------------------------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........           (0.04)       (0.13)   (0.13)          (0.03)       (0.05)   (0.08)
 Distributions
 from net
 realized gain on
 securities......           (0.11)       (1.90)      --           (0.56)       (3.41)   (0.29)
                     -------------------------------------------------------------------------
 Total
 distributions...           (0.15)       (2.03)   (0.13)          (0.59)       (3.46)   (0.37)
                     -------------------------------------------------------------------------
Net asset value
at end of
period...........         $ 11.24      $ 11.60   $12.85         $ 13.33      $ 13.54   $13.82
                     -------------------------------------------------------------------------
TOTAL RETURN(c)..           (1.78)%       7.35 %  29.87 %          3.03 %      29.31 %  42.38 %
                     -------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........            0.81 %(b)    0.81 %   0.80 %          1.05 %(b)    1.05 %   1.03 %
Ratio of expenses
to average net
assets before
expense
reductions.......            1.34 %(b)    1.41 %   1.51 %          1.42 %(b)    1.64 %   1.73 %
Ratio of net
investment income
(loss) to average
net assets.......            1.08 %(b)    1.17 %   1.10 %          0.64 %(b)    0.41 %   0.73 %
Portfolio
turnover rate....              69 %        142 %     93 %           141 %        166 %    197 %
Number of shares
outstanding at
end of period
(000's)..........           1,386          955      611           3,090        1,286      654
Net assets at the
end of period
(000's)..........         $15,573      $11,084   $7,856         $41,185      $17,411   $9,039
                           Small Cap Value Fund             AG Socially Responsible Fund
                     ------------------------------------ -------------------------------------
                                         Year Ended                           Year Ended
                                         August 31,                           August 31,
                                       ------------------                   -------------------
                     Six Months Ended                     Six Months Ended
                     February 28, 2001  2000    1999(a)   February 28, 2001  2000     1999(a)
                     --------------------------------------------------------------------------
PER SHARE DATA
Net asset value
at beginning of
period...........         $ 11.73      $10.48   $10.00         $ 14.16      $ 12.88   $ 10.00
                     --------------------------------------------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...            0.08        0.15     0.13            0.08         0.13      0.14
 Net realized and
 unrealized gain
 (loss) on
 securities and
 foreign currency
 related
 transactions....            0.68        1.60     0.61           (2.62)        1.74      3.45
                     --------------------------------------------------------------------------
 Total income
 from investment
 operations......            0.76        1.75     0.74           (2.54)        1.87      3.59
                     --------------------------------------------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........           (0.08)      (0.15)   (0.13)          (0.08)       (0.13)    (0.14)
 Distributions
 from net
 realized gain on
 securities......           (1.46)      (0.35)   (0.13)          (0.14)       (0.46)    (0.57)
                     --------------------------------------------------------------------------
 Total
 distributions...           (1.54)      (0.50)   (0.26)          (0.22)       (0.59)    (0.71)
                     --------------------------------------------------------------------------
Net asset value
at end of
period...........         $ 10.95      $11.73   $10.48         $ 11.40      $ 14.16    $12.88
                     --------------------------------------------------------------------------
TOTAL RETURN(c)..            7.47 %     17.53 %   7.34 %        (18.02)%      14.77 %   36.27 %
                     --------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........            0.97 %(b)   0.98 %   0.96 %          0.56 %(b)    0.56 %    0.55 %
Ratio of expenses
to average net
assets before
expense
reductions.......            1.65 %(b)   1.69 %   1.75 %          0.93 %(b)    1.15 %    1.23 %
Ratio of net
investment income
(loss) to average
net assets.......            1.77 %(b)   1.36 %   1.28 %          1.24 %(b)    0.99 %    1.10 %
Portfolio
turnover rate....              36 %        97 %    102 %            23 %         40 %      29 %
Number of shares
outstanding at
end of period
(000's)..........           1,531         462      612           1,093        1,009       800
Net assets at the
end of period
(000's)..........         $16,754      $5,421   $6,414         $12,462      $14,276   $10,304

(a)Fund commenced operations on September 21, 1998.
(b)Annualized
(c)The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

--------------------------------------------------------------------------------

 78               FINANCIAL HIGHLIGHTS (Unaudited) - CONTINUED
Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                    AG                                   AG
                           High Yield Bond Fund                 Strategic Bond Fund
                     ----------------------------------   ----------------------------------
                                         Year Ended                           Year Ended
                                         August 31,                           August 31,
                                       ----------------                     ----------------
                     Six Months Ended                     Six Months Ended
                     February 28, 2001  2000    1999(a)   February 28, 2001  2000    1999(a)
                     -----------------------------------------------------------------------
PER SHARE DATA
Net asset value
at beginning of
period...........         $  9.28      $ 9.69   $10.00         $ 9.82       $ 9.86   $10.00
                     -----------------------------------------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...            0.45        0.96     0.87           0.40         0.81     0.69
 Net realized and
 unrealized gain
 (loss) on
 securities
 and foreign
 currency related
 transactions....           (0.65)      (0.41)   (0.31)         (0.09)       (0.01)   (0.16)
                     -----------------------------------------------------------------------
 Total income
 from investment
 operations......           (0.20)       0.55     0.56           0.31         0.80     0.53
                     -----------------------------------------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........           (0.45)      (0.96)   (0.87)         (0.41)       (0.84)   (0.65)
 Distributions
 from net
 realized gain on
 securities......              --          --       --             --           --    (0.02)
                     -----------------------------------------------------------------------
 Total
 distributions...           (0.45)      (0.96)   (0.87)         (0.41)       (0.84)   (0.67)
                     -----------------------------------------------------------------------
Net asset value
at end of
period...........         $  8.63      $ 9.28   $ 9.69         $ 9.72       $ 9.82   $ 9.86
                     -----------------------------------------------------------------------
TOTAL RETURN(c)..           (1.86)%      6.01 %   5.50 %         3.40 %       8.43 %   5.33 %
                     -----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........            0.99 %(b)   0.99 %   0.98 %         0.89 %(b)    0.89 %   0.88 %
Ratio of expenses
to average net
assets before
expense
reductions.......            1.35 %(b)   1.62 %   1.74 %         1.26 %(b)    1.51 %   1.64 %
Ratio of net
investment income
(loss) to average
net
assets...........           11.18 %(b)  10.21 %   8.51 %         9.20 %(b)    8.27 %   6.76 %
Portfolio
turnover rate....              28 %        90 %     74 %           46 %        100 %    143 %
Number of shares
outstanding at
end of period
(000's)..........           1,599         628      557            938          598      537
Net assets at the
end of period
(000's)..........         $13,799      $5,830   $5,397         $9,119       $5,870   $5,296
                            AG Core Bond Fund                  AG 2 Money Market Fund
                     ------------------------------------ -------------------------------------
                                         Year Ended                           Year Ended
                                         August 31,                           August 31,
                                       ------------------                   -------------------
                     Six Months Ended                     Six Months Ended
                     February 28, 2001  2000    1999(a)   February 28, 2001  2000     1999(a)
                     --------------------------------------------------------------------------
PER SHARE DATA
Net asset value
at beginning of
period...........         $ 9.46       $ 9.58   $10.00         $  1.00      $  1.00   $ 1.00
                     --------------------------------------------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...           0.27         0.61     0.50            0.03         0.06     0.05
 Net realized and
 unrealized gain
 (loss) on
 securities
 and foreign
 currency related
 transactions....           0.33        (0.12)   (0.39)             --           --       --
                     --------------------------------------------------------------------------
 Total income
 from investment
 operations......           0.60         0.49     0.11            0.03         0.06     0.05
                     --------------------------------------------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........          (0.27)       (0.61)   (0.50)          (0.03)       (0.06)   (0.05)
 Distributions
 from net
 realized gain on
 securities......             --           --    (0.03)             --           --       --
                     --------------------------------------------------------------------------
 Total
 distributions...          (0.27)       (0.61)   (0.53)          (0.03)       (0.06)   (0.05)
                     --------------------------------------------------------------------------
Net asset value
at end of
period...........         $ 9.79       $ 9.46   $ 9.58         $  1.00      $  1.00    $1.00
                     --------------------------------------------------------------------------
TOTAL RETURN(c)..           6.43 %       5.31 %   1.12 %          3.00 %       5.67 %   4.66 %
                     --------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........           0.78 %(b)    0.80 %   0.80 %          0.56 %(b)    0.56 %   0.54 %
Ratio of expenses
to average net
assets before
expense
reductions.......           1.09 %(b)    1.42 %   1.54 %          0.86 %(b)    1.10 %   1.23 %
Ratio of net
investment income
(loss) to average
net
assets...........           5.77 %(b)    6.39 %   5.06 %          5.97 %(b)    5.65 %   4.43 %
Portfolio
turnover rate....            326 %        476 %    489 %           N/A          N/A      N/A
Number of shares
outstanding at
end of period
(000's)..........          2,677          573      535          37,069       25,427    9,784
Net assets at the
end of period
(000's)..........         26,216       $5,420   $5,119         $37,069      $25,427   $9,784

(a)Fund commenced operations on September 21, 1998.
(b)Annualized
(c)The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

--------------------------------------------------------------------------------

                  FINANCIAL HIGHLIGHTS (Unaudited) - CONTINUED  79
Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                    AG
                     Aggressive Growth Lifestyle Fund      AG Moderate Growth Lifestyle Fund
                     -----------------------------------   -----------------------------------
                                         Year Ended                            Year Ended
                                         August 31,                            August 31,
                                       -----------------                     -----------------
                     Six Months Ended                      Six Months Ended
                     February 28, 2001  2000     1999(a)   February 28, 2001  2000     1999(a)
                     -------------------------------------------------------------------------
PER SHARE DATA
Net asset value
at beginning of
period...........         $ 14.89      $ 12.77   $10.00         $ 13.42      $ 12.24   $ 10.00
                     -------------------------------------------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...            0.79         0.37     0.08            0.75         0.43      0.17
 Net realized and
 unrealized gain
 (loss) on
 securities
 and foreign
 currency related
 transactions....           (3.40)        3.31     2.74           (2.13)        2.28      2.18
                     -------------------------------------------------------------------------
 Total income
 from investment
 operations......           (2.61)        3.68     2.82           (1.38)        2.71      2.35
                     -------------------------------------------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........           (0.35)       (1.09)   (0.05)          (0.33)       (1.10)    (0.11)
 Distributions
 from net
 realized gain on
 securities......           (2.28)       (0.47)      --           (1.14)       (0.43)       --
                     -------------------------------------------------------------------------
 Total
 distributions...           (2.63)       (1.56)   (0.05)          (1.47)       (1.53)    (0.11)
                     -------------------------------------------------------------------------
Net asset value
at end of
period...........         $  9.65      $ 14.89   $12.77         $ 10.57      $ 13.42   $ 12.24
                     -------------------------------------------------------------------------
TOTAL RETURN(c)..          (18.32)%      29.91 %  28.28 %        (10.42)%      23.29 %   23.52 %
                     -------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........            0.10 %(b)    0.10 %   0.10 %          0.10 %(b)    0.10 %    0.10 %
Ratio of expenses
to average net
assets before
expense
reductions.......            0.10 %(b)    0.10 %   0.10 %          0.10 %(b)    0.10 %    0.10 %
Ratio of net
investment income
(loss) to average
net assets.......            0.75 %(b)    1.07 %   0.76 %          2.01 %(b)    2.00 %    1.60 %
Portfolio
turnover rate....              76 %         79 %      9 %            87 %         72 %      13 %
Number of shares
outstanding at
end of period
(000's)..........           1,688          938      664           2,499        1,209       845
Net assets at the
end of period
(000's)..........         $16,290      $13,963   $8,480         $26,403      $16,222   $10,349
                              AG Conservative
                           Growth Lifestyle Fund
                     -------------------------------------
                                         Year Ended
                                         August 31,
                                       -------------------
                     Six Months Ended
                     February 28, 2001  2000     1999(a)
                     -------------------------------------
PER SHARE DATA
Net asset value
at beginning of
period...........         $ 11.33      $ 11.73   $10.00
                     -------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...            0.54         0.46     0.25
 Net realized and
 unrealized gain
 (loss) on
 securities
 and foreign
 currency related
 transactions....           (1.14)        1.59     1.65
                     -------------------------------------
 Total income
 from investment
 operations......           (0.60)        2.05     1.90
                     -------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........           (0.27)       (0.92)   (0.17)
 Distributions
 from net
 realized gain on
 securities......           (0.68)       (1.53)     ---
                     -------------------------------------
 Total
 distributions...           (0.95)       (2.45)   (0.17)
                     -------------------------------------
Net asset value
at end of
period...........         $  9.78      $ 11.33   $11.73
                     -------------------------------------
TOTAL RETURN(c)..           (5.28)%      19.33 %  19.00 %
                     -------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........            0.10 %(b)    0.10 %   0.10 %
Ratio of expenses
to average net
assets before
expense
reductions.......            0.10 %(b)    0.10 %   0.10 %
Ratio of net
investment income
(loss) to average
net assets.......            2.99 %(b)    2.99 %   2.29 %
Portfolio
turnover rate....              99 %         63 %     94 %
Number of shares
outstanding at
end of period
(000's)..........           1,614        1,083      633
Net assets at the
end of period
(000's)..........         $15,780      $12,268   $7,429

(a)Fund commenced operations on September 21, 1998.
(b)Annualized
(c)The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

--------------------------------------------------------------------------------

 80                                  February 28, 2001 (Unaudited)
                           SUPPLEMENTAL INFORMATION
                NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II
                        SUPPLEMENT DATED APRIL 12, 2001
             TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

On March 11, 2001, American General Corporation, the parent of The Variable Annuity Life Insurance Company and American General Distributors, Inc., respectively the investment adviser and underwriter to North American Funds Variable Product Series II, entered into an Agreement and Plan of Merger with Prudential plc, an international retail financial services organization with its primary headquarters in London, England. As a result of the transaction, American General Corporation will become a wholly-owned indirect subsidiary of Prudential plc. It is currently anticipated that the transaction, which is subject to approval by American General Corporation and Prudential plc shareholders, regulatory approvals and other conditions, will close by the end of the third quarter of 2001. Prudential plc is not affiliated with The Prudential Insurance Company of America.

On April 3, 2001, American General Corporation received an unsolicited competing offer from American International Group, Inc. which is currently under consideration.

                NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II
                        SUPPLEMENT DATED APRIL 19, 2001
        TO PROSPECTUS DATED OCTOBER 1, 2000 AS REVISED NOVEMBER 1, 2000

Background
As a result of the Gramm-Leach-Bliley Act, enacted in 2000, banks which advise registered investment companies are no longer exempt from registration under the Investment Advisors Act of 1940. Therefore, effective May 1, 2001, State Street Global Advisors ("SSgA"), the investment subadviser for the North American--State Street Large Cap Value Fund, is creating a new corporation, SSgA Funds Management, Inc. ("Funds Management"), to provide investment advisory services to registered investment companies. This is purely an internal reorganization in response to the new law and does not affect the service to the Fund. All of the same personnel who currently service the Fund, including portfolio managers, operations, client service and compliance personnel, will continue to serve the Fund in their new capacities as employees of Funds Management.

Prospectus Changes:
Page 32, Investment Sub-Adviser:
Effective May 1, 2001, the subadviser will be SSgA Funds Management, Inc.

Page 43, State Street Bank & Trust Company/State Street Global Advisors:
Change references from State Street Global Advisors to SSgA Funds Management,
Inc.

                                PRIVACY NOTICE

The Series, an affiliate of American General Corporation, understands your privacy is important. You have received this notice in accordance with applicable state and federal laws and because you are a current or potential customer of the Series. This notice will help you understand what types of nonpublic personal information--information about you that is not publicly available--we may collect, how we use it, and how we protect your privacy. This notice describes our privacy practices for both current and former customers.

Types of Nonpublic Personal Information We Collect and Disclose
 . American General's employees, representatives, agents, and selected third parties--companies or individuals not affiliated with American General--may collect nonpublic personal information about our customers, including:
--Information provided to us, such as an applications or other forms (account balances, income, assets and marital status).
--Information about transactions with us, our affiliates, or third parties. --Information from others, such as employers, and federal and state agencies.

Protection of Nonpublic Personal Information
 . We restrict access to nonpublic personal information to those employees, agents, representatives or third parties who need to know the information to provide products and services to our customers.
 . We have policies and procedures that give direction to our employees, agents, and representatives on how to protect and use nonpublic personal information.
 . We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Sharing of Nonpublic Personal Information
 . We do not share nonpublic personal information about our customers to anyone, including other affiliated American General companies or third parties, except as permitted by law.
 . We do not sell nonpublic personal information about our customers to third-
  parties who are not part of the American General family of companies.
 . We may disclose all of the types of nonpublic personal information we collect when needed, to: (i) affiliated companies, agents, employees, representatives, and third parties that market our services and products, and administer and service customer accounts on our behalf, (ii) financial service providers, or (iii) other financial institutions with whom we have joint marketing agreements.
 . Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include, but are not limited to, banks, insurance companies, third-party administrators, registered broker/dealers, auditors, regulators, and transfer agents.

Customers of Broker/Dealers
 . If you own shares of the Fund through a financial intermediary such as a broker/dealer, bank or trust company, you may receive the privacy policy of the financial intermediary that would address how it shares your non-public personal information with nonaffiliated third parties.

Changes in Privacy Policy
 . We reserve the right to change any of our privacy policies and related procedures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

-------------------------------------------------------------------------------

                NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II 81

BOARD OF TRUSTEES                         State Street Global Advisors
Kent E. Barrett                           2 International Place
Judith L. Craven                          Boston, Massachusetts 02110
Timothy J. Ebner
Gustavo E. Gonzales, Jr.                  Thompson, Siegel & Walmsley, Inc.
Norman Hackerman                          5000 Monument Ave.
Alice T. Kane                             Richmond, Virginia 23230
John W. Lancaster
Ben H. Love
John E. Maupin, Jr.                       INDEPENDENT AUDITORS
F. Robert Paulsen                         Ernst & Young LLP
                                          1221 McKinney Street
DISTRIBUTOR                               Houston, Texas 77010
The Variable Annuity Marketing Company
2929 Allen Parkway                        TRANSFER AND SHAREHOLDER
Houston, Texas 77019                      SERVICE AGENT
                                          The Variable Annuity Life
CUSTODIAN                                 Insurance Company (VALIC)
State Street Bank and Trust Company       2929 Allen Parkway
225 Franklin Street                       Houston, Texas 77019
Boston, Massachusetts 02110

INVESTMENT ADVISER                        OFFICERS (April, 2001)
American General Advisers                 Alice T. Kane,
2929 Allen Parkway                          Chairman and President
Houston, Texas 77019                      Kent E. Barrett,
                                            Executive Vice President
INVESTMENT SUB-ADVISERS                   Evelyn M. Curran,
American General                            Vice President
Investment Management, L.P.               Steven Guterman,
2929 Allen Parkway                          Vice President and Senior Investment
Houston, Texas 77019                        Officer
                                          Albert Gutierrez,
Fiduciary Management                        Vice President and Senior Investment
Associates, Inc.                            Officer
55 West Monroe Street, Suite 2550         Charles H. Clines,
Chicago, Illinois 60603                     Vice President and Tax Officer
                                          Nori L. Gabert,
Goldman Sachs Asset Management              Vice President and Secretary
32 Old Slip                               Gregory R. Kingston,
New York, New York 10005                    Treasurer
                                          Todd L. Spillane,
INVESCO Funds Group, Inc.                   Chief Compliance Officer and
7800 East Union Avenue                      Assistant Secretary
Denver, Colorado 80237                    Katherine Stoner,
                                            Assistant Secretary
J. P. Morgan Investment Management, Inc.  Kathryn A. Pearce,
522 Fifth Avenue                            Assistant Treasurer
New York, New York 10036                  Donald H. Guire,
                                            Assistant Treasurer
Neuberger Berman Management, Inc.
605 Third Avenue, Second Floor
New York, New York 10158-0180


 This report is for the information of the shareholders and variable contract owners participating in the North American Funds Variable Product Series II (formerly American General Series Portfolio Company 3). It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

 If you would like further information about this material or products issued by VALIC or American General Life Insurance Company, please contact your financial professional.

 "Standard & Poor's(R)", and "S&P 500(R)" are trademarks of Standard & Poor's Corporation. The Russell 2000(R) Index is a trademark/service mark of Frank Russell Trust Company. Russell(TM) is a trademark of the Frank Russell Company.

-------------------------------------------------------------------------------

NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II                     PRESRT
P.O. Box 3206                                                         STD
Houston, Texas  77253-3206                                        U.S. Postage
                                                                      PAID
                                                                 Permit No. 5721
                                                                   Chicago, Ill



AMERICAN
   GENERAL
   FINANCIAL GROUP

American General Financial Group is the marketing name and service mark owned and used by American General Corporation and its subsidiaries.





VA 11288 VER 02/01